                                                                    Exhibit 10-c

================================================================================
                                                                  COMPOSITE COPY
                                                                  CURRENT TO
                                                                  MARCH 1, 2002

                                  $200,000,000

                                CREDIT AGREEMENT

                         Dated as of September 22, 1999

                                      Among

                        CHIQUITA PROCESSED FOODS, L.L.C.

                                       and

                        Certain of its U.S. Subsidiaries,

                                  as Borrowers,

                       EACH OF THE FINANCIAL INSTITUTIONS
                          INITIALLY A SIGNATORY HERETO,
                          TOGETHER WITH THOSE ASSIGNEES
                        PURSUANT TO SECTION 14.6 HEREOF,

                                   as Lenders,

                                       and

                           FIRST UNION NATIONAL BANK,
                                    as Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I  DEFINITIONS............................................................................................1
         1.1 General Definitions..................................................................................1
             -------------------
         1.2 Accounting Terms and Determinations.................................................................25
             -----------------------------------
         1.3 Other Definitional Terms............................................................................26
             ------------------------
ARTICLE II  LOANS................................................................................................26
            -----
         2.1 Revolving Loans.....................................................................................26
             ---------------
         2.2 Term Loans..........................................................................................32
             ----------
         2.3 Optional and Mandatory Prepayments; Reduction of Commitments........................................34
             ------------------------------------------------------------
         2.4 Payments and Computations...........................................................................36
             -------------------------
         2.5 Maintenance of Account..............................................................................37
             ----------------------
         2.6 Statement of Account................................................................................37
             --------------------
         2.7 Taxes...............................................................................................37
             -----
         2.8 Sharing of Payments.................................................................................39
             -------------------
         2.9 Pro Rata Treatment..................................................................................39
             ------------------
         2.10 Extensions and Conversions.........................................................................40
              --------------------------
ARTICLE III  LETTERS OF CREDIT...................................................................................40
             -----------------
         3.1 Issuance............................................................................................40
             --------
         3.2 Notice and Reports..................................................................................41
             ------------------
         3.3 Participation.......................................................................................41
             -------------
         3.4 Reimbursement.......................................................................................41
             -------------
         3.5 Repayment with Revolving Loans......................................................................42
             ------------------------------
         3.6 Renewal, Extension..................................................................................43
             ------------------
         3.7 Uniform Customs and Practices.......................................................................43
             -----------------------------
         3.8 Indemnification; Nature of Issuing Bank's Duties....................................................44
             ------------------------------------------------
         3.9 Responsibility of Issuing Bank......................................................................45
             ------------------------------
         3.10 Conflict with Letter of Credit Documents...........................................................45
              ----------------------------------------
ARTICLE IV  INTEREST AND FEES....................................................................................45
            -----------------
         4.1 Interest on Loans...................................................................................45
             -----------------
         4.2 Interest After Event of Default.....................................................................46
             -------------------------------
         4.3 Unused Line Fee.....................................................................................46
             ---------------
         4.4 Lenders' Fees/Agent's Fees..........................................................................46
             --------------------------
         4.5 Letter of Credit Fees...............................................................................46
             ---------------------
         4.6 Authorization to Charge Account.....................................................................47
             -------------------------------
         4.7 Indemnification in Certain Events...................................................................47
             ---------------------------------
         4.8 Inability To Determine Interest Rate................................................................47
             ------------------------------------
         4.9 Illegality..........................................................................................48
             ----------
         4.10 Funding Indemnity..................................................................................48
              -----------------
ARTICLE V  CONDITIONS PRECEDENT..................................................................................49
           --------------------
         5.1 Closing Conditions..................................................................................49
             ------------------
         5.2 Conditions to Term Loans............................................................................53
             ------------------------
         5.3 Conditions to all Loans and Letters of Credit.......................................................53
             ---------------------------------------------
ARTICLE VI.  REPRESENTATIONS AND WARRANTIES......................................................................54
             ------------------------------

         6.1 Organization and Qualification......................................................................54
             ------------------------------
         6.2 Solvency............................................................................................54
             --------
         6.3 Liens; Inventory....................................................................................55
             ----------------
         6.4 No Conflict.........................................................................................55
             -----------
         6.5 Enforceability......................................................................................56
             --------------
         6.6 Financial Data......................................................................................56
             --------------
         6.7 Locations of Offices, Records and Inventory.........................................................56
             -------------------------------------------
         6.8 Fictitious Business Names...........................................................................57
             -------------------------
         6.9 Subsidiaries........................................................................................57
             ------------
         6.10 No Judgments or Litigation.........................................................................57
              --------------------------
         6.11 No Defaults........................................................................................57
              -----------
         6.12 No Employee Disputes...............................................................................57
              --------------------
         6.13 Compliance with Law................................................................................58
              -------------------
         6.14 Compliance with PACA...............................................................................58
              --------------------
         6.15 ERISA..............................................................................................58
              -----
         6.16 Compliance with Environmental Laws.................................................................59
              ----------------------------------
         6.17 Use of Proceeds....................................................................................59
              ---------------
         6.18 Intellectual Property..............................................................................60
              ---------------------
         6.19 Licenses and Permits...............................................................................60
              --------------------
         6.20 Title to Property..................................................................................61
              -----------------
         6.21 Labor Matters......................................................................................61
              -------------
         6.22 Investment Company.................................................................................61
              ------------------
         6.23 Margin Security....................................................................................61
              ---------------
         6.24 No Event of Default................................................................................62
              -------------------
         6.25 Taxes and Tax Returns..............................................................................62
              ---------------------
         6.26 No Other Indebtedness..............................................................................62
              ---------------------
         6.27 Status of Accounts.................................................................................62
              ------------------
         6.28 Representations and Warranties.....................................................................62
              ------------------------------
         6.29 Material Contracts.................................................................................63
              ------------------
         6.30 Survival of Representations........................................................................63
              ---------------------------
         6.31 Affiliate Transactions.............................................................................63
              ----------------------
         6.32 Trade Suppliers....................................................................................63
              ---------------
         6.33 Accuracy and Completeness of Information...........................................................63
              ----------------------------------------
         6.34 Year 2000 Issue....................................................................................63
              ---------------
         6.35 Walla Walla IRB....................................................................................64
              ---------------
ARTICLE VII  AFFIRMATIVE COVENANTS...............................................................................64
             ---------------------
         7.1 Financial Information...............................................................................64
             ---------------------
         7.2 Inventory...........................................................................................66
             ---------
         7.3 Corporate Existence.................................................................................67
             -------------------
         7.4 ERISA...............................................................................................67
             -----
         7.5 Proceedings or Adverse Changes......................................................................69
             ------------------------------
         7.6 Environmental Matters...............................................................................69
             ---------------------
         7.7 Books and Records; Inspection.......................................................................70
             -----------------------------
         7.8 Collateral Records..................................................................................71
             ------------------
         7.9 Security Interests..................................................................................71
             ------------------
         7.10 Insurance; Collateral Loss.........................................................................72
              --------------------------

         7.11 Taxes..............................................................................................73
              -----
         7.12 Compliance With Laws...............................................................................73
              --------------------
         7.13 Use of Proceeds....................................................................................73
              ---------------
         7.14 Fiscal Year........................................................................................74
              -----------
         7.15 Notification of Certain Events.....................................................................74
              ------------------------------
         7.16 Additional Borrowers...............................................................................74
              --------------------
         7.17 Schedules of Accounts and Purchase Orders..........................................................75
              -----------------------------------------
         7.18 Collection of Accounts.............................................................................75
              ----------------------
         7.19 Notice; Credit Memoranda; and Returned Goods.......................................................76
              --------------------------------------------
         7.20 Acknowledgment Agreements..........................................................................76
              -------------------------
         7.21 Trademarks.........................................................................................76
              ----------
         7.22 Maintenance of Property............................................................................77
              -----------------------
         7.23 Interest Rate Protection...........................................................................77
              ------------------------
         7.24 Revisions or Updates to Schedules..................................................................77
              ---------------------------------
         7.25 Year 2000 Compliance...............................................................................77
              --------------------
         7.26 Compliance with PACA...............................................................................77
              --------------------
         7.27 Covenants Relating to Food Security Act............................................................78
              ---------------------------------------
         7.28 Payment for Perishable Goods.......................................................................78
              ----------------------------
ARTICLE VIII  FINANCIAL COVENANTS................................................................................79
              -------------------
         8.1 Leverage Ratio......................................................................................79
             --------------
         8.2 Minimum Consolidated Tangible Net Worth.............................................................79
             ---------------------------------------
         8.3 Capital Expenditures................................................................................79
             --------------------
ARTICLE IX  NEGATIVE COVENANTS...................................................................................80
            ------------------
         9.1 Restrictions on Liens...............................................................................80
             ---------------------
         9.2 Restrictions on Additional Indebtedness.............................................................80
             ---------------------------------------
         9.3 Restrictions on Sale of Assets......................................................................80
             ------------------------------
         9.4 No Corporate Changes................................................................................80
             --------------------
         9.5 No Guarantees.......................................................................................81
             -------------
         9.6 No Restricted Payments..............................................................................81
             ----------------------
         9.7 No Investments......................................................................................81
             --------------
         9.8 No Affiliate Transactions...........................................................................81
             -------------------------
         9.9 No Prohibited Transactions Under ERISA..............................................................81
             --------------------------------------
         9.10 No Additional Bank Accounts........................................................................82
              ---------------------------
         9.11 Amendments of Material Contracts...................................................................82
              --------------------------------
         9.12 Additional Negative Pledges........................................................................83
              ---------------------------
         9.13 Sale and Leaseback.................................................................................83
              ------------------
         9.14 Licenses, Etc......................................................................................83
              -------------
         9.15 Limitations........................................................................................83
              -----------
         9.16 Operating Lease Obligations........................................................................84
              ---------------------------
         9.17 Issuance of Stock..................................................................................84
              -----------------
ARTICLE X  POWERS................................................................................................84
           ------
         10.1 Appointment as Attorney-in-Fact....................................................................84
              -------------------------------
         10.2 Limitation on Exercise of Power....................................................................85
              -------------------------------
ARTICLE XI  EVENTS OF DEFAULT AND REMEDIES.......................................................................85
            ------------------------------
         11.1 Events of Default..................................................................................85
              -----------------
         11.2 Acceleration.......................................................................................87
              ------------

ARTICLE XII  TERMINATION.........................................................................................88
             -----------
ARTICLE XIII  THE AGENT..........................................................................................88
             ----------
         13.1 Appointment of Agent...............................................................................88
              --------------------
         13.2 Nature of Duties of Agent..........................................................................89
              -------------------------
         13.3 Lack of Reliance on Agent..........................................................................89
              -------------------------
         13.4 Certain Rights of the Agent........................................................................89
              ---------------------------
         13.5 Reliance by Agent..................................................................................90
              -----------------
         13.6 Indemnification of Agent...........................................................................90
              ------------------------
         13.7 The Agent in its Individual Capacity...............................................................90
              ------------------------------------
         13.8 Holders of Notes...................................................................................91
              ----------------
         13.9 Successor Agent....................................................................................91
              ---------------
         13.10 Collateral Matters................................................................................91
               ------------------
         13.11 Actions with Respect to Defaults..................................................................93
               --------------------------------
         13.12 Delivery of Information...........................................................................93
               -----------------------
ARTICLE XIV  MISCELLANEOUS.......................................................................................93
             -------------
         14.1 Waivers............................................................................................93
              -------
         14.2 JURY TRIAL.........................................................................................94
              ----------
         14.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE...................................................94
              ------------------------------------------------
         14.4 Arbitration........................................................................................94
              -----------
         14.5 Notices............................................................................................96
              -------
         14.6 Assignability......................................................................................96
              -------------
         14.7 Information........................................................................................99
              -----------
         14.8 Payment of Expenses; Indemnification...............................................................99
              ------------------------------------
         14.9 Entire Agreement, Successors and Assigns..........................................................101
              ----------------------------------------
         14.10 Amendments, Etc..................................................................................101
               ----------------
         14.11 Nonliability of Agent and Lenders................................................................102
               ---------------------------------
         14.12 Independent Nature of Lenders' Rights............................................................102
               -------------------------------------
         14.13 Counterparts.....................................................................................102
               ------------
         14.14 Effectiveness....................................................................................102
               -------------
         14.15 Severability.....................................................................................102
               ------------
         14.16 Headings Descriptive.............................................................................102
               --------------------
         14.17 Maximum Rate.....................................................................................102
               -------------
         14.18 Right of Setoff..................................................................................103
               ---------------
         14.19 Concerning Joint and Several Liability of the Borrowers..........................................103
               -------------------------------------------------------
         14.20 Power of Attorney................................................................................106
               -----------------

                             EXHIBITS AND SCHEDULES
                             ----------------------

                                    EXHIBITS

Exhibit A          Form of Acknowledgment Agreement
Exhibit B          Form of Assignment and Acceptance
Exhibit C          Form of Landlord Agreement
Exhibit D          Form of Security Agreement
Exhibit E-1        Form of Revolving Note
Exhibit E-2        Form of Term Loan Note
Exhibit F          Form of Notice of Borrowing
Exhibit G-1        Form of Lockbox Agreement
Exhibit G-2        Form of Lockbox Letter
Exhibit H          Form of Notice of Extension/Conversion
Exhibit I          Form of Compliance Certificate
Exhibit J-1        Form of Revolving Credit Borrowing Base Certificate
Exhibit J-2        Form of Non-Distribution Term Loan Borrowing Base Certificate
Exhibit J-3        Form of Distribution Term Loan Borrowing Base Certificate
Exhibit K          Form of Joinder Agreement
Exhibit L          Form of Solvency Certificate
Exhibit M          Form of Account Designation Letter

                            SCHEDULES

Schedule 1.1A      Lenders and Commitments
Schedule 1.1B      Existing Letters of Credit
Schedule 1.1C      Liens
Schedule 1.1D      Indebtedness
Schedule 1.1E      Investments
Schedule 1.1F      Disposable Property
Schedule 1.1G      Excluded Locations
Schedule 6.1       Jurisdictions of Organization
Schedule 6.7       Collateral Locations
Schedule 6.8       Fictitious Business Names
Schedule 6.9       Subsidiaries
Schedule 6.10      Litigation
Schedule 6.15      ERISA
Schedule 6.16      Environmental Disclosures
Schedule 6.18      Intellectual Property
Schedule 6.29      Material Contracts
Schedule 6.31      Affiliate Transactions
Schedule 9.6       Tax Sharing Arrangements
Schedule 9.10      Bank Accounts

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is entered into as of September 22, 1999 among CHIQUITA PROCESSED FOODS, L.L.C., a Delaware limited liability company (the "Company"), such Subsidiaries of the Company as may from time to time become parties hereto (collectively referred to as the "Subsidiary Borrowers" or individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers collectively referred to as the "Borrowers" or individually referred to as a "Borrower"), each of the financial institutions identified as Lenders on Schedule 1.1A hereto (together with each of their
                         -------------
successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"), and FIRST UNION NATIONAL BANK ("First Union"), acting in the manner and to the extent described in Article XIII hereof (in such
                                                    ------------
capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrowers wish to obtain a revolving credit facility and a term loan facility for the purposes set forth hereinafter; and

     WHEREAS, upon the terms and subject to the conditions set forth herein, the Lenders are willing to make loans and advances to the Borrowers;

     NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                                  DEFINITIONS.

     1.1  General Definitions.
          -------------------

     As used herein, the following terms shall have the meanings herein specified:

     "Accounts" shall mean all of each Borrower's "accounts" (as defined in the
      --------
Uniform Commercial Code), whether now existing or existing in the future, including, without limitation, all (i) accounts receivable (whether or not specifically listed on schedules furnished to the Agent), including, without limitation, all accounts created by or arising from all of each Borrower's sales of goods or rendition of services made under any of each Borrower's trade names or styles, or through any of each Borrower's divisions; (ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods;
(iv) reserves and credit balances held by each Borrower with respect to any such accounts receivable or account debtors; (v) guarantees or collateral for any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing.

     "Acknowledgment Agreements" shall mean (i) the Acknowledgment Agreements,
      -------------------------
substantially in the form of Exhibit A hereto, between each Borrower's
                             ---------
warehousemen, fillers, packers and processors and the Agent, in each case acknowledging and agreeing, among other things, (A) that such warehousemen, fillers, packers and processors do not have any Liens on any of the property of any Borrower or any Subsidiary and (B) to the collateral assignment by each Borrower to the Agent of each such Borrower's interest in the contracts with each of such warehousemen, fillers, packers and processors and (ii) Landlord Agreements.

     "Acquired Company" shall mean the Person (or the assets or business
      ----------------
thereof) which is acquired pursuant to an Acquisition.

     "Acquisition" shall mean (i) the purchase of the Capital Stock of a Person,
      -----------
(ii) the purchase of all or a substantial portion of the assets or business of any Person or (iii) the merger or consolidation with a Person in which the Company or any other Borrower shall be the surviving or resulting corporation.

     "Acquisition Documents" shall mean any agreement pursuant to which an
      ---------------------
Acquisition is made in accordance with the terms hereof, including the exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

     "Acquisition Term Loans" shall have the meaning given to such term in the
      ----------------------
definition of Term Loan Availability Termination Date.

     "Affiliate" shall mean any entity which directly or indirectly controls, is
      ---------
controlled by, or is under common control with, any Borrower or any Subsidiary of any Borrower. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to (i) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) direct or cause the direction of management and policies of a business, whether through the ownership of voting securities, by contract or otherwise and either alone or in conjunction with others or any group.

     "Agent" shall mean First Union as provided in the preamble to this Credit
      -----
Agreement or any successor to First Union.

     "Agent's Fees" shall mean the fees payable by the Borrowers to the Agent as
      ------------
described in the Fee Letter.

     "Applicable Percentage" shall mean for Eurodollar Loans, Base Rate Loans
      ---------------------
and Unused Line Fees, the appropriate applicable percentages corresponding to the Average Leverage Ratio in effect as of the most recent Calculation Date as shown below:

---------------------------------------------------------------------------------------------------------
 Tier    Average Leverage  Applicable Percentage for   Applicable Percentage for    Applicable Percentage
Levels       Ratio             Eurodollar Loans             Base Rate Loans        for Revolving and Term
                                                                                      Unused Line Fees
---------------------------------------------------------------------------------------------------------
1          *4.5 to 1.0              2.50%                       1.00%                       .50%
---------------------------------------------------------------------------------------------------------
2         *4.0 to 1.0,              2.25%                        .75%                       .50%
         but **4.5 to 1.0
---------------------------------------------------------------------------------------------------------
3         *3.5 to 1.0,              2.00%                        .50%                      .375%
         but **4.0 to 1.0
---------------------------------------------------------------------------------------------------------
4         *3.0 to 1.0,              1.75%                        .25%                      .375%
           but **3.5:1
---------------------------------------------------------------------------------------------------------
5              **3.0:1              1.50%                          0%                      .375%
---------------------------------------------------------------------------------------------------------

The Applicable Percentages shall be adjusted quarterly on the date (each a "Calculation Date") ten Business Days after the date on which the Company delivers the quarterly officer's certificate for each fiscal quarter in accordance with the provisions of Section 7.1(d); provided, however, that (i)
                                  --------------  --------  -------
the initial Applicable Percentages shall be based on Tier Level 4 (as shown above) and shall remain at Tier Level 4 until the first Calculation Date subsequent to December 31, 1999, and, thereafter, the Tier Level shall be determined by the then current Average Leverage Ratio, and (ii) if the Company fails to deliver the officer's certificate to the Agent for any fiscal quarter as required by and within the time limits set forth in Section 7.1(d), the
                                                       --------------
Applicable Percentages from the applicable date of such failure shall be based on Tier Level 1 until five Business Days after an appropriate officer's certificate is provided, whereupon the Tier Level shall be determined by the then current Average Leverage Ratio. Except as set forth above, each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date.

     "Appraisal" shall have the meaning given to such term in Section 5.2.
      ---------

     "Appraisal Date" shall mean the dated date of the Appraisal.
      --------------

     "Asset Disposition" shall mean the disposition (other than (i) a
      -----------------
disposition of any of the property listed on Schedule 1.1F hereto, (ii) a
                                             -------------
disposition of inventory made in the ordinary course of business or (iii) a disposition described in clauses (c) or (e) of Section 9.3, so long as the proceeds thereof are used to repair existing assets or acquire other assets or property useful in the relevant Borrower's business within one hundred twenty
(120) days of such disposition and any disposition described in clause (b) of
Section 9.3) of any or all of the assets (including, without limitation, the Capital Stock of a Borrower or Subsidiary of a Borrower) of any Borrower or its Subsidiaries, whether by sale, lease, transfer or otherwise, in a single transaction, or in a series of related transactions in any consecutive 12-month period (a) that have a fair market value in the aggregate in excess of $250,000 or (b) for Net Cash Proceeds in the aggregate in excess of $250,000.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered
      -------------------------
into by an assigning Lender and an assignee Lender, accepted by the Agent, in accordance with Section 14.6(f), in the form attached hereto as Exhibit B.
                                                                ---------

*  Greater than
** Less than or equal to

     "Availability" shall mean an amount equal to the excess of the Revolving
      ------------
Credit Borrowing Base over the outstanding amount of Revolving Loans and Letter of Credit Obligations.

     "Average Leverage Ratio" shall mean, as of the last day of each fiscal
      ----------------------
quarter, the ratio of (a) average outstanding Consolidated Funded Debt on the last day of each month in the four fiscal quarters ending on such date to (b) Consolidated EBITDA for the four fiscal quarters ending on such date; provided,
                                                                      --------
however, that Consolidated Funded Debt, as a component of the Average Leverage
-------
Ratio (i) for the fiscal quarter ending December 31, 1999, shall be computed for the fiscal quarterly period then ended, (ii) for the fiscal quarter ending March 31, 2000, shall be computed for the two fiscal quarterly periods then ended and
(iii) for the fiscal quarter ending June 30, 2000, shall be computed for the three fiscal quarterly periods then ended.

     "Base Rate" shall mean, for any day, the rate per annum (rounded upwards,
      ---------
if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (i) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (ii) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

     "Base Rate Loan" shall mean any Loan bearing interest at a rate determined
      --------------
by reference to the Base Rate.

     "Benefit Plan" shall mean a defined benefit plan as defined in Section
      ------------                                                  -------
3(35) of ERISA (other than a Multiemployer Plan) in respect of which any
-----
Borrower, any Subsidiary of any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section
                                                                         -------
3(5) of ERISA.
----

     "Borrower" and "Borrowers shall have the meaning given to such terms in the
      --------       ---------
preamble of this Credit Agreement.

     "Business Day" shall mean any day other than a Saturday, a Sunday, a legal
      ------------
holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Charlotte, North Carolina, New Richmond, Wisconsin or New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

     "Calculation Date" shall have the meaning given to such term in the
      ----------------
definition of Applicable Percentage.

     "Capex Term Loans" shall have the meaning given to such term in the
      ----------------
definition of Term Loan Availability Termination Date.

     "Capital Lease" shall mean, as applied to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

     "Capital Stock" shall mean (i) in the case of a corporation, capital stock,
      -------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other equity interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" shall mean, as to any Person, (i) securities issued or
      ----------------
directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United
                         --------
States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (ii) time deposits or certificates of deposit of any commercial bank incorporated under the laws of the United States or any state thereof, of recognized standing having capital and unimpaired surplus in excess of $1,000,000,000 and whose short-term commercial paper rating at the time of acquisition is at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Services, Inc. (any such bank, an "Approved Bank"), with such deposits or certificates having maturities of not more than one (1) year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (i) and (ii) above entered into with any Approved Bank, (iv) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing not more than one year after the date of acquisition, and (v) investments in money market funds that are registered under the Investment Company Act of 1940, as amended, which have net assets of at least $1,000,000,000 and at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (i) through (iv) above. All such Cash Equivalents must be denominated solely for payment in Dollars.

     "CBII" shall mean Chiquita Brands International, Inc., a New Jersey
      ----
corporation.

     "CBII Distributions" shall mean the CBII $28.4 Million Distribution and the
      ------------------
CBII $50 Million Distribution.

     "CBII $28.4 Million Distribution" shall mean a distribution by the Company
      -------------------------------
to its parent for the benefit of CBII of an amount up to $28,400,000 during the first year following the Closing Date representing the return of $28,400,000 of equity contributed by CBII to the Company in June and August 1999.

     "CBII $50 Million Distribution" shall mean a distribution by the Company to
      -----------------------------
its parent for the benefit of CBII of an amount up to $50,000,000 during the first year following the Closing Date.

     "Change of Control" shall mean the occurrence of any of the following: (i)
      -----------------
the failure of CBII to own and control, directly or indirectly, in excess of 50% of the outstanding Voting Stock of the Company or (ii) the failure of the Company to own, directly or indirectly, 100% of the outstanding shares of Capital Stock of the other Credit Parties.

     "Closing" shall mean the consummation of the making of the initial loan or
      -------
advance by the Lenders to the Borrowers under this Credit Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.
      ------------

     "Collateral" shall mean any and all assets and rights and interests in or
      ----------
to property of the Credit Parties pledged from time to time as security for the Obligations pursuant to the Security Documents whether now owned or hereafter acquired, including, without limitation, all of the Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles (including all intellectual property), Inventory, Instruments and Proceeds of each Borrower, as defined in the Security Agreement.

     "Collateral Loss" shall have the meaning given to such term in Section
      ---------------                                               -------
7.10.
----

     "Commitment" of any Lender shall mean the Revolving Credit Commitment and
      ----------
the Term Loan Commitment of such Lender.

     "Company" shall have the meaning given to such term in the preamble of this
      -------
Credit Agreement.

     "Consolidated" or "consolidated" with reference to any term defined herein,
      ------------      ------------
shall mean that term as applied to the accounts of the Company and all of its consolidated Subsidiaries, consolidated in accordance with GAAP.

     "Consolidated Capital Expenditures" shall mean, for any applicable period
      ---------------------------------
of computation, an amount equal to the consolidated aggregate expenditures of the Company and its consolidated Subsidiaries during such fiscal period for the acquisition (including the acquisition by capitalized lease) or improvement of capital assets, as determined in accordance with GAAP.

     "Consolidated Cash Taxes" shall mean, for any applicable period of
      -----------------------
computation, the aggregate of all taxes of the Company and its consolidated Subsidiaries on a consolidated basis determined in accordance with applicable law and GAAP applied on a consistent basis, to the extent the same are paid in cash during such period and the aggregate amount of all tax distributions made in cash as described in Schedule 9.6 during such period.. The applicable period
                        ------------
of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

     "Consolidated EBITDA" shall mean, for any applicable period of computation,
      -------------------
the sum of (i) Consolidated Net Income for such period, but excluding therefrom all extraordinary items of income or loss, plus (ii) the aggregate amount of
                                           ----
depreciation and amortization charges made in calculating Consolidated Net Income for such period, plus (iii) aggregate Consolidated Interest Expense for
                        ----
such period, plus (iv) the aggregate amount of all income taxes reflected on the
             ----
consolidated statements of income of the Company and its Subsidiaries for such period. Except as otherwise provided herein, the applicable period of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

     "Consolidated Fixed Charges" shall mean, for any applicable period of
      --------------------------
computation, without duplication, the sum of (i) all Consolidated Interest Expense for the applicable period plus (ii) Consolidated Scheduled Funded Debt
                                  ----
Payments due during the applicable period plus (iii) Consolidated Cash Taxes for
                                          ----
the applicable period plus (iv) cash dividends or other distributions paid by
                      ----
the Company pursuant to Section 9.6 during the applicable period excluding the
                        -----------
CBII Distributions plus (v) any Investments described in clause (viii) of the
                   ----
definition of "Permitted Investments" attributed to the applicable period (it being understood that for purposes of calculating Consolidated Fixed Charges any such Investment shall be deemed to have occurred as of the last day of the period comprised of the four consecutive fiscal quarters ended immediately prior to the making of such Investment). Except as otherwise provided herein, the applicable period of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

     "Consolidated Funded Debt" shall mean, as of the date of determination, all
      ------------------------
Funded Indebtedness of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" shall mean, for any applicable period of
      -----------------------------
computation, interest expense, net of interest income, in each case of the Company and its consolidated Subsidiaries for such period, as determined in accordance with GAAP.

     "Consolidated Net Income" shall mean, for any applicable period of
      -----------------------
computation, the consolidated net income (or net deficit) of the Company and its consolidated Subsidiaries for any period, after deduction of all expenses, taxes and other proper charges, all as determined in accordance with GAAP.

     "Consolidated Scheduled Funded Debt Payments" shall mean, as of the end of
      -------------------------------------------
each fiscal quarter of the Company and its consolidated Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt for the applicable period ended on such date (including the principal component of payments due on Capital Leases or under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product (but excluding true leases) during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 2.3.
                                           -----------

     "Consolidated Tangible Net Worth" shall mean, as at any date of
      -------------------------------
determination, the sum of paid-in capital, accumulated other comprehensive income or loss, plus retained earnings (or minus
                ----
accumulated deficit) of the Company and its consolidated Subsidiaries, on a consolidated basis determined in conformity with GAAP, minus net goodwill
                                                       -----
determined in conformity with GAAP.

     "Contractual Obligations" shall mean, with respect to any Person, any term
      -----------------------
or provision of any securities issued by such Person, or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Controlled ERISA Affiliate" shall mean an ERISA Affiliate owned or
      --------------------------
controlled by any Credit Party.

     "Credit Agreement" shall mean this credit agreement, dated as of the date
      ----------------
hereof, as the same may be modified, amended, extended, restated or supplemented from time to time.

     "Credit Documents" shall mean, collectively, this Credit Agreement, the
      ----------------
Revolving Notes, the Term Loan Notes, the Letters of Credit, the Security Documents and all other documents, agreements, instruments, opinions and certificates executed and delivered in connection herewith or therewith, as the same may be modified, amended, extended, restated or supplemented from time to time.

     "Credit Parties" shall mean the Borrowers and any affiliate of a Borrower
      --------------
or any of its Subsidiaries which has pledged Collateral or furnished a guaranty to secure the Obligations.

     "Default" shall mean an event, condition or default which, with the giving
      -------
of notice, the passage of time or both would be an Event of Default.

     "Default Rate" shall have the meaning given to such term in Section 4.2.
      ------------                                               -----------

     "Defaulting Lender" shall have the meaning given to such term in Section
      -----------------                                               -------
2.1(d)(iii).
-----------

     "Distribution Term Loan Borrowing Base" shall mean an amount equal to 80%
      -------------------------------------
of the Eligible Equipment of the Borrowers owned as of the Closing Date, determined as of the Appraisal Date.

     "Distribution Term Loans" shall have the meaning given to such term in the
      -----------------------
definition of Term Loan Availability Termination Date.

     "DOL" shall mean the U.S. Department of Labor and any successor department
      ---
or agency.

     "Dollars" and "$" shall mean dollars in lawful currency of the United
      -------       -
States of America.

     "Eligible Accounts Receivable" shall mean the aggregate face amount of the
      ----------------------------
Borrowers' Accounts that conform to the warranties contained herein, less the aggregate amount of all returns, discounts, claims, credits, charges (including warehousemen's charges) and allowances of any nature (whether issued, owing, granted or outstanding), and less the aggregate amount of all reserves for slow paying accounts, foreign sales, and bill and hold (or deferred shipment) transactions. Unless otherwise approved in writing by the Agent, no Account shall be deemed to be an Eligible Account Receivable if:

          (i) it arises out of a sale made by any Borrower to an Affiliate; or

          (ii) the Account is unpaid more than ninety (90) days after the original invoice date; or

          (iii) fifty percent (50%) or more, in face amount, of other Accounts from such account debtor (or any affiliate thereof) are due or unpaid more than ninety (90) days after the original invoice date; or

          (iv) the amount of the Account, when aggregated with all other Accounts of such account debtor, exceeds fifteen percent (15%) in face value of all Accounts of the Borrowers then outstanding, to the extent of such excess; or

          (v) (A) the account debtor is also a creditor of any Borrower, to the extent of the amount owed by such Borrower to the account debtor, (B) the account debtor has disputed its liability on, or the account debtor has made any claim with respect to, such Account or any other Account due from such account debtor to such Borrower, which has not been resolved or (C) the Account otherwise is or may become subject to any right of setoff by the account debtor, to the extent of the amount of such setoff; or

          (vi) the Account is owing by an account debtor that has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect to such account debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under the federal bankruptcy laws has been filed by or against the account debtor, or if such account debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

          (vii) the sale is to an account debtor outside the continental United States, unless the sale is (A) on letter of credit, guaranty or acceptance terms, or subject to credit insurance, in each case acceptable to the Agent in its sole discretion, or (B) otherwise approved by and acceptable to the Agent in its sole discretion; or

          (viii) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return; or

          (ix) the goods giving rise to such Account have not been shipped and delivered to and accepted by the account debtor or its designee or the services giving rise to such

     Account have not been performed by or on behalf of the applicable Borrower and accepted by the account debtor or its designee or the Account otherwise does not represent a final sale; or

          (x) the Accounts owing by a particular account debtor exceed a credit limit as to that account debtor determined by the Agent, in its reasonable discretion, to the extent such Accounts owing by the particular account debtor exceed such limit; or

          (xi) the Account is subject to a Lien which has priority over the Lien of the Agent in such Account other than Liens arising from claims under PACA; provided however, the Agent shall establish a reserve against Eligible Accounts Receivable to the extent of such PACA claims.

     In addition to the foregoing, Eligible Accounts Receivable shall include such Accounts as the Borrowers shall request and that the Agent approves in advance, in writing and in its reasonable judgment.

     "Eligible Equipment" shall mean the aggregate orderly liquidation value of
      ------------------
each Borrower's harvesting and processing machinery and equipment generally of the type reflected in the Appraisal, which (i) is owned solely by such Borrower and with respect to which such Borrower has good, valid and marketable title;
(ii) is stored on property that is owned or leased by such Borrower (provided
                                                                     --------
that, with respect to such equipment stored on property leased by such Borrower, such Borrower shall have delivered in favor of the Agent an Acknowledgment Agreement from the landlord of such leased location); (iii) is subject to a valid, enforceable and first priority Lien in favor of Agent; (iv) is located in the United States; and (v) is not obsolete, and which otherwise conforms to the warranties contained herein.

     "Eligible Inventory" shall mean (i) the aggregate gross amount of each
      ------------------
Borrower's finished goods Inventory, valued at the lower of average cost or market, which (A) is owned solely by such Borrower and with respect to which such Borrower has good, valid and marketable title; (B) is not stored at a location listed on Schedule 1.1G hereto and is stored on property that is either
                   -------------
(1) owned or leased by such Borrower or (2) owned or leased by a warehouseman that has contracted with such Borrower to store Inventory on such warehouseman's property or by a filler, processor or packer of such Borrower (provided that,
                                                               --------
with respect to Inventory stored on property leased by such Borrower, such Borrower shall have delivered in favor of the Agent an Acknowledgment Agreement from the landlord of such leased location, and, with respect to Inventory stored on property owned or leased by a warehouseman, filler, processor or packer, such Borrower shall have delivered to the Agent an Acknowledgment Agreement executed by such warehouseman, filler, processor or packer); (C) is subject to a valid, enforceable and first priority Lien in favor of Agent except, with respect to Eligible Inventory stored at sites described in clause (B)(2) above for normal and customary warehouseman, filler, packer and processor charges; (D) is located in the United States; (E) is not more than two (2) years old from the date that such Inventory was packed; and (F) is not obsolete or slow moving and for which a markdown reserve has not been made, and which otherwise conforms to the warranties contained herein; (ii) less markdown reserves; (iii) less any goods returned or rejected by such Borrower's customers for which a credit has not yet been issued and goods in transit to third parties (other than to such Borrower's agents, warehouses, fillers, processors or packers that comply with clause
(i)(B)(2) above); (iv) less damaged Inventory; (v) less any Inventory that is a
                                                   ----
no charge or sample item; (vi) less a reserve equal to the amount of all
                               ----
accounts payable of such Borrower owed or owing to any filler, packer or processor of such Borrower; (vii) less any reserves required by the Agent in its
                                  ----
reasonable discretion for special order goods; and (viii) less any Inventory
                                                          ----
which is held by a Borrower pursuant to consignment, sale or return, sale on approval or similar arrangement. In addition to the foregoing, Eligible Inventory shall include such items of such Borrower's Inventory as such Borrower shall request and that the Agent approves in advance, in writing and in its commercially reasonable judgment.

     "Equity Issuance" shall mean any issuance by any Borrower or any of its
      ---------------
Subsidiaries to any Person other than to any Borrower or any direct or indirect parent of a Borrower of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any successor statute.

     "ERISA Affiliate" shall mean any (i) corporation which is or was at any
      ---------------
time a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Borrowers or any
   --------------
Subsidiary of Borrower; (ii) partnership or other trade or business (whether or not incorporated) at any time under common control (within the meaning of
Section 414(c) of the Internal Revenue Code) with the Borrowers or any
--------------
Subsidiary of the Borrower; and (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the
                             --------------
Borrowers or any Subsidiary of the Borrower, any corporation described in clause
(i) above, or any partnership or trade or business described in clause (ii) above.

     "Eurodollar Loan" shall mean a Loan bearing interest based at a rate
      ---------------
determined by reference to the Eurodollar Rate.

     "Eurodollar Rate" shall mean, for the Interest Period for each Eurodollar
      ---------------
Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

            Eurodollar Rate =   London Interbank Offered Rate
                              ---------------------------------
                              1 - Eurodollar Reserve Percentage

     "Eurodollar Reserve Percentage" shall mean for any day, that percentage
      -----------------------------
(expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not any Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Event(s) of Default" shall have the meaning provided for in Article XI.
      -------------------                                         ----------

     "Excess Availability Amount" shall mean, on any date of determination, the
      --------------------------
amount of Availability determined as of such date not to exceed $10,000,000. For purposes of determining the Excess Availability Amount, Availability shall be calculated based on a Revolving Credit Borrowing Base Certificate dated as of a recent date and delivered to the Agent on the Business Day immediately preceding the date of the relevant Distribution Term Loan.

     "Excluded Taxes" shall have the meaning given to such term in Section 2.7.
      --------------                                               -----------

     "Federal Funds Rate" shall mean, for any period, a fluctuating interest
      ------------------
rate per annum equal, for each day during such period, to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by it.

     "Fee Letter" shall mean the letter agreement, dated August 24, 1999, by and
      ----------
between the Agent and the Company regarding the fees to be paid by the Company to the Agent.

     "Fees" shall mean, collectively, the Agent's Fees, the Lenders' Fees, the
      ----
Unused Line Fee, the Letter of Credit Fee and the Issuing Bank Fees payable hereunder.

     "Financials" shall have the meaning given to such term in Section 6.6.
      ----------                                               -----------

     "First Union" shall mean First Union National Bank, having its principal
      -----------
office in North Carolina, and its successors and permitted assigns.

     "Fixed Charge Coverage Ratio" shall mean, as of the last day of each fiscal
      ---------------------------
quarter of the Company, the ratio of Consolidated EBITDA (computed for the four fiscal quarterly periods then ended) to Consolidated Fixed Charges (computed for the four fiscal quarterly periods then ended); provided, however, the Fixed
                                               --------  -------
Charge Coverage Ratio (i) for the fiscal quarter ending December 31, 1999 shall be computed for the fiscal quarterly period then ended, (ii) for the fiscal quarter ending March 31, 2000 shall be computed for the two fiscal quarterly periods then ended and (iii) for the fiscal quarter ending June 30, 2000 shall be computed for the three fiscal quarterly periods then ended.

     "Food Security Act" shall mean the Food Security Act of 1985, as amended,
      -----------------
and any successor statute thereto, including all rules and regulations thereunder, all as the same may be in effect from time to time.

     "Foreign Lender" shall have the meaning given to such term in Section
      --------------                                               -------
2.7(a).
------

     "Funded Indebtedness" shall mean, with respect to any Person, without
      -------------------
duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i), (k), (l) and (m) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Indebtedness
                                               -----------
of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all guaranties of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person and (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

     "Funding Bank" shall have the meaning given to such term in Section 4.7.
      ------------                                               -----------

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America, in effect from time to time.

     "Governmental Authority" shall mean any federal, state, local or foreign
      ----------------------
court or governmental agency, authority, instrumentality or regulatory body.

     "Hedging Agreements" shall mean any Interest Rate Protection Agreement or
      ------------------
other interest rate protection agreement, foreign currency exchange agreement, commodity purchase or option agreement or other interest or exchange rate or commodity price hedging agreements

     "Highest Lawful Rate" shall mean, at any given time during which any
      -------------------
Obligations shall be outstanding hereunder, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness under this Credit Agreement, under the laws of the State of North Carolina (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Credit Agreement and the other Credit Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under North Carolina or such other jurisdiction's law, in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions.

     "Indebtedness" shall mean, with respect to any Person, without duplication,
      ------------
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all guaranties of such Person with respect to Indebtedness of the type referred in this definition of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Interest Rate Protection Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (l) the principal portion of all obligations of such Person under synthetic leases, tax retention operating leases and other similar off-balance sheet financing arrangements (but excluding true leases) and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and for which such Person is legally obligated.

     "Independent Accountant" shall mean a firm of independent public
      ----------------------
accountants of nationally recognized standing selected by the Company, which is "independent" as that term is defined in Rule 2-01 of Regulation S-X promulgated by the Securities and Exchange Commission.

     "Interest Period" shall mean, as to Eurodollar Loans, a period of one
      ---------------
month, two months, three months or six months, as selected by the Borrowers, commencing on the date of the borrowing (including continuations and conversions thereof); provided, however, (i) if any Interest Period would end on a day which
          --------  -------
is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (ii) no Interest Period shall extend beyond the Maturity Date, (iii) any Interest Period with respect to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period and (iv) if the Loans and Commitments hereunder have not been fully syndicated by the Closing Date, during the 60-day period after the Closing Date, the Borrowers shall only be permitted to select Base Rate Loans.

     "Interest Rate Protection Agreement" shall mean any interest rate
      ----------------------------------
protection agreement, foreign currency exchange agreement, commodity purchase or option agreement or other interest or exchange rate or commodity price hedging agreements between any Borrower and any Lender, or any affiliate of a Lender.

     "Internal Revenue" shall mean the Internal Revenue Service and any
      ----------------
successor agency.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as
      ---------------------
amended from time to time, and any successor statute thereto and all rules and regulations promulgated thereunder.

     "Inventory" shall mean all of each Borrower's inventory, including without
      ---------
limitation, (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Borrowers' business;
(ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and
(iii) all goods returned to or repossessed by the Borrowers.

     "Investment" in any Person shall mean (i) the acquisition (whether for
      ----------
cash, property, services, assumption of Indebtedness, securities or otherwise, but exclusive of the acquisition of inventory, supplies, equipment and other property or assets used or consumed in the ordinary course of business of the applicable Borrower or Subsidiary and Consolidated Capital Expenditures not otherwise prohibited hereunder) of assets, shares of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person, (ii) any deposit (other than deposits constituting a Permitted Lien) with, or advance, loan or other extension of credit (other than sales of inventory on credit in the ordinary course of business and payable or dischargeable in accordance with customary trade terms and sales on credit of the type described in clauses (c) or (d) of Section 9.3) to, such Person or (iii) any other capital contribution to or investment in such Person, including, without limitation, any obligation incurred for the benefit of such Person. In determining the aggregate amount of Investments outstanding at any particular time, (a) the amount of any Investment represented by a guaranty shall be taken at not less than the maximum principal amount of the obligations guaranteed and still outstanding; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the market value thereof.

     "Issuing Bank" shall mean First Union or any Lender that is acceptable to
      ------------
the Agent which shall issue a Letter of Credit for the account of the Borrowers.

     "Issuing Bank Fees" shall have the meaning given to such term in Section
      -----------------                                               -------
4.5(b).
------

     "Landlord Agreement" shall mean a Landlord Lien Waiver Agreement,
      ------------------
substantially in the form of Exhibit C hereto, between a Borrower's landlord and
                             ---------
the Agent, acknowledging and agreeing, among other things, (i) that such landlord does not have any Liens on any of the property of such Borrower or any Subsidiary and (ii) to permit the Agent access to the property for the purposes of exercising its remedies under the Security Agreement.

     "Lender" shall have the meaning given to such term in the preamble of this
      ------
Credit Agreement.

     "Lenders' Fees" shall mean the non-refundable fees payable to each of the
      -------------
Lenders as set forth in each of the Lender's respective fee letter with the Agent.

     "Lending Party" shall have the meaning given to such term in Section 14.7.
      -------------

     "Letter of Credit Committed Amount" shall have the meaning given to such
      ---------------------------------
term in Section 3.1.

     "Letter of Credit Documents" shall mean, with respect to any Letter of
      --------------------------
Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

     "Letter of Credit Fee" shall have the meaning given to such term in Section
      --------------------                                               -------
4.5(a).
------

     "Letter of Credit Obligations" shall mean, at any time, the sum of (i) the
      ----------------------------
aggregate undrawn amount of all Letters of Credit outstanding at such time, plus
(ii) the aggregate amount of all drawings under Letters of Credit for which the Issuing Bank has not at such time been reimbursed, plus (iii) without duplication, the aggregate amount of all payments made by each Lender to the Issuing Bank with respect to such Lender's participation in Letters of Credit as provided in Section 3.3 for which the Borrowers have not at such time reimbursed
            -----------
the Lenders, whether by way of a Revolving Loan or otherwise.

     "Letters of Credit" shall mean (i) the existing stand-by letters of credit
      -----------------
described on Schedule 1.1 B attached hereto and (ii) all stand-by letters of
             --------------
credit issued by an Issuing Bank for the account of the Borrowers pursuant to this Credit Agreement, and all amendments, renewals, extensions or replacements thereof.

     "Leverage Ratio" shall mean as of the last day of each fiscal quarter, the
      --------------
ratio of (i) Consolidated Funded Debt to (ii) Consolidated EBITDA.

     "Lien(s)" shall mean any lien, claim, charge, pledge, security interest,
      -------
deed of trust, mortgage, or other encumbrance.

     "Loan" or "Loans" shall mean the Revolving Loans and/or the Term Loans (or
      ----      -----
a portion of any Revolving Loan or Term Loan), individually or collectively, as appropriate.

     "London Interbank Offered Rate" shall mean, with respect to any Eurodollar
      -----------------------------
Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on
                      --------  -------
Telerate Page 3750, the
applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "London Interbank Offered Rate"
                                              -----------------------------
shall mean, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more
                                                      --------  -------
than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

     "Material Adverse Change" shall mean (a) a change in the business,
      -----------------------
operations, assets, liabilities or condition (financial or otherwise) of the Borrowers, taken as a whole, or the Collateral, which in either case would materially and adversely affect the Borrowers' ability to perform their respective obligations under the Credit Documents, or (b) a material adverse change in the rights and remedies of the Lenders hereunder.

     "Material Adverse Effect" shall mean (a) an effect on the business,
      -----------------------
operations, assets, liabilities or condition (financial or otherwise) of the Borrowers, taken as a whole, or the Collateral, which in either case would materially and adversely affect the Borrowers' ability to perform their respective obligations under the Credit Documents, or (b) a material adverse effect on the rights and remedies of the Lenders hereunder.

     "Material Contract" shall mean any contract (other than any of the Credit
      -----------------
Documents), whether written or oral, to which any Borrower or any Subsidiary is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

     "Maturity Date" shall mean the fifth (5th) anniversary of the Closing Date.
      -------------

     "Merchandise Returns" shall mean any of the products manufactured and sold
      -------------------
by the Borrowers or any of their Subsidiaries that are returned.

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
      ------------------
Section 4001(a)(3) of ERISA and (i) which is, or within the immediately
------------------
preceding six (6) years was, contributed to by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate or (ii) with respect to which any Borrower or any Subsidiary of any Borrower may incur any liability.

     "Net Cash Proceeds" shall mean the aggregate cash proceeds received by the
      -----------------
Borrowers in respect of any Asset Disposition or Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrowers in any Asset Disposition or Equity Issuance.

     "Non-Distribution Term Loan Borrowing Base" shall mean 80% of Eligible
      -----------------------------------------
Equipment acquired (whether pursuant to a Permitted Acquisition or a capital expenditure permitted to made hereunder) after the Closing Date which the Borrowers elect to include in the Non-Distribution

Term Loan Borrowing Base, determined immediately prior to the time that the relevant equipment and machinery is to be acquired and financed with the proceeds of the Non-Distribution Term Loans.

     "Non-Distribution Term Loan Borrowing Base Certificate" shall mean a
      -----------------------------------------------------
borrowing base certificate in substantially the form of Exhibit J-2 hereto, duly
                                                        -----------
completed and certified by the Company's chief executive officer or chief financial officer, detailing the Non-Distribution Term Loan Borrowing Base as of the most recent date of determination.

     "Non-Distribution Term Loans" shall have the meaning given to such term in
      ---------------------------
the definition of Term Loan Availability Termination Date.

     "Note" or "Notes" shall mean the Revolving Notes and/or the Term Loan
      ----      -----
Notes, individually or collectively, as appropriate.

     "Notice of Borrowing" shall have the meaning given to such term in Section
      -------------------                                               -------
2.1(d)(i).
---------

     "Notice of Extension/Conversion" shall have the meaning given to such term
      ------------------------------
in Section 2.10.
   ------------

     "Obligations" shall mean the Loans, any other loans and advances or
      -----------
extensions of credit made or to be made by any Lender to any Borrower, or to others for any Borrower's account in each case pursuant to the terms and provisions of this Credit Agreement, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and, including, without limitation, any reimbursement obligation or indemnity of the Borrowers on account of Letters of Credit and all other Letter of Credit Obligations, and all indebtedness, fees, liabilities and obligations which may at any time be owing by any Borrower to any Lender in each case pursuant to this Credit Agreement or any other Credit Document, whether now in existence or incurred by a Borrower from time to time hereafter, whether unsecured or secured by pledge, Lien upon or security interest in any of a Borrower's assets or property or the assets or property of any other Person, whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether such Borrower is liable to such Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include any other indebtedness owing to any Lender by any Borrower under this Credit Agreement and the other Credit Documents, any Borrower's liability to any Lender pursuant to this Credit Agreement as maker or endorser of any promissory note or other instrument for the payment of money, any Borrower's liability to any Lender pursuant to this Credit Agreement or any other Credit Document under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which any Lender may make or issue to others for any such Borrower's account pursuant to this Credit Agreement, including any accommodation extended with respect to applications for Letters of Credit, and all liabilities and obligations owing from any Borrower to any Lender, or any affiliate of a Lender, arising under Interest Rate Protection Agreements entered into for the purpose of hedging interest rate risk under this Credit Agreement and the other Credit Documents.

     "Operative Documents" shall mean the Credit Documents, the Security
      -------------------
Documents and the Acquisition Documents.

     "Other Taxes" shall have the meaning given to such term in Section 2.7(c).
      -----------                                               --------------

     "PACA" shall mean the Perishable Agricultural Commodities Act, 7 U.S.C.
      ----
"499.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person
      ----
succeeding to the functions thereof.

     "Permitted Acquisitions" shall mean an Acquisition by any Borrower of an
      ----------------------
Acquired Company which Acquisition complies with the following requirements (in each case to the satisfaction of the Agent): (i) the Acquired Company shall be an operating company that engages in a line of business substantially similar to the business of the Borrowers engaged in on the Closing Date, (ii) the aggregate purchase price for all Acquired Companies acquired subsequent to the Closing Date shall not exceed $25,000,000, (iii) the Agent shall have received, if available, a review of the financial condition of the Acquired Company conducted by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent and such other reports and analyses in connection with the Acquisition as the Agent may reasonably request and an internal summary of the results of the Company's due diligence and/or its economic justification for such Acquisition and the bases therefor (excluding any information in any such report, analyses or summary to which the attorney client privilege applies), (iv) the Agent shall have received an appraisal from an appraiser satisfactory to the Agent setting forth the orderly liquidation value of any harvesting and processing machinery and equipment of the Acquired Company which the Borrowers desire to include in the Non-Distribution Term Loan Borrowing Base, (v) the Agent shall have completed a field examination with respect to the working capital assets of the Acquired Company to be included in the Revolving Credit Borrowing Base, (vi) the Agent shall have received all items required by Sections 7.9 and 7.16 in connection with the Acquired Company,
                  ------------     ----
(vii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (viii) the Company shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Company and its Subsidiaries shall be in compliance with all of the covenants set forth in
Article VIII and no Default or Event of Default shall exist immediately prior to or immediately after the consummation of the Acquisition, (ix) after giving effect to the Acquisition, the lesser of (A) the Revolving Credit Committed Amount or (B) the Revolving Credit Borrowing Base shall be at least $30,000,000 greater than the sum of the Revolving Loans outstanding plus Letter of Credit Obligations outstanding and (x) the Company shall have delivered to the Agent all Acquisition Documents in connection with such Permitted Acquisition which documents shall be reasonably satisfactory to the Agent.

     "Permitted Indebtedness" shall mean:
      ----------------------

          (i) Indebtedness to the Lenders with respect to the Revolving Loans, the Term Loans, the Letters of Credit or otherwise, pursuant to the Credit Documents;

          (ii) trade payables incurred in the ordinary course of the Borrowers' business and other payment obligations under grower contracts entered into in the ordinary course of business;

          (iii) purchase money Indebtedness (including Capital Leases) hereafter incurred by the Borrowers or any of their Subsidiaries to finance the purchase of fixed assets provided that (A) the total of all such
                              --------
     Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $25,000,000 at any one time outstanding (including any such Indebtedness referred to in clause (v) immediately below); (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (iv) obligations of a Borrower or any of its Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks or commodity price fluctuations and not for speculative purposes;

          (v) Indebtedness described on Schedule 1.1D attached hereto and any
                                        -------------
     refinancings of such Indebtedness; provided that the aggregate principal
                                        --------
     amount of such Indebtedness is not increased, the scheduled maturity dates of such Indebtedness are not shortened and such refinancing is on terms and conditions no more restrictive than the terms and conditions of the Indebtedness being refinanced; and

          (vi) unsecured Indebtedness owing from one Borrower to another
     Borrower.

     "Permitted Investments" shall mean:
      ---------------------

          (i) Cash Equivalents;

          (ii) interest-bearing demand or time deposits (including certificates of deposit) which are insured by the Federal Deposit Insurance Corporation ("FDIC") or a similar federal insurance program; provided, however, that
                                                      --------  -------
     the Borrowers may, in the ordinary course of their respective businesses, maintain in their operating accounts from time to time amounts in excess of then applicable FDIC or other program insurance limits;

          (iii) Investments existing on the Closing Date and set forth on
     Schedule 1.1E attached hereto;
     -------------

          (iv) advances to officers, directors and employees for expenses incurred or anticipated to be incurred in the ordinary course provided such advances do not exceed $250,000 in the aggregate at any time outstanding;

          (v) Permitted Acquisitions;

          (vi) Investments in existing or newly created U.S. Subsidiaries which are or become Borrowers simultaneously with the making of such Investment;

          (vii) such other Investments as the Agent may approve in its sole discretion; and

          (viii) Investments by the Company in Wisconsin Sauerkraut so long as
     (A) no Event of Default shall have occurred and be continuing or would occur after giving effect thereto and (B) after aggregate Investments in Wisconsin Sauerkraut exceed $1,200,000, the Fixed Charge Coverage Ratio calculated on a pro forma basis as of the immediately preceding fiscal quarter (after giving effect to the making of any such Investments) is at least 1.0 to 1.0.

     "Permitted Liens" shall mean
      ---------------

          (i) Liens granted to the Agent or the Lenders or any Affiliate of a Lender by the Borrowers pursuant to any Credit Document;

          (ii) Liens listed on Schedule 1.1C attached hereto;
                               -------------

          (iii) Liens on fixed assets securing purchase money Indebtedness (including Capital Leases) to the extent permitted under Section 9.2,
                                                              -----------
     provided that (A) any such Lien attaches to such assets concurrently with
     --------
     or within 30 days after the acquisition thereof and only to the assets to be acquired and (B) a description of the assets so acquired is furnished to the Agent;

          (iv) Liens of warehousemen, mechanics, materialmen, workers, repairmen, fillers, packagers, processors, common carriers, landlords and other similar Liens arising by operation of law or otherwise, not waived in connection herewith, for amounts that are not yet due and payable or which are being diligently contested in good faith by the relevant Borrower by appropriate proceedings, provided that in any such case an adequate reserve
                              --------
     is being maintained by such Borrower for the payment of same;

          (v) attachment or judgment Liens individually or in the aggregate not in excess of $250,000 (exclusive of (a) any amounts that are duly bonded to the satisfaction of the Agent in its reasonable judgment or (b) any amount adequately covered by insurance as to which the insurance company has acknowledged in writing its obligations for coverage);

          (vi) Liens for taxes, assessments or other governmental charges not yet due and payable or which are being diligently contested in good faith by a Borrower by appropriate proceedings, provided that in any such case an
                                               --------
     adequate reserve is being maintained by such Borrower for the payment of same in accordance with GAAP;

          (vii) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance;

          (viii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, regulatory or statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; and

          (ix) Liens arising from claims under PACA.

     "Person" shall mean any individual, sole proprietorship, partnership, joint
      ------
venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and, as applicable, the successors, heirs and assigns of each.

     "Plan" shall mean any employee benefit plan, program or arrangement,
      ----
whether oral or written, maintained or contributed to by any Borrower or any Subsidiary, or with respect to which any Borrower or any such Subsidiary may incur liability.

     "Prime Rate" shall mean the rate which the Agent announces from time to
      ----------
time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent (and its affiliates) may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "Proprietary Rights" shall have the meaning given to such term in Section
      ------------------                                               -------
6.18.
----

     "Reportable Event" shall mean any of the events described in Section 4043
      ----------------                                            ------------
of ERISA and the regulations thereunder.

     "Required Lenders" shall mean, at any time, Lenders which are then in
      ----------------
compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 51% of (i) the aggregate Revolving Credit Commitments (and participation interests therein) and the outstanding Term Loans (and participation interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and participation interests (including the participation interests of the Issuing Bank in any Letters of Credit).

     "Restricted Payment" shall mean (i) any cash dividend or other cash
      ------------------
distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Borrower or any Subsidiary, as the case may be, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Borrower or any Subsidiary now or hereafter outstanding by such Borrower or any Subsidiary, as the case may be, except for any redemption, retirement, sinking funds or similar payment payable solely in such shares of that class of stock or in any class of stock junior to that class, (iii) any cash payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any shares of any class of Capital Stock of any Borrower or any Subsidiary now or hereafter outstanding, or (iv) any payment to any Affiliate of any Borrower except to the extent expressly permitted in this Credit Agreement.

     "Retiree Health Plan" shall mean an "employee welfare benefit plan" within
      -------------------
the meaning of Section 3(1) of ERISA that provides benefits to persons after
               ------------
termination of employment, other than as required by Section 601 of ERISA.
                                                     -----------

     "Revolving Credit Borrowing Base" shall have the meaning given to such term
      -------------------------------
in Section 2.1(b)(i).
   -----------------

     "Revolving Credit Borrowing Base Certificate" shall have the meaning given
      -------------------------------------------
to such term in Section 7.1(e)(i).
                -----------------

     "Revolving Credit Commitment" shall mean, with respect to each Lender, the
      ---------------------------
commitment of such Lender to make its portion of the Revolving Loans in a principal amount up to such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Committed Amount.

     "Revolving Credit Commitment Percentage" shall mean, for any Lender, the
      --------------------------------------
percentage identified as its Revolving Credit Commitment Percentage on Schedule
                                                                       --------
1.1A, as such percentage may be modified in connection with any assignment made
----
in accordance with the provisions of Section 14.6.
                                     ------------

     "Revolving Credit Committed Amount" shall mean the aggregate revolving
      ---------------------------------
credit line extended by the Lenders to the Borrowers for Revolving Loans and Letters of Credit pursuant to and in accordance with the terms of this Credit Agreement, in an amount up to $135,000,000, as such revolving credit line may be reduced from time to time in accordance with Sections 2.3(b) and 2.3(c).
                                             ---------------     ------

     "Revolving Loans" shall have the meaning given to such term in Section
      ---------------                                               -------
2.1(b) and shall include Base Rate Loans and Eurodollar Loans.
------

     "Revolving Notes" shall have the meaning given to such term in Section
      ---------------                                               -------
2.1(c).
------

     "Revolving Unused Line Fee" shall mean the fee required to be paid to the
      -------------------------
Agent for the benefit of the Lenders at the end of each calendar month as partial compensation for extending the Revolving Credit Committed Amount to the Borrowers, and shall be determined by multiplying (i) the positive difference, if any, between (A) the Revolving Credit Committed Amount in effect at such time and (B) the average daily Revolving Loans of the Borrowers and the Letter of Credit Obligations outstanding during such calendar month by (ii) the Applicable Percentage then in effect for the number of days in said calendar month.

     "Security Agreement" shall mean the Security Agreement, of even date
      ------------------
herewith, between the Agent and the Borrowers, in the form attached hereto as Exhibit D.
---------

     "Security Documents" shall mean, collectively, the Security Agreement, any
      ------------------
Acknowledgment Agreements and any lockbox agreement or any other tri-party arrangement with respect to the bank accounts of the Borrowers.

     "Settlement Period" shall have the meaning given to such term in Section
      -----------------                                               -------
2.1(d)(ii).
----------

     "Subsidiary" shall mean, as to any Person, (a) any corporation more than
      ----------
50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a fifty percent (50%) interest in the total capital, total income and/or total ownership interests of such entity at any time and (c) any partnership in which such Person is a general partner.

     "Subsidiary Borrower" and "Subsidiary Borrowers" shall have the meaning
      -------------------       --------------------
given to such terms in the preamble of this Credit Agreement.

     "Taxes" shall mean any federal, state, local or foreign income, sales, use,
      -----
transfer, payroll, personal, property, occupancy, franchise or other tax, levy, impost, fee, imposition, assessment or similar charge, together with any interest or penalties thereon.

     "Termination Event" shall mean (i) a Reportable Event with respect to any
      -----------------
Benefit Plan or Multiemployer Plan; (ii) the withdrawal of any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to
------------------
terminate a Benefit Plan pursuant to Section 4041 of ERISA; (iv) the institution
                                     ------------
by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan;
(v) any event or condition (a) which might constitute grounds under Section 4042
                                                                    ------------
of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or
                                 -------------
complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of
                                          -------------     ----
any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate from a Multiemployer Plan.

     "Term Loan Availability Termination Date" shall mean (i) with respect to
      ---------------------------------------
Term Loans made for the purpose of paying the CBII $50 Million Distribution (the "Distribution Term Loans"), the first anniversary of the Closing Date, (ii) with
 -----------------------
respect to Term Loans made for the purpose of making any Permitted Acquisition (the "Acquisition Term Loans"), the second anniversary of the Closing Date and
      ----------------------
(iii) with respect to Term Loans made for the purpose of making any capital expenditures permitted to be made hereunder (the "Capex Term Loans" and together
                                                  ----------------
with the Acquisition Loans, the "Non-Distribution Term Loans"), the third
                                 ---------------------------
anniversary of the Closing Date.

     "Term Loans" shall have the meaning given to such term in Section 2.2(a)
      ----------                                               --------------
and shall include the Distribution Term Loans, the Acquisition Term Loans and the Capex Term Loans.

     "Term Loan Commitment" shall mean, with respect to each Lender, the
      --------------------
commitment of such Lender to make its portion of the Term Loan in a principal amount equal to such Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount.

     "Term Loan Commitment Percentage" shall mean, for any Lender, the
      -------------------------------
percentage identified as its Term Loan Commitment Percentage on Schedule 1.1A,
                                                                -------------
as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 14.6.
                                  ------------

     "Term Loan Committed Amount" shall mean the aggregate term loan facility
      --------------------------
extended by the Lenders to the Borrowers for Term Loans pursuant to and in accordance with the terms of this Credit Agreement, in an amount up to $65,000,000, as such term loan facility shall be reduced in accordance with
Section 2.3(c).
--------------

     "Term Loan Notes" shall have the meaning given to such term in Section
      ---------------                                               -------
2.2(e) hereof.
------

     "Term Unused Line Fee" shall mean the fee required to be paid to the Agent
      --------------------
for the benefit of the Lenders at the end of each calendar month as partial compensation for extending the Term Loan Committed Amount to the Borrowers, and shall be determined by multiplying (i) the positive difference, if any, between
(A) the Term Loan Committed Amount in effect at such time and (B) the average daily Term Loans of the Borrowers outstanding during such calendar month by (ii) the Applicable Percentage then in effect for the number of days in said calendar month.

     "Voting Stock" shall mean, with respect to any Person, Capital Stock issued
      ------------
by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

     "Wisconsin Sauerkraut" shall mean Wisconsin Sauerkraut Company, L.L.C., a
      --------------------
Delaware limited liability company and joint venture between the Company and Del Monte Corporation, a New York corporation.

     "Year 2000 Compliant" shall have the meaning set forth in Section 6.34.
      -------------------

     1.2  Accounting Terms and Determinations
          -----------------------------------

     Unless otherwise defined or specified herein, all accounting terms shall be construed herein and all accounting determinations for purposes of determining compliance with Sections 8.1 through 8.3 hereof and otherwise to be made under
                ------------         ---
this Credit Agreement shall be made in accordance with GAAP applied on a basis consistent in all material respects with the Financials. All financial statements required to be delivered hereunder from and after the Closing Date and all financial records shall be maintained in accordance with GAAP as in effect as of the date of such financial statements. If GAAP shall change from the basis used in preparing the Financials, the certificates required to be delivered pursuant to Section 7.1 demonstrating compliance with the covenants
                      -----------
contained herein shall include calculations setting forth the adjustments necessary to demonstrate how the Borrowers are in compliance with the financial covenants based upon GAAP as in effect as of the date of the Financials. If the Borrowers shall change their method of inventory accounting, all calculations necessary to determine compliance with the covenants contained herein shall be made as if such method of inventory accounting had not been so changed.

     1.3  Other Definitional Terms.
          ------------------------

     Terms not otherwise defined herein which are defined in the Uniform Commercial Code as in effect in the State of North Carolina (the "Code") shall have the meanings given them in the Code. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to the Credit Agreement as a whole and not to any particular provision of this Credit Agreement, unless otherwise specifically provided. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may,
                                                             -----------
unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing, computer disk, e-mail and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively. References to any times herein shall refer to Eastern Standard time or Eastern Daylight time, as then in effect.

                                   ARTICLE II

                                      LOANS
                                      -----

     2.1  Revolving Loans.
          ---------------

          (a) Commitment. Subject to the terms and conditions hereof and in
              ----------
     reliance upon the representations and warranties set forth herein, each of the Lenders severally agrees to lend to the Borrowers at any time or from time to time on or after the Closing Date and before the Maturity Date, such Lender's Revolving Credit Commitment Percentage of the Revolving Loans as may be requested or deemed requested by the Borrowers.

          (b) Determination of Revolving Credit Borrowing Base.
              ------------------------------------------------

               (i) The Lenders agree, subject to the terms and conditions of this Credit Agreement, from time to time, to make loans and advances to the Borrowers hereunder on a revolving basis. Such loans and advances to the Borrowers (each, a "Revolving Loan"; and collectively, the "Revolving Loans") together with the Letter of Credit Obligations outstanding with respect to the Letters of Credit shall not in the aggregate exceed the lesser of:

                    (A) the Revolving Credit Committed Amount then in effect; or

                    (B) the following amount (the "Revolving Credit Borrowing
                                                   --------------------------
               Base") calculated as follows:
               ----

                         (1) an amount up to eighty-five percent (85%) of
                    Eligible Accounts Receivable; plus
                                                  ----

                         (2) an amount up to seventy percent (70%) of Eligible
                    Inventory, minus
                               -----

                         (3) (x) reserves established by the Agent from time to
                    time in its sole discretion, exercised in a commercially reasonable manner and in good faith, including, without limitation, reserves for claims under PACA and reserves for accruals to be paid to customers, and (y) the reserve established for the Excess Availability Amount allocable to the Distribution Term Loans made pursuant to the fourth sentence of Section 2.2(c) hereof, which reserve shall be in effect until all of the Terms Loans are repaid in full.

          Subject to the relevant terms and provisions set forth herein, the Agent at all times shall have the right to reduce or increase the advance rates (but not in excess of the advance rates set forth in the definition of Revolving Credit Borrowing Base) and standards of eligibility under this Credit Agreement, in each case in its sole discretion, exercised in a commercially reasonable manner and in good faith, if the Agent shall determine in its reasonable credit judgment that the Obligations are undersecured as a result of a change in the condition or valuation of the Collateral. Such reduction or increase shall become effective after one (1) Business Day's prior notice from the Agent to the Company and the Lenders. Each Lender expressly authorizes the Agent to determine, subject to the terms of this Credit Agreement, on behalf of such Lender whether or not Accounts shall be deemed to constitute Eligible Accounts Receivable or Eligible Inventory. Such authorization may be withdrawn by the Required Lenders; provided, however, that unless otherwise agreed by the Agent
                   --------  -------
          such withdrawal of authorization shall not become effective until the thirtieth Business Day after receipt of such notice by the Agent. Thereafter, the Required Lenders shall jointly instruct the Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine.

               (ii) No Lender shall be obligated at any time to make available to the Borrowers its Revolving Credit Commitment Percentage of any requested Revolving Loan if such amount plus its Revolving Credit Commitment Percentage of all Revolving Loans and its Revolving Credit Commitment Percentage of all Letter of Credit Obligations then outstanding would exceed such Lender's Revolving Credit Commitment at such time. The aggregate balance of Revolving Loans and the aggregate amount of all Letter of Credit Obligations outstanding shall not at any time exceed the Revolving Credit Committed Amount. No Lender shall be obligated to make available, nor shall the Agent make available, any Revolving Loans to any of the Borrowers to the extent such Revolving Loan when added to the then outstanding Revolving Loans and all Letter of Credit Obligations would cause the aggregate outstanding Revolving Loans and all Letter of Credit Obligations to exceed the Revolving Credit Borrowing Base. The Borrowers shall promptly repay to the Agent for the account of the Lenders from time to time the full amount of the excess, if any of (A) the amount of all Revolving Loans and Letter of Credit Obligations outstanding over (B) the lesser of (1) the Revolving Credit Committed Amount and (2) the Revolving Credit Borrowing Base.

          (c) Revolving Notes. The obligations to repay the Revolving Loans and
              ---------------
     to pay interest thereon shall be evidenced by separate promissory notes of the Borrowers to each Lender in substantially the form of Exhibit E-1
                                                               -----------
     attached hereto (the "Revolving Notes"), with appropriate insertions, one Revolving Note being payable to the order of each Lender in a principal amount equal to such Lender's Revolving Credit Commitment and representing the obligations of the Borrowers to pay such Lender the amount of such Lender's Revolving Credit Commitment or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender hereunder, plus interest accrued thereon, as set forth herein. The Borrowers irrevocably authorize each Lender to make or cause to be made appropriate notations on its Revolving Note, or on a record pertaining thereto, reflecting Revolving Loans and repayments thereof. The outstanding amount of the Revolving Loans set forth on such Lender's Revolving Note or record shall be prima facie
                                                                  ----- -----
     evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to make such notation or record, or any error in such notation or record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Note to make payments of principal of or interest on any Revolving Note when due.

     (d) Borrowings under Revolving Notes.
         --------------------------------

          (i) Each request for borrowings hereunder shall be made by a notice in the form attached hereto as Exhibit F from the Company on behalf of the
                                 ---------
     Borrowers to the Agent (a "Notice of Borrowing"), given not later than 11:00 a.m. (A) on the Business Day on which the proposed borrowing is requested to be made for Revolving Loans that will be Base Rate Loans and
     (B) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be Eurodollar Loans. Each Notice of Borrowing shall be given by either telephone, telecopy, telex or cable, and, if requested by the Agent, confirmed in writing if by telephone, setting forth
     (1) the requested date of such borrowing, (2) the aggregate amount of such requested borrowing, (3) whether such Revolving Loans will be Base Rate Loans or the Eurodollar Loans, and if appropriate, the applicable Interest Period, (4) certification by the Company on behalf of the Borrowers that they have complied in all respects with Article 5, all of which shall be
                                             ---------
     specified in such manner as is necessary to comply with all limitations on Revolving Loans outstanding hereunder (including, without limitation, availability under the Revolving

     Credit Borrowing Base) and (5) the account at which such requested funds should be made available. Each Notice of Borrowing shall be irrevocable by and binding on the Borrowers. The Borrowers shall be entitled to borrow Revolving Loans in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Credit Committed Amount, if less) and shall be entitled to borrow Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request; provided that no more than six (6) Eurodollar Loans
                            --------
     (including Term Loans which are Eurodollar Loans) shall be outstanding hereunder at any one time (including Term Loans which are Eurodollar Loans); and provided, further, that Eurodollar Loans shall be in a minimum
                 --------  -------
     principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof. Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.

          The Agent shall give to each Lender prompt notice (but in no event later than 2:00 P.M. on the date of the Agent's receipt of notice from the Borrowers) of each Notice of Borrowing by telecopy, telex or cable (other than any Notice of Borrowing which will be funded by the Agent in accordance with subsection (d)(ii) below). No later than 3:00 P.M. on the date on which a borrowing is requested to be made pursuant to the applicable Notice of Borrowing, each Lender will make available to the Agent at the address of the Agent set forth on the signature pages hereto, in immediately available funds, its Revolving Credit Commitment Percentage of such borrowing requested to be made. Unless the Agent shall have been notified by any Lender prior to the date of borrowing that such Lender does not intend to make available to the Agent its portion of the borrowing to be made on such date, the Agent may assume that such Lender will make such amount available to the Agent as required above and the Agent may, in reliance upon such assumption, make available the amount of the borrowing to be provided by such Lender. Upon fulfillment of the conditions set forth in Article V for such borrowing, the Agent will make such funds available
        ---------
     to the Borrowers at the account specified by the Borrowers in such Notice of Borrowing.

          (ii) Because the Borrowers anticipate requesting borrowings of Revolving Loans on a daily basis and repaying Revolving Loans on a daily basis through the collection of Accounts and the proceeds of other Collateral, resulting in the amount of outstanding Revolving Loans fluctuating from day to day, in order to administer the Revolving Loans in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, the Lenders hereby instruct the Agent, and the Agent may (but is not obligated to) (A) make available, on behalf of the Lenders, the full amount of all Revolving Loans requested by the Borrowers not to exceed $20,000,000 in the aggregate at any one time outstanding without requiring that the Borrowers give the Agent a Notice of Borrowing with respect to such borrowing and without giving each Lender prior notice of the proposed borrowing, of such Lender's Revolving Credit Commitment Percentage thereof and the other matters covered by the Notice of Borrowing and (B) if the Agent has made any such amounts available as provided in clause (A), upon repayment of Revolving Loans by the Borrowers, apply such amounts repaid directly to the amounts made available by the Agent in accordance with clause (A) and not yet settled as described below; provided that the Agent
                                                        --------
     shall not advance funds as
     described in clause (A) above if the Agent has actually received prior to such borrowing (1) an officer's certificate from the Company or any other Borrower pursuant to and in accordance with Section 7.1(j) that a Default
                                                 --------------
     or Event of Default is in existence or (2) a Notice of Borrowing from any Borrower wherein the certification provided therein states that the conditions to the making of the requested Revolving Loans have not been satisfied or (3) a written notice from any Lender that the conditions to such borrowing have not been satisfied, which officer's certificate, Notice of Borrowing or notice, in each case, shall not have been rescinded. If the Agent advances Revolving Loans on behalf of the Lenders, as provided in the immediately preceding sentence, the amount of outstanding Revolving Loans and each Lender's Revolving Credit Commitment Percentage thereof shall be computed weekly rather than daily and shall be adjusted upward or downward on the basis of the amount of outstanding Revolving Loans as of 5:00 P.M. on the Business Day immediately preceding the date of each computation; provided, however, that the Agent retains the absolute right at any time or
     --------  -------
     from time to time to make the aforedescribed adjustments at intervals more frequent than weekly. The Agent shall deliver to each of the Lenders after the end of each week, or such lesser period or periods as the Agent shall determine, a summary statement of the amount of outstanding Revolving Loans for such period (such week or lesser period or periods being hereafter referred to as a "Settlement Period"). If the summary statement is sent by the Agent and received by the Lenders prior to 12:00 Noon on any Business Day each Lender shall make the transfers described in the next succeeding sentence no later than 3:00 P.M. on the day such summary statement was sent; and if such summary statement is sent by the Agent and received by the Lenders after 12:00 Noon on any Business Day, each Lender shall make such transfers no later than 3:00 P.M. on the next succeeding Business Day. If in any Settlement Period, the amount of a Lender's Revolving Credit Commitment Percentage of the Revolving Loans is in excess of the amount of Revolving Loans actually funded by such Lender, such Lender shall forthwith (but in no event later than the time set forth in the next preceding sentence) transfer to the Agent by wire transfer in immediately available funds the amount of such excess; and, on the other hand, if the amount of a Lender's Revolving Credit Commitment Percentage of the Revolving Loans in any Settlement Period is less than the amount of Revolving Loans actually funded by such Lender, the Agent shall forthwith transfer to such Lender by wire transfer in immediately available funds the amount of such difference. The obligation of each of the Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by the Agent. Each of the Agent and the Lenders agree to mark their respective books and records at the end of each Settlement Period to show at all times the dollar amount of their respective Revolving Credit Commitment Percentages of the outstanding Revolving Loans. Because the Agent on behalf of the Lenders may be advancing and/or may be repaid Revolving Loans prior to the time when the Lenders will actually advance and/or be repaid Revolving Loans, interest with respect to Revolving Loans shall be allocated by the Agent to each Lender (including the Agent) in accordance with the amount of Revolving Loans actually advanced by and repaid to each Lender (including the Agent) during each Settlement Period and shall accrue from and including the date such Revolving Loans are advanced by the Agent to but excluding the date such Revolving Loans are repaid by the Borrowers in accordance with Section
                        -------

     2.4 or actually settled by the applicable Lender as described in this
     ---
     Section 2.1(d)(ii). All such Revolving Loans shall be made as Base Rate
     ------------------
     Loans.

          (iii) If the amounts described in subsection (d)(i) or (d)(ii) of this
     Section 2.1 are not in fact made available to the Agent by a Lender (such
     -----------
     Lender being hereinafter referred to as a "Defaulting Lender") and the Agent has made such amount available to the Borrowers, the Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender. If such Defaulting Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrowers and the Borrowers shall immediately (but in no event later than five Business Days after such demand) pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Defaulting Lender and the Borrowers, (A) interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrowers to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to either (1) if paid by such Defaulting Lender, the overnight Federal Funds Rate or (2) if paid by the Borrowers, the then applicable rate of interest, calculated in accordance with Section 4.1, plus (B) in
                                                     -----------  ----
     each case, an amount equal to any costs (including legal expenses) and losses incurred as a result of the failure of such Defaulting Lender to provide such amount as provided in this Credit Agreement. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrowers may have against any Lender as a result of any default by such Lender hereunder, including, without limitation, the right of the Borrowers to seek reimbursement from any Defaulting Lender for any amounts paid by the Borrowers under clause (B) above on account of such Defaulting Lender's default.

          (iv) The failure of any Lender to make the Revolving Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any borrowing.

          (v) Each Lender shall be entitled to earn interest at the then applicable rate of interest, calculated in accordance with Article IV, on
                                                                ----------
     outstanding Revolving Loans which it has funded to the Agent from the date such Lender funded such Revolving Loan to, but excluding, the date on which such Lender is repaid with respect to such Revolving Loan.

          (vi) Notwithstanding the obligation of the Borrowers to send written confirmation of a Notice of Borrowing made by telephone if and when requested by the Agent, in the event that the Agent agrees to accept a Notice of Borrowing made by telephone, such telephonic Notice of Borrowing shall be binding on the Borrowers whether or not written confirmation is sent by the Borrowers or requested by the Agent. The Agent may act prior to the receipt of any requested written confirmation, without any liability whatsoever, based upon telephonic notice believed by the Agent in good faith to be from a Borrower or its agents. The Agent's records of the terms of any telephonic

     Notices of Borrowing shall be conclusive on the Borrowers in the absence of gross negligence or willful misconduct on the part of the Agent in connection therewith.

     2.2  Term Loans.
          ----------

          (a) Term Loan Commitments. Subject to the terms and conditions hereof
              ---------------------
     and in reliance upon the representations and warranties set forth herein each Lender severally agrees to make available to the Borrowers from time to time until the applicable Term Loan Availability Termination Date term loans in Dollars (each a "Term Loan"; collectively the "Term Loans") equal to such Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount for the purposes hereinafter set forth. The Company shall give the Agent a Notice of Borrowing prior to 11:00 a.m. (A) on the Business Day of the requested borrowing in the case of a Term Loan to be made as a Base Rate Loan or (B) on the third Business Day prior to the requested borrowing in the case of a Term Loan to be made as a Eurodollar Loan, requesting that the Lenders make a Term Loan in the amount specified in the Notice of Borrowing to the Borrowers specified in the Notice of Borrowing and specifying whether such Term Loan shall be a Base Rate Loan (which Base Rate Loan shall be in a minimum principal amount of $5,000,000 or whole multiples of $1,000,000 in excess thereof), a Eurodollar Loan (which Eurodollar Loan shall be in a minimum principal amount of $5,000,000 or whole multiples of $1,000,000 in excess thereof), or both. The Agent shall promptly notify the Lenders in writing of each Notice of Borrowing. Once Term Loans are paid or prepaid, they may not be reborrowed. The Term Loan Committed Amount shall be automatically and permanently reduced by the amount of Term Loans made.

          (b) Funding of Term Loans. Not later than 3:00 P.M. on the date of the
              ---------------------
     requested borrowing, each Lender will make available to the Agent for the account of the Borrowers, at the office of the Agent in funds immediately available to the Agent, the amount of such Lender's Term Loan Percentage of the requested Term Loan. The Borrowers hereby irrevocably authorize the Agent to disburse the proceeds of the Term Loans in immediately available funds by wire transfer in accordance with the Notice of Borrowing received pursuant to Section 2.2(a).

          (c) Maximum Amount of Term Loans. Distribution Term Loans may be
              ----------------------------
     borrowed in two (2) separate borrowings of $25,000,000 or in one single borrowing of $50,000,000. Any such borrowings shall be made on or prior to the first anniversary of the Closing Date. No such borrowing shall be permitted hereunder until the CBII $28.4 Million Distribution shall have been made in full. The aggregate maximum principal amount of all Distribution Term Loans shall not exceed the lesser of (i) $50,000,000 and
     (ii) the Distribution Term Loan Borrowing Base; provided, however, that if
                                                     --------  -------
     the Distribution Term Loan Borrowing Base is less than $50,000,000, the Company may request Distribution Term Loans in excess of the Distribution Term Loan Borrowing Base (not to exceed an amount which would cause the aggregate principal amount of all Distribution Term Loans to exceed $50,000,000) in an amount up to the Excess Availability Amount, determined as of the date of borrowing of any such Distribution Term Loans. The maximum principal amount of Acquisition Term Loans available for the making of Permitted Acquisitions shall not exceed $15,000,000 (less any
                                                                        ----
     proceeds of Capex Term Loans). Any such borrowings shall be made on or prior to the second anniversary of the Closing Date. The maximum principal amount of Capex Term Loans shall not exceed $15,000,000 (less any proceeds
                                                              ----
     of Acquisition Term Loans). Any such borrowings shall be made on or prior to the third anniversary of the Closing Date. Acquisition Term Loans and Capex Term Loans shall be made in minimum amounts of $5,000,000. The aggregate maximum principal amount of all Acquisition Term Loans shall not exceed the lesser of (A) $15,000,000 (less the principal amount of Capex
                                           ----
     Term Loans) and (B) the Non-Distribution Term Loan Borrowing Base (less the
                                                                        ----
     principal amount of Capex Term Loans made). The aggregate maximum principal amount of all Capex Term Loans shall not exceed the lesser of (x) $15,000,000 (less the principal amount of Acquisition Term Loans made) and
                  ----
     (y) the Non-Distribution Term Loan Borrowing Base (less the principal
                                                        ----
     amount of Acquisition Term Loans made). The aggregate maximum principal amount of all Non-Distribution Term Loans shall not exceed the lesser of
     (1) $15,000,000 and (2) the Non-Distribution Term Loan Borrowing Base. The aggregate maximum principal amount of Term Loans outstanding shall not at any time exceed the Term Loan Committed Amount.

          (d) Repayment of Term Loans. The principal amount of the Term Loans
              -----------------------
     shall be repaid in consecutive quarterly payments on the last day of each calendar quarter commencing with the first calendar quarter after the first Term Loan is made hereunder and continuing thereafter through and including the final quarterly payment which is due and payable on September 30, 2004. The amount of each such payment (other than the final payment) shall equal 1/28th of the sum of the original principal amount of each borrowing of Term Loans made during the period from and including the Closing Date to but excluding the date on which the applicable payment is to be made. The amount of the final payment shall be an amount equal to the then outstanding principal balance of the Term Loans.

          (e) Term Notes. The obligations to repay the Term Loans and to pay
              ----------
     interest thereon shall be evidenced by separate promissory notes of the Borrowers to each Lender in substantially the form of Exhibit E-2 attached
                                                           -----------
     hereto (the "Term Loan Notes"), with appropriate insertions, one Term Loan Note being payable to the order of each Lender in a principal amount equal to such Lender's Term Loan Commitment and representing the obligations of the Borrowers to pay such Lender the amount of such Lender's Term Loan Commitment or, if less, the aggregate unpaid principal amount of the Term Loans made by such Lender hereunder, plus interest accrued thereon, as set forth herein. The Borrowers irrevocably authorize each Lender to make or cause to be made appropriate notations on its Term Loan Note, or on a record pertaining thereon, reflecting Term Loans and repayments thereof. The outstanding amount of the Term Loans set forth on such Lender's Term Loan Note or record shall be prima facie evidence of the principal amount
                                  ----- -----
     thereof owing and unpaid to such Lender, but the failure to make such notation or record, or any error in such notation or record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Term Loan Note to make payments of principal of or interest on any Term Loan Note when due.

     2.3  Optional and Mandatory Prepayments; Reduction of Commitments.
          ------------------------------------------------------------

          (a) Voluntary Prepayments. The Borrowers shall have the right to
              ---------------------
     prepay Loans in whole or in part from time to time, without premium or penalty; provided, however, that (i) Loans that are Eurodollar Loans may
              --------  -------
     only be prepaid on three Business Days' prior written notice to the Agent specifying the applicable Loans to be prepaid; (ii) any prepayment of Loans that are Eurodollar Loans will be subject to Section 4.10; (iii) each such
                                                  ------------
     partial prepayment of Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof. Subject to the foregoing terms, amounts prepaid under this Section 2.3(a) shall be
                                                     --------------
     applied first to Revolving Loans and then to the Term Loans. Prepayments on Revolving Loans shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. Prepayments on Term Loans shall be applied to the remaining principal installments thereof in the inverse order of maturity thereof.

          (b) Mandatory Prepayments.
              ---------------------

               (i) Revolving Credit Committed Amount. If at any time, the sum of
                   ---------------------------------
          the aggregate principal amount of outstanding Revolving Loans plus
                                                                        ----
          Letter of Credit Obligations outstanding shall exceed the lesser of
          (A) the Revolving Credit Committed Amount and (B) the Revolving Credit Borrowing Base, the Borrowers immediately shall prepay the Revolving Loans, and (after all Revolving Loans have been repaid) cash collateralize the Letter of Credit Obligations, in an amount sufficient to eliminate such excess.

               (ii) Collateral Loss. To the extent of net cash proceeds received
                    ---------------
          in connection with a Collateral Loss, the Borrowers shall prepay the Loans in an amount equal to one hundred percent (100%) of such net cash proceeds if the Agent shall have elected to apply the proceeds realized from such Collateral Loss to the prepayment of the Loans (such prepayment to be applied as set forth in clause (v) below).

               (iii) Asset Dispositions. Promptly and in any event within five
                     ------------------
          (5) days following the occurrence of any Asset Disposition, the Borrowers shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Asset Disposition (such prepayment to be applied as set forth in clause (v) below).

               (iv) Issuances of Equity. Promptly and in any event within five
                    -------------------
          (5) days following the receipt by any Borrower of Net Cash Proceeds from any Equity Issuance occurring after the Closing Date, the Borrowers shall prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (v) below).

               (v) Application of Mandatory Prepayments. All amounts required to
                   ------------------------------------
          be paid pursuant to this Section 2.3(b) shall be applied as follows:
                                   --------------
          (A) with respect to all amounts prepaid pursuant to Section 2.3(b)(i),
                                                              -----------------
          to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of Letter of Credit Obligations,
          (B) with respect to all amounts prepaid pursuant to Section 2.3(b)(ii)
                                                              ------------------
          in connection with a Collateral Loss (other than a Collateral Loss of harvesting and processing machinery and equipment), (1) first to the
                                                                  -----
          Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of Letter of Credit Obligations and
          (2) second to Term Loans to be applied pro rata to the remaining
              ------                             --- ----
          principal installments thereof and in connection with a Collateral Loss to harvesting and processing machinery and equipment, (x) first
                                                                         -----
          to the Term Loans to be applied pro rata to the remaining principal
                                          --- ----
          installments thereof and (y) second to the Revolving Loans and (after
                                       ------
          all Revolving Loans have been repaid) to a cash collateral account in respect of Letter of Credit Obligations, (C) with respect to all amounts prepaid pursuant to Section 2.3(b)(iii), (1) first to the Term
                                      -------------------      -----
          Loans, but only to the extent the Asset Disposition is of harvesting and processing machinery and equipment, to be applied pro rata to the
                                                                --- ----
          remaining principal installments thereof and (2) second to the
                                                           ------
          Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of Letter of Credit Obligations and
          (D) with respect to all amounts prepaid pursuant to Section
                                                              -------
          2.3(b)(iv), unless the Company shall otherwise elect in its discretion
          ----------
          (1) first to the Revolving Loans and (after all Revolving Loans have
              -----
          been repaid) to a cash collateral account in respect of Letter of Credit Obligations and (2) second to the Term Loans, to be applied pro
                                     ------                                  ---
          rata to the remaining principal installments thereof. Within the
          ----
          parameters of the applications set forth above for Revolving Loans, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 2.3(b) shall be subject to Section
                                 --------------                     -------
          4.10. So long as no Event of Default shall have occurred and be
          ----
          continuing, amounts on deposit in any cash collateral account in respect of Letter of Credit Obligations shall be remitted promptly to the Borrowers upon satisfaction of such Letter of Credit Obligations. Upon and during the continuance of an Event of Default, amounts on deposit in any cash collateral account in respect of Letter of Credit Obligations shall be applied in accordance with the Security Agreement.

          (c) Voluntary Reductions. The Borrowers may from time to time
              --------------------
     permanently reduce or terminate the Revolving Credit Committed Amount or the Term Loan Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $5,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Credit Committed Amount or Term Loan Committed Amount)) upon three Business Days' prior written notice to the Agent; provided, however,
                                                             --------  -------
     that in the case of any reduction to the Revolving Credit Committed Amount, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Revolving Loans plus Letter of
                                                               ----
     Credit Obligations outstanding to exceed the lesser of (A) the Revolving Credit Committed Amount and (B) the Revolving Credit Borrowing Base, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrowers pursuant to this Section 2.3(c).
                                --------------

          (d) Maturity Date. The Revolving Credit Commitments of the Lenders and
              -------------
     the Letter of Credit Commitment of the Issuing Bank shall automatically terminate on the Maturity Date. The Term Loan Commitments of the Lenders shall terminate on the applicable Term Loan Availability Termination Date.

          (e) General. The Borrowers shall pay to the Agent for the account of
              -------
     the Lenders in accordance with the terms of Section 4.3, on the date of
                                                 -----------
     each termination or reduction of the Revolving Credit Committed Amount or the Term Loan Committed Amount, the Revolving Unused Line Fee and/or the Term Unused Line Fee, as applicable, accrued through the date of such termination or reduction on the amount of the Revolving Credit Committed Amount or Term Loan Committed Amount, as applicable, so terminated or reduced.

     2.4  Payments and Computations.
          -------------------------

          (a) The Borrowers shall make each payment hereunder and under the Notes not later than 2:00 P.M. on the day when due. Payments made by the Borrowers shall be in Dollars to the Agent at its address referred to in
     Section 14.5 hereof in immediately available funds without deduction,
     ------------
     withholding, setoff or counterclaim. Payments made with respect to the Revolving Loans shall be applied to repay Revolving Loans consisting of Base Rate Loans first and then Revolving Loans consisting of Eurodollar Loans. As soon as practicable after the Agent receives payment from the Borrowers, but in no event later than one Business Day after such payment has been made, subject to Section 2.1(d)(ii), the Agent will cause to be
                               ------------------
     distributed like funds relating to the payment of principal, interest, or Fees (other than amounts payable to the Agent to reimburse the Agent and the Issuing Bank for fees and expenses payable solely to them pursuant to
     Article IV hereof) or expenses payable to the Agent and the Lenders in
     ----------
     accordance with Section 14.8 hereof ratably to the Lenders, and like funds
                     ------------
     relating to the payment of any other amounts payable to such Lender. The Borrowers' obligations to the Lenders with respect to such payments shall be discharged by making such payments to the Agent pursuant to this Section
                                                                         -------
     2.4(a) or if not timely paid or any Event of Default then exists, may be
     ------
     added to the principal amount of the Revolving Loans outstanding.

          (b) The Borrowers hereby authorize each Lender to charge from time to time against any or all of the Borrowers' accounts with such Lender any of the Obligations which are then due and payable. Each Lender receiving any payment as a result of charging any such account shall promptly notify the Agent thereof and make such arrangements as the Agent shall request to share the benefit thereof in accordance with Section 2.8.
                                                  -----------

          (c) Except as otherwise provided herein with respect to Eurodollar Loans, any payments falling due under this Credit Agreement on a day other than a Business Day shall be due and payable on the next succeeding Business Day and shall accrue interest at the applicable interest rate provided for in this Credit Agreement to but excluding such Business Day. Except as otherwise provided herein, computation of interest and fees hereunder shall be made on the basis of actual number of days elapsed over a 360 day year.

     2.5  Maintenance of Account.
          ----------------------

     The Agent shall maintain an account on its books in the name of the Borrowers in which the Borrowers will be charged with all loans and advances made by the Lenders to the Borrowers or for the Borrowers' account, including the Revolving Loans, the Term Loans, the Letter of Credit Obligations and any other Obligations, including any and all costs, expenses and attorney's fees which the Agent may incur, including, without limitation, in connection with the exercise by or for the Lenders of any of the rights or powers herein conferred upon the Agent (other than in connection with any assignments or participations by any Lender) or in the prosecution or defense of any action or proceeding by or against any Borrower or the Lenders concerning any matter arising out of, connected with, or relating to this Credit Agreement or the Accounts, or any Obligations owing to the Lenders by any Borrower. In no event shall prior recourse to any Accounts or other Collateral be a prerequisite to the Agent's right to demand payment of any Obligation upon its maturity. Further, it is understood that the Agent shall have no obligation whatsoever to perform in any respect any of the Borrowers' contracts or obligations relating to the Accounts.

     2.6  Statement of Account
          --------------------

     After the end of each month the Agent shall send the Borrowers a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Lenders and the Borrowers during that month. The monthly statements shall be deemed correct and binding upon the Borrowers and shall constitute an account stated between the Borrowers and the Lenders unless the Agent receives a written statement of the Borrowers' exceptions within thirty
(30) days after same is mailed to the Borrowers.

     2.7  Taxes.
          -----

          (a) Any and all payments by the Borrowers hereunder or under the Notes to or for the benefit of any Lender shall be made, in accordance with
     Section 2.4, free and clear of and without deduction for any and all
     -----------
     present or future Taxes, deductions, charges or withholdings and all liabilities with respect thereto, excluding, in the case of each such Lender and the Agent, Taxes imposed on or measured by the Agent's or any Lender's net income or receipts (any such excluded Taxes, collectively, "Excluded Taxes"). If any Borrower shall be required by law to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable hereunder or under any Note to or for the benefit of any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions of Taxes (including deductions of Taxes applicable to additional sums payable under this Section 2.7) such
                                                            -----------
     Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that such Borrower shall
                                     --------  -------
     be under no obligation to increase the sum payable to any Lender not organized under the laws of the United States or a state thereof (a "Foreign Lender") by an amount equal to the amount of the U.S. Tax required to be withheld under United States law from the sums paid to such Foreign Lender, if such withholding is caused by the failure of such Foreign Lender to be engaged in the active conduct of a trade or business in the United States or all amounts of interest and fees to be paid to such Foreign Lender hereunder are not effectively connected with such trade or business within the meaning of U.S. Treasury Regulation 1.1441-4(a).

          (b) Each Foreign Lender agrees that it will deliver to the Borrowers and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form(s), as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, together with any other certificate or statement of exemption required under the Internal Revenue Code or regulations issued thereunder. Each such Lender also agrees to deliver to the Borrowers and the Agent two (2) further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, and such extensions or renewals thereof as may reasonably be requested by the Borrowers or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Agent. Such Lender shall certify (A) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Credit Agreement without deduction or withholding of any U.S. federal income taxes and (B) in the case of a Form W-8 or W-9, that it is entitled to an exemption from U.S. backup withholding tax.

          (c) In addition, the Borrowers agree to pay any present or future stamp, documentary, privilege, intangible or similar Taxes or any other excise or property Taxes, charges or similar levies that arise at any time or from time to time (other than Excluded Taxes) (i) from any payment made under any and all Credit Documents, (ii) from the transfer of the rights of any Lender under any Credit Documents to any other Lender or Lenders or
     (iii) from the execution or delivery by any Borrower of, or from the filing or recording or maintenance of, or otherwise with respect to, any and all Credit Documents (hereinafter referred to as "Other Taxes").

          (d) The Borrowers will indemnify each Lender and the Agent for the full amount of Taxes (including, without limitation and without duplication, any Taxes imposed by any jurisdiction on amounts payable under this Section 2.7), subject to (i) the exclusion set out in the first
          -----------
     sentence of Section 2.7(a), (ii) the provisions of Section
                 --------------                         -------

     2.7(b), and (iii) the provisions of the proviso set forth in Section
     ------                                                       -------
     2.7(a), and will indemnify each Lender and the Agent for the full amount of
     ------
     Other Taxes (including, without limitation and without duplication, any Taxes imposed by any jurisdiction on amounts payable under this Section
                                                                     -------
     2.7) paid by such Lender or the Agent (on its own behalf or on behalf of
     ---
     any Lender), as the case may be, in respect of payments made or to be made hereunder, and any liability (including penalties, interest and expenses) arising solely therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment of this indemnification shall be made within 30 days from the date such Lender or the Agent, as the case may be, makes written demand therefor.

          (e) Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the applicable Borrower shall furnish to the Agent, at its address referred to in Section 14.5, the original or certified copy of a
                            ------------
     receipt evidencing payment thereof.

          (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.7 shall survive the payment in full of all
                       -----------
     Obligations hereunder and under the Revolving Notes.

     2.8  Sharing of Payments.
          -------------------

     If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff or otherwise) on account of the Loans made by it or its participation in Letters of Credit in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall forthwith purchase from the other Lenders such participations in the Loans made by them or in their participation in Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment accruing to all Lenders in accordance with their respective ratable shares as provided for in this Credit Agreement; provided, however, that if all or any portion of
                              --------  -------
such excess is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) or any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.8 may, to the fullest extent permitted by law,
                        -----------
exercise all of its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     2.9  Pro Rata Treatment.
          ------------------

     Each Loan, each payment or prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans, each payment of the Unused Line Fee, each payment of the Letter of Credit Fee, each reduction of the Commitments and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and their participation interests in the Letters of Credit; provided, however, that the foregoing fees payable hereunder
                   --------  -------
to the Lenders shall be allocated to each Lender based on such Lender's Revolving Credit Commitment Percentage.

     2.10 Extensions and Conversions.
          --------------------------

     Subject to the terms of Article V, the Borrowers shall have the option, on
                             ---------
any Business Day, to extend existing Eurodollar Loans into a subsequent permissible Interest Period, to convert Base Rate Loans into Eurodollar Loans, or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (i)
                                                     --------  -------
except as provided in Section 4.10, Eurodollar Loans may be converted into Base
                      ------------
Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest
                                                                     --------
Period" and shall be in such minimum amounts as provided in with respect to
------
Revolving Loans, Section 2.1(d)(i) and with respect to the Term Loans, Section
                 -----------------                                     -------
2.2(a), and (iv) no more than six (6) separate Eurodollar Loans shall be
------
outstanding hereunder at any time. Each such extension or conversion shall be effected by the Borrowers by giving a written notice in the form of Exhibit H
                                                                    ---------
hereto (a "Notice of Extension/Conversion") (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 a.m. on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall constitute a representation and warranty by the Borrowers of the matters specified in Article V. In the event the Borrowers fail to request
                         ---------
extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

                                   ARTICLE III

                                LETTERS OF CREDIT
                                -----------------

     3.1  Issuance.
          --------

     Subject to the terms and conditions hereof and of the Letter of Credit Documents, if any, and any other terms and conditions which the Issuing Bank may reasonably require, the Lenders will participate in the issuance by the Issuing Bank from time to time of such Letters of Credit in Dollars from the Closing Date until the Maturity Date as the Borrowers may request, in a form acceptable to the Issuing Bank; provided, however, that (a) the Letter of Credit
                                --------  -------
Obligations outstanding shall not at any time exceed SEVEN MILLION DOLLARS ($7,000,000) (the "Letter of Credit Committed Amount") and (b) the sum of the
                   ---------------------------------
aggregate principal amount of outstanding Revolving Loans plus Letter of Credit
                                                          ----
Obligations outstanding shall not at any time exceed the lesser of (i) the Revolving Credit Committed Amount and (ii) the Revolving Credit Borrowing Base. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related Letter of Credit Documents. The issuance and expiry date of each Letter of Credit shall comply with the related Letter of Credit Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day.

     3.2  Notice and Reports.
          ------------------

     The request for the issuance of a Letter of Credit shall be submitted by the Borrowers to the Issuing Bank at least three (3) Business Days prior to the requested date of issuance. The Issuing Bank will, upon request, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date as well as any payment or expirations which may have occurred.

     3.3  Participation.
          -------------

     Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Bank in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its Revolving Credit Commitment Percentage of such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Bank therefor and discharge when due, its Revolving Credit Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Bank its Revolving Credit Commitment Percentage of such unreimbursed drawing pursuant to the provisions of Section 3.4. The obligation of each Lender to so reimburse the
                  -----------
Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Bank under any Letter of Credit, together with interest as hereinafter provided.

     3.4  Reimbursement.
          -------------

     In the event of any drawing under any Letter of Credit, the Issuing Bank will promptly notify the Borrowers. Unless the Borrowers shall immediately notify the Issuing Bank that the Borrowers intend to otherwise reimburse the Issuing Bank for such drawing, the Borrowers shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in Section 3.5 on the related Letter of Credit, the proceeds
                       -----------
of which will be used to satisfy the related reimbursement obligations. The Borrowers promise to reimburse the Issuing Bank on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrowers shall fail to reimburse the Issuing Bank as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage for Base Rate Loans and (ii) two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrowers may claim or have against the Issuing Bank, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrowers to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Bank will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Bank in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the Business Day such notice is received by such Lender from the Issuing Bank if such notice is received at or before 2:00 P.M. otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Bank in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Bank in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Bank, and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrowers hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Bank, such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Bank) in the related unreimbursed drawing portion of the Letter of Credit Obligation and in the interest thereon and in the related Letter of Credit Documents, and shall have a claim against the Borrowers with respect thereto.

     3.5  Repayment with Revolving Loans.
          ------------------------------

     On any day on which the Borrowers shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrowers to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(d)(i) with respect thereto) shall be
                                -----------------
immediately made to the Borrowers by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 11.2) pro rata based on the
                                           ------------  --- ----
respective Revolving Credit Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section
                                                                       -------
11.2) and the proceeds thereof shall be paid directly by the Agent to the
----
Issuing Bank for application to the respective Letter of Credit Obligations. Each such Lender hereby irrevocably agrees to make its Revolving Credit Commitment Percentage of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may
                          ---------------
not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Article V are then
                                                             ---------
satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or
(vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a bankruptcy or insolvency proceeding with respect to any Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Issuing Bank such participation in the outstanding Letter of Credit Obligations as shall be necessary to cause each such Lender to share in such Letter of Credit Obligations ratably (based upon the respective Revolving Credit Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 11.2)), provided that at the time any
                               ------------    --------
purchase of participation pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Bank, to the extent not paid to the Issuing Bank by the Borrowers in accordance with the terms of
Section 3.4, interest on the principal amount of participation purchased for
-----------
each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

     3.6  Renewal, Extension.
          ------------------

         The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     3.7  Uniform Customs and Practices.
          -----------------------------

     The Issuing Bank may provide that the Letters of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which
                                                             ---
case the UCP may be incorporated by reference therein and deemed in all respects to be a part thereof.

     3.8  Indemnification; Nature of Issuing Bank's Duties.
          ------------------------------------------------

          (a) In addition to their other obligations under this Article III, the
                                                                -----------
     Borrowers agree to protect, indemnify, pay and save the Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

          (b) As between the Borrowers and the Issuing Bank, the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Bank shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason;
     (iii) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (iv) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (v) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Bank's rights or powers hereunder.

          (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to any Borrower. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers, including, without limitation, any and all Government Acts. The Issuing Bank shall not, in any way, be liable for any failure by the Issuing Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Bank.

          (d) Nothing in this Section 3.8 is intended to limit the reimbursement
                              -----------
     obligations of the Borrower contained in Section 3.4 above. The obligations
                                              -----------
     of the Borrowers under this Section 3.8 shall survive the termination of
                                 -----------
     this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Bank to enforce any right, power or benefit under this Credit Agreement.

          (e) Notwithstanding anything to the contrary contained in this Section
                                                                         -------
     3.8, the Borrowers shall have no obligation to indemnify the Issuing Bank
     ---
     in respect of any liability incurred by the Issuing Bank (i) arising solely out of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (ii) caused by the Issuing Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     3.9  Responsibility of Issuing Bank.
          ------------------------------

     It is expressly understood and agreed that the obligations of the Issuing Bank hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Bank shall be entitled to assume that the conditions precedent set forth in Article III or V have been satisfied unless it
                                  ----------------
shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Article III
                --------  -------                                 -----------
shall be deemed to prejudice the right of any Lender to recover from the Issuing Bank any amounts made available by such Lender to the Issuing Bank pursuant to this Article III in the event that it is determined by a court of competent
     -----------
jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Bank.

     3.10 Conflict with Letter of Credit Documents.
          ----------------------------------------

     In the event of any conflict between this Credit Agreement and any Letter of Credit Document (including any letter of credit application), this Credit Agreement shall control.

                                   ARTICLE IV

                                INTEREST AND FEES
                                -----------------

     4.1  Interest on Loans.
          -----------------

     Subject to the provisions of Section 4.2, interest on the Loans shall be
                                  -----------
payable (a) for Base Rate Loans, monthly in arrears on the last day of each calendar month and the interest rate shall be equal to the Base Rate plus the
                                                                     ----
Applicable Percentage on the outstanding amount of each such Base Rate Loan and
(b) for Eurodollar Loans, on the last day of the applicable Interest Period and the interest rate shall be equal to the Eurodollar Rate plus the Applicable
                                                        ----
Percentage on the outstanding amount of each such Eurodollar Loan. The interest rates hereunder shall be calculated based on a 360 day year for the actual number of days elapsed.

     4.2  Interest After Event of Default.
          -------------------------------

     Interest on any amount of matured principal under the Loans, and interest on the amount of principal under the Revolving Loans outstanding as of the date an Event of Default occurs, and at all times thereafter until the earlier of the date upon which (a) all Obligations have been paid and satisfied in full or (b) such Event of Default shall have been cured or waived, shall be payable on demand at a rate equal to the Base Rate, plus the highest Applicable Percentage,
                                         ----
plus two percent (2%) (the "Default Rate"). Interest shall be payable on any
----
other amount due hereunder and shall accrue at the Default Rate from the date due and payable until paid in full. The rates hereunder shall be calculated based on a 360-day year for the actual number of days elapsed.

     4.3  Unused Line Fee.
          ---------------

          (a) Revolving Loans. On the last day of each calendar month the
              ---------------
     Borrowers shall pay to the Agent for the benefit of the Lenders the Revolving Unused Line Fee due in respect of such calendar month.

          (b) Term Loans. On the last day of each calendar month the Borrowers
              ----------
     shall pay to the Agent for the benefit of the Lenders the Term Unused Line Fee due in respect of such calendar month.

     4.4  Lenders' Fees/Agent's Fees.
          --------------------------

     On the Closing Date the Agent shall pay to each Lender its respective Lender's Fees that are required to be paid on the Closing Date pursuant to the terms of such Lender's fee letter with the Agent. The Borrowers shall pay all fees required to be paid to the Agent under the Fee Letter at the times and in the amounts set forth therein.

     4.5  Letter of Credit Fees.
          ---------------------

          (a) Letter of Credit Fee. In consideration of the issuance of Letters
              --------------------
     of Credit hereunder, the Borrowers promise to pay to the Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such Lender's
                                        --------------------
     Revolving Credit Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for Eurodollar Loans. The Letter of Credit Fee will be payable upon issuance.

          (b) Issuing Bank Fees. In addition to the Letter of Credit Fee payable
              -----------------
     pursuant to clause (a) above, the Borrowers promise to pay to the Issuing Bank for its own account without sharing by the other Lenders the letter of credit fronting and negotiation fees agreed to by the Borrowers and the Issuing Bank from time to time and the customary charges from time to time of the Issuing Bank with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Bank Fees").
                                           -----------------

     4.6  Authorization to Charge Account.
          -------------------------------

     The Borrowers hereby authorize the Agent to charge the Borrowers' Revolving Loan accounts with the amount of all payments and fees due hereunder to the Lenders, the Agent and the Issuing Bank as and when such payments become due. The Borrowers confirm that any charges which the Agent may so make to the Borrowers' Revolving Loan accounts as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion.

     4.7  Indemnification in Certain Events.
          ---------------------------------

     If after the Closing Date, either (a) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to First Union or any other banking or financial institution from whom any of the Lenders borrow funds or obtain credit (a "Funding Bank") or any of the Lenders, or (b) a Funding Bank or any of the Lenders complies with any future guideline or request from any central bank or other Governmental Authority or (c) a Funding Bank or any of the Lenders determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (c), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of the Lenders' capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Funding Bank's or Lenders' policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and the result of any of the foregoing events described in clauses
(a), (b) or (c) is or results in an increase in the cost to any of the Lenders of funding or maintaining the Revolving Credit Committed Amount, the Revolving Loans, the Term Loans or the Letters of Credit, then the Borrowers shall from time to time upon demand by the Agent, pay to the Agent additional amounts sufficient to indemnify the Lenders against such increased cost. A certificate as to the amount of such increased cost shall be submitted to the Borrowers by the Agent and shall be conclusive and binding absent manifest error.

     4.8  Inability To Determine Interest Rate.
          ------------------------------------

     If prior to the first day of any Interest Period, (a) the Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, (b) the Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans during such Interest Period, or (c) Dollar deposits in the principal amounts of the Eurodollar Loans to which such Interest Period is to be applicable are not generally available in the London interbank market, the Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrowers when such conditions no longer exist. If such notice is given (i) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (iii) each outstanding Eurodollar Loan shall be converted, on the last day of the then-current Interest Period thereof, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

     4.9  Illegality.
          ----------

     Notwithstanding any other provision herein, if the adoption of or any change in any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and
(c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.10.
                     ------------

     4.10 Funding Indemnity.
          -----------------

     The Borrowers, jointly and severally, promise to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or extension of Eurodollar Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrowers in making any prepayment of a Eurodollar Loan after the Borrowers have given a notice thereof in accordance with the provisions of this Credit Agreement, and (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or extended, for the period from the date of such prepayment or of such failure to borrow, convert or extend to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or extend, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein over (ii) the amount
                                                          ----
of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

                                    ARTICLE V

                              CONDITIONS PRECEDENT
                              --------------------

     The obligation of the Lenders to make the Term Loans or any Revolving Loan or of the Issuing Bank to issue any Letter of Credit hereunder is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such Term Loans or any Revolving Loan or issuance of such Letter of Credit the following conditions precedent:

     5.1  Closing Conditions.
          ------------------

          The obligation of each Lender to make Loans and/or of the Issuing Bank to issue Letters of Credit hereunder shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent:

     (a) Executed Credit Documents. Receipt by the Agent of duly executed copies
         -------------------------
of: this Credit Agreement; the Notes; the Security Documents; and all other Credit Documents, each in form and substance acceptable to the Lenders in their sole discretion.

     (b) Corporate Documents. Receipt by the Agent of the following:
         -------------------

          (i) Charter Documents. Copies of the articles or certificates of
              -----------------
     incorporation or formation or other charter documents of each Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or formation and certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Closing Date.

          (ii) Bylaws. A copy of the bylaws or limited liability company
               ------
     agreement or similar agreement of each Borrower certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Closing Date.

          (iii) Resolutions. Copies of resolutions of the Board of Directors or
                -----------
     similar managing body of each Borrower approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Borrower to be true and correct and in force and effect as of the Closing Date.

          (iv) Good Standing. Copies of (i) certificates of good standing,
               -------------
     existence or its equivalent with respect to each Borrower certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (ii) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate taxing Governmental Authorities.

          (v) Incumbency. An incumbency certificate of each Borrower certified
              ----------
     by a secretary or assistant secretary to be true and correct as of the Closing Date.

     (c) Financial Statements. Receipt by the Agent and the Lenders of the
         --------------------
unaudited balance sheet of the Borrowers as of, and a statement of income for the period ending, July 31, 1999 prepared by the chief financial officer of the Company and such other information relating to the Borrowers as the Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

     (d) Opinions of Counsel. Receipt by the Agent of an opinion, or opinions
         -------------------
(which shall cover, among other things, authority, legality, validity, binding effect, enforceability and attachment and perfection of liens), satisfactory to the Agent, addressed to the Agent and the Lenders and dated the Closing Date, from legal counsel to the Borrowers.

     (e) Personal Property Collateral. The Agent shall have received:
         ----------------------------

          (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Borrower and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

          (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

          i (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

          (iv) all instruments and chattel paper in the possession of any of the Borrowers, together with allonges or assignments as may be necessary or appropriate to perfect the Agent's security interest in the Collateral to the extent required under the Security Agreement;

          (v) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral, including, without limitation, such Acknowledgment Agreements from lessors of real property as the Agent may require; and

          (vi) duly executed lockbox agreements and/or lockbox letters in the form of Exhibit G-1 and G-2, as applicable, with respect to each bank account of the Borrowers (other than payroll and petty cash bank accounts maintained as zero balance accounts and other similar bank accounts having limited or no activity and balances of not more than $10,000).

     (f) Priority of Liens. The Agent shall have received satisfactory evidence
         -----------------
that the Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral (subject only to Permitted Liens).

     (g) Opening Revolving Credit Borrowing Base Certificate. Receipt by the
         ---------------------------------------------------
Agent of a Revolving Credit Borrowing Base Certificate as of August 31, 1999, substantially in the form of Exhibit J-1 and certified by the chief financial officer of the Company on the Closing Date to be true and correct as of August 31, 1999.

     (h) [intentionally omitted]
          ---------------------

     (i) [intentionally omitted]
          ---------------------

     (j) Evidence of Insurance. Receipt by the Agent of copies of insurance
         ---------------------
policies or certificates of insurance of the Borrowers evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, without limitation, naming the Agent as loss payee on behalf of the Lenders and as additional insured to the extent required by Section 7.10.

     (k) Corporate Structure. The corporate capital and ownership structure of
         ------------------
the Company and its Subsidiaries shall be as described in Schedule 6.9.
                                                          ------------

     (l) Consents. Receipt by the Agent of evidence that all governmental,
         --------
shareholder and third party consents and approvals required in connection with the transactions and the related financings contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could have such effect.

     (m) Litigation. There shall not exist any pending or threatened action,
         ----------
suit, investigation or proceeding against any Borrower or its assets that could reasonably be expected to have a Material Adverse Effect.

     (n) Other Indebtedness. Receipt by the Agent of evidence that, after giving
         ------------------
effect to the making of the Loans made on the Closing Date, the Borrowers shall have no Funded Indebtedness other than the Indebtedness under the Credit Documents and as disclosed on Schedule 1.1D.

     (o) Solvency Certificate. Receipt by the Agent of an officer's certificate
         --------------------
for each Borrower prepared by the chief financial officer of such Borrower as to the financial condition, solvency and related matters of such Borrower, in each case after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Exhibit L hereto.
                             ---------

     (p) Officer's Certificates. The Agent shall have received a certificate or
         ----------------------
certificates executed by the president or chief financial officer of the Company as of the Closing Date stating that (i) after giving effect to the making of the Loans and application of the proceeds thereof, each Borrower is in compliance with all existing financial obligations, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Borrower or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (A) each of the Borrowers is solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Borrowers are in compliance with each of the financial covenants set forth in Article VIII.
                                 ------------

     (q) Fees and Expenses. Payment by the Borrowers of all fees and expenses
         -----------------
owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Fee Letter.

     (r) Sources and Uses; Payment Instructions. Receipt by the Agent of (a) a
         --------------------------------------
statement of sources and uses of funds covering all payments reasonably expected to be made by the Company in connection with the transactions contemplated by the Credit Documents to be consummated on the Closing Date, including an itemized estimate of all fees, expenses and other closing costs and (b) payment instructions with respect to each wire transfer to be made by the Agent on behalf of the Lenders or the Company or the Borrowers on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

     (s) Account Designation Letter. Receipt by the Agent of an Account
         --------------------------
Designation Letter substantially in the form of Exhibit M hereto.
                                                ---------

     (t) Material Adverse Change. (i) No Material Adverse Change, or development
         ----------------------
reasonably likely to have a Material Adverse Effect, shall have occurred since March 31, 1999, (ii) no occurrence or event which is reasonably likely to have a Material Adverse Effect shall have occurred since March 31, 1999 and be continuing and (iii) on or prior to the Closing Date, there shall not have occurred a substantial impairment of the financial markets generally which, in the opinion of the Lenders, has materially and adversely affected the transactions contemplated hereby.

     (u) Other. Receipt by the Lenders of such other documents, instruments,
         -----
agreements or information as reasonably requested by any Lender, including, without limitation, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Borrowers.

     5.2  Conditions to Term Loans.
          ------------------------

     In addition to the conditions precedent set forth in Section 2.2 hereof,
                                                          -----------
the obligation of each Lender to make Term Loans hereunder shall be subject to the satisfaction of the following additional conditions precedent:

     (a) Equipment Appraisal. Receipt by the Agent of an appraisal of the
         -------------------
orderly liquidation value of the harvesting and processing machinery and equipment of the Borrowers owned as of the Closing Date in form and substance satisfactory to the Agent and conducted by an appraiser satisfactory to the Agent (the "Appraisal").

     (b) Distribution Term Loans. All of the proceeds of the Distribution Term
         -----------------------
Loans shall be applied to pay the CBII $50 Million Distribution and the Agent shall have received a Distribution Term Loan Borrowing Base Certificate and the Appraisal.

     (c) Acquisition Term Loans. All of the proceeds of the Acquisition Term
         ----------------------
Loans shall be applied to make the applicable Permitted Acquisition and the Agent shall have received a Non-Distribution Term Loan Borrowing Base Certificate and an appraisal (in form and substance satisfactory to the Agent and conducted by an appraiser satisfactory to the Agent) of any Eligible Equipment to be acquired in connection with the Permitted Acquisition and which is to be included in the Non-Distribution Term Loan Borrowing Base.

     (d) Capex Term Loans. All of the proceeds of the Capex Term Loans shall be
         ----------------
applied to make the applicable capital expenditures and the Agent shall have received a Non-Distribution Term Loan Borrowing Base Certificate and an appraisal (in form and substance satisfactory to the Agent and conducted by an appraiser satisfactory to the Agent) of the Eligible Equipment to be acquired in connection with such capital expenditures and which is to be included in the Non-Distribution Term Loan Borrowing Base.

     5.3  Conditions to all Loans and Letters of Credit.
          ---------------------------------------------

     (a) On the date of the making of any Term Loan, Revolving Loan or the issuance of any Letter of Credit, both before and after giving effect thereto and to the application of the proceeds therefrom, the following statements shall be true in the reasonable judgment of the Agent (and each request for a Term Loan, a Revolving Loan and request for a Letter of Credit, and the acceptance by the Borrower of the proceeds of such Term Loan, Revolving Loan or issuance of such Letter of Credit, shall constitute a representation and warranty by the Borrowers that on the date of such Term Loan, Revolving Loan or issuance of such Letter of Credit before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

          (i) the representations and warranties contained in this Credit Agreement are true and correct in all material respects on and as of the date of such Term Loan, Revolving Loan or issuance of such Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date); and

          (ii) no event has occurred and is continuing, or would result from such Term Loan, Revolving Loan or issuance of such Letter of Credit or the application of the proceeds thereof, which would constitute a Default or an Event of Default under this Credit Agreement.

     (b) In connection with the making of any Revolving Loan or Term Loan, the Agent shall have received a Notice of Borrowing to the extent such Notice of Borrowing is required to be given with respect to the making of such Revolving Loan or Term Loan.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce the Lenders to enter into this Credit Agreement and the Issuing Bank to issue the Letters of Credit, and to make available the credit facilities contemplated hereby, each Borrower hereby represents and warrants to the Lenders and the Issuing Bank as of the Closing Date and on the date of each extension of credit hereunder, as follows:

     6.1  Organization and Qualification.
          ------------------------------

     Such Borrower and each of its Subsidiaries (i) is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (iii) is duly qualified and is authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. Schedule 6.1 contains a true, correct and complete list
                         ------------
of all jurisdictions in which such Borrower and its Subsidiaries are qualified to do business as a foreign corporation or foreign limited liability company as of the Closing Date.

     6.2  Solvency.
          --------

     The fair saleable value of such Borrower's assets exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. Such Borrower (i) does not have unreasonably small capital in relation to the business in which it is or proposes to be engaged or (ii) has not incurred, and does not believe that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due.

     6.3  Liens; Inventory.
          ----------------

     There are no Liens in favor of third parties with respect to any of the Collateral, including, without limitation, with respect to the Inventory, wherever located, other than Permitted Liens. To the best of such Borrower's knowledge, no lessor, warehouseman, filler, processor or packer of such Borrower has granted any Lien with respect to the Inventory maintained by such Borrower at the property of any such lessor, warehousemen, filler, processor or packer. Upon the proper filing of financing statements and the proper recordation of other applicable documents with the appropriate filing or recordation offices in each of the necessary jurisdictions, the security interests granted pursuant to the Credit Documents constitute and shall at all times constitute valid and enforceable first, prior and perfected Liens on the Collateral (other than Permitted Liens). The Borrowers are or will be at the time additional Collateral is acquired by them, the absolute owners of the Collateral with full right to pledge, sell, consign, transfer and create a Lien therein, free and clear of any and all Liens in favor of third parties, except Permitted Liens. The Borrowers and the Subsidiaries will at their expense warrant, until payment in full of the Obligations and termination of the Commitments, and, at the Agent's request, defend the Collateral from any and all Liens (other than Permitted Liens) of any third party. The Borrowers will not, and will not permit any of their Subsidiaries to, grant, create or permit to exist, any Lien upon the Collateral, or any proceeds thereof, in favor of any third party (other than Permitted Liens).

     6.4  No Conflict.
          ----------

     The execution and delivery by such Borrower of this Credit Agreement and each of the other Credit Documents executed and delivered in connection herewith and the performance of the obligations of such Borrower hereunder and thereunder and the consummation by such Borrower of the transactions contemplated hereby and thereby: (i) are within the corporate or limited liability company powers of such Borrower; (ii) are duly authorized by the Board of Directors or similar managing body of such Borrower; (iii) are not in contravention of the terms of the organizational documents of such Borrower or of any indenture, contract, lease, agreement, instrument or other commitment to which such Borrower is a party or by which such Borrower or any of its properties are bound; (iv) do not require the consent, registration or approval of any Governmental Authority or any other Person (except such as have been duly obtained, made or given, and are in full force and effect); (v) do not contravene any statute, law, ordinance, regulation, rule, order or other governmental restriction applicable to or binding upon such Borrower; and (vi) will not, except as contemplated herein for the benefit of the Agent on behalf of the Lenders, result in the imposition of any Liens upon any property of such Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Borrower is a party or by which it or any of its property may be bound or affected.

     6.5  Enforceability.
          --------------

     The Credit Agreement and all of the other Credit Documents are the legal, valid and binding obligations of such Borrower, and with respect to those Credit Documents executed and delivered by any Subsidiary, of each such Subsidiary, and are enforceable against such Borrower and such Subsidiaries, as the case may be, in accordance with their terms except as such enforceability may be limited by
(i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity.

     6.6  Financial Data.
          --------------

     Such Borrower has furnished to the Lenders the following financial statements (the "Financials"): (i) the consolidated balance sheet of such Borrower as of, and consolidated statements of income, members' equity and cash flows for the fiscal year ended, March 31, 1999 audited by independent certified public accountants and (ii) the unaudited consolidated balance sheet of such Borrower as of, and consolidated statement of income for the period ended, July 31, 1999 prepared by the chief financial officer of the Company. The Financials are and the historical financial statements to be furnished to the Lenders in accordance with Section 7.1 below will be in accordance with the books and records of the Borrowers, except as provided in Section 7.1, and fairly present the financial condition of each of the Borrowers at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments and the absence of statements of members' equity and cash flows and footnotes). Such financial statements have been and will be prepared in conformity with GAAP consistently applied throughout the periods involved, except as provided in
Section 7.1 or as otherwise disclosed in such financial statements. Since March 31, 1999 (and after the delivery of the annual audited statements in accordance with Section 7.1(a), from the date of the most recently delivered annual audited financial statements), there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     6.7  Locations of Offices, Records and Inventory.
          -------------------------------------------

     The Borrowers' principal places of business and chief executive offices are set forth in Schedule 6.7 hereto, and the books and records of the Borrowers and
             ------------
all chattel paper and all records of accounts are located at the principal places of business and chief executive offices of the Borrowers. There is no jurisdiction in which any Borrower or any of its Subsidiaries has any Collateral (except for vehicles, Inventory held for shipment by third Persons, Inventory in transit, Inventory held for processing by third Persons, or immaterial quantities of assets, equipment or Inventory) other than those jurisdictions listed on Schedule 6.7. Schedule 6.7 is a true, correct and complete list of (i)
          ------------  ------------
the legal names and addresses of each warehouseman, filler, processor and packer at which Inventory is stored, (ii) the address of the chief executive offices of the Borrowers and each of their Subsidiaries and (iii) the address of all offices where records and books of account of the Borrowers and each of their Subsidiaries are kept. None of the receipts received by any of the Borrowers from any warehouseman, filler, processor or packer states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such named person's assigns.

     6.8  Fictitious Business Names.
          --------------------------
         Neither such Borrower nor any of its Subsidiaries has used any corporate or fictitious name during the five (5) years preceding the date hereof, other than the name shown on its or such Subsidiary's articles or certificate of incorporation or certification of formation and as set forth on
Schedule 6.8.
------------

     6.9  Subsidiaries.
          ------------

     The only Subsidiaries of the Borrowers are those listed on Schedule 6.9
                                                                ------------
attached hereto. The Borrowers are the record and beneficial owner of all of the shares of Capital Stock of each of the Subsidiaries listed on Schedule 6.9 as
                                                              ------------
being owned by the Borrowers, there are no proxies, irrevocable or otherwise, with respect to such shares, and no equity securities of any of the Subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any Capital Stock of any Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of its Capital Stock or securities convertible into or exchangeable for such shares. All of such shares so owned by the Borrowers are owned by them free and clear of any Liens other than Permitted Liens.

     6.10 No Judgments or Litigation.
          --------------------------

     Except as set forth on Schedule 6.10, no judgments, orders, writs or
                            -------------
decrees are outstanding against such Borrower or any of its Subsidiaries nor is there now pending or, to the best of such Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, investigation, arbitration, or governmental proceeding by or against such Borrower or any of its Subsidiaries except judgments and pending or threatened litigation, contested claims, investigations, arbitrations and governmental proceedings which could not reasonably be expected to have a Material Adverse Effect.

     6.11 No Defaults.
          -----------
         Neither such Borrower nor any of its Subsidiaries is in default under any term of any indenture, contract, lease, agreement, instrument or other commitment to which any of them is a party or by which any of them is bound which default has had or could be reasonably expected to have a Material Adverse Effect.

     6.12 No Employee Disputes.
          --------------------

     There are no controversies pending or, to the best of such Borrower's knowledge after diligent inquiry, threatened between such Borrower or any of its Subsidiaries and any of their respective employees, other than those arising in the ordinary course of business which could not, in the aggregate, have a Material Adverse Effect.

     6.13 Compliance with Law.
          -------------------

     Neither such Borrower nor any of its Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government, or any other Governmental Authority or any self regulatory organization, or any judgment, decree or order of any court, applicable to its business or operations except where the aggregate of all such violations or failures to comply would not have a Material Adverse Effect. The conduct of the business of such Borrower and each of the Subsidiaries is in conformity with all securities, commodities, energy, public utility, zoning, building code, health, OSHA and environmental requirements and all other foreign, federal, state and local governmental and regulatory requirements and requirements of any self regulatory organizations, except where such non-conformities could not reasonably be expected to have a Material Adverse Effect. Neither such Borrower nor any of its Subsidiaries has received any notice to the effect that, or otherwise been advised that, it is not in compliance with, and neither such Borrower nor any of its Subsidiaries has any reason to anticipate that any currently existing circumstances are likely to result in the violation of any such statute, law, ordinance, regulation, rule, judgment, decree or order which failure or violation could reasonably be expected to have a Material Adverse Effect.

     6.14 Compliance with PACA.
          --------------------

     Neither such Borrower nor any of its Subsidiaries has violated or failed to comply with PACA, except for any violation or failure which could not reasonably be expected to have a Material Adverse Effect.

     6.15 ERISA.
          -----

     None of such Borrower, any Subsidiary of such Borrower or any Controlled ERISA Affiliate maintains or contributes to any Benefit Plan other than those listed on Schedule 6.15. Each Benefit Plan has been and is being maintained and
          -------------
funded in accordance with its terms and in compliance in all material respects with all provisions of ERISA and the Internal Revenue Code applicable thereto. Such Borrower, each of its Subsidiaries and each Controlled ERISA Affiliate has fulfilled all obligations related to the minimum funding standards of ERISA and the Internal Revenue Code for each Benefit Plan, is in compliance in all material respects with the currently applicable provisions of ERISA and of the Internal Revenue Code and has not incurred any liability (other than routine liability for premiums) under Title IV of ERISA. No Termination Event has occurred nor has any other event occurred that may result in such a Termination Event which could reasonably be expected to have a Material Adverse Effect. No event or events have occurred in connection with which such Borrower, any of its Subsidiaries, any Controlled ERISA Affiliate, any fiduciary of a Benefit Plan or any Benefit Plan, directly or indirectly, would be subject to any material liability, individually or in the aggregate, under ERISA, the Internal Revenue Code or any other law, regulation or governmental order or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which any such entity has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute, regulation or order. No ERISA Affiliate (excluding for purposes hereof any ERISA Affiliate which is a Controlled ERISA Affiliate) has incurred or to the best knowledge of such Borrower and its Subsidiaries, could reasonably be expected to incur, any liability under ERISA, the Internal Revenue Code, or any other applicable law that has had or could reasonably be expected to have a Material Adverse Effect.

     6.16 Compliance with Environmental Laws.
          ----------------------------------

     Except as disclosed on Schedule 6.16 attached hereto, (a) the operations of
                            -------------
such Borrower and each of its Subsidiaries comply with all applicable federal, state or local environmental, health and safety statutes, regulations, directions, ordinances, criteria or guidelines except where such failure to comply could not reasonably be expected to have a Material Adverse Effect and
(b) to Borrower's knowledge, none of the operations of such Borrower or any of its Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guidelines except where such proceeding could not reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 6.16, to Borrower's knowledge,
                                       -------------
none of the operations of such Borrower or any of its Subsidiaries is the subject of any federal or state investigation evaluating whether such Borrower or any of its Subsidiaries disposed any hazardous or toxic waste, substance or constituent or other substance at any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment where it is reasonably likely that the Borrower's share of the cost of remediation or clean-up would exceed $250,000. Except as disclosed on Schedule 6.16, neither such Borrower nor any of its Subsidiaries have filed any notice under CERCLA Section 103(c), 42 U.S.C.Section 9603(c) or its equivalent order, or any other federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting an unpermitted spill or release of a hazardous or toxic waste, substance or constituent that remains uncorrected where it is reasonably likely that the Borrower's share of the cost of remediation or clean-up would exceed $250,000. Except as disclosed on Schedule 6.16, neither such Borrower nor any of
                                 -------------
its Subsidiaries have any contingent liability of which such Borrower has knowledge or reasonably should have knowledge in connection with any release of any hazardous or toxic waste, substance or constituent, nor has such Borrower or any of its Subsidiaries received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent, except where such potential liability could not reasonably be expected to have a Material Adverse Effect.

     6.17 Use of Proceeds.
          ---------------

     All proceeds of the Loans will be used only in accordance with Section
                                                                    -------
7.13.
---

     6.18 Intellectual Property.
          ---------------------

     Such Borrower and its Subsidiaries possess adequate assets, licenses, patents, patent applications, copyrights, service marks, trademarks and tradenames to continue to conduct its business as heretofore conducted by it.
Schedule 6.18 attached hereto sets forth (a) all of the federal, state and
-------------
foreign registrations of trademarks, service marks and trade names of such Borrower and its Subsidiaries, and all pending applications for any such registrations, (b) all of the patents and registered copyrights of such Borrower and its Subsidiaries and all pending applications therefor and (c) all other trademarks, service marks and trade names owned by or licensed to and used by such Borrower or any of its Subsidiaries in connection with their businesses and the loss of which would have a Material Adverse Effect (collectively, the "Proprietary Rights"). Such Borrower and its Subsidiaries are collectively the owners of each of the trademarks listed on Schedule 6.18 as indicated on such
                                           -------------
schedule, and no other Person has the right to use any of such marks in commerce either in the identical form or, to the knowledge of such Borrower and its Subsidiaries, in such near resemblance thereto as may be likely to cause confusion or to cause mistake or to deceive. Each of the trademarks listed on
Schedule 6.18 and identified as a "U.S." registered trademark is a federally
-------------
registered trademark of such Borrower or its Subsidiaries having the registration number and issue date set forth on Schedule 6.18. The Proprietary
                                                -------------
Rights listed on Schedule 6.18 are all those used in the businesses of such
                 -------------
Borrower and its Subsidiaries loss of which would have a Material Adverse Effect. Except as disclosed on Schedule 6.18, no person has a right to receive
                               -------------
any royalty or similar payment in respect of any Proprietary Rights pursuant to any contractual arrangements entered into by such Borrower, or any of its Subsidiaries, and, to the knowledge of such Borrower and its Subsidiaries, no person otherwise has a right to receive any royalty or similar payment in respect of any such Proprietary Rights except as disclosed on Schedule 6.18.
                                                              -------------
Except as disclosed on Schedule 6.18, neither such Borrower nor any of its
                       -------------
Subsidiaries has granted any license or sold or otherwise transferred any interest in any of the Proprietary Rights to any other person. To the knowledge of such Borrower and its Subsidiaries, the use of each of the Proprietary Rights by such Borrower and its Subsidiaries is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceeding has been instituted against or notice received by such Borrower or any of its Subsidiaries that are presently outstanding alleging that the use of any of the Proprietary Rights infringes upon or otherwise violates the rights of any third party in or to any of the Proprietary Rights. Neither such Borrower nor any of its Subsidiaries have given notice to any Person that it is infringing on any of the Proprietary Rights and to the best of such Borrower's knowledge, no Person is infringing on any of the Proprietary Rights. All of the Proprietary Rights of such Borrower and its Subsidiaries are valid and enforceable rights of such Borrower and its Subsidiaries and will not cease to be valid and in full force and effect by reason of the execution and delivery of this Credit Agreement or the Credit Documents or the consummation of the transactions contemplated hereby or thereby.

     6.19 Licenses and Permits.
          --------------------

     Such Borrower and each of its Subsidiaries have obtained and hold in full force and effect, all material franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary to the operation of their businesses as presently conducted. Neither of such Borrower nor any of its Subsidiaries is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval in any such case which could not reasonably be expected to have a Material Adverse Effect.

     6.20 Title to Property.
          -----------------

     Such Borrower has good and marketable title to all of its owned property (including without limitation, all real and other property in each case as reflected in the Financial Statements delivered to the Agent hereunder), other than properties disposed of in the ordinary course of business or in any manner otherwise permitted under this Credit Agreement since the date of the most recent audited consolidated balance sheet of such Borrower, and in each case subject to no Liens other than Permitted Liens.

     6.21 Labor Matters.
          ------------

     There is (a) no material unfair labor practice complaint pending against such Borrower or any of its Subsidiaries or, to the best knowledge of such Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements that has or could reasonably be expected to have a Material Adverse Effect is so pending against such Borrower or any of its Subsidiaries or, to the best knowledge of such Borrower, threatened against any of them, (b) no strike, labor dispute, slowdown or stoppage pending against either of such Borrower or any of its Subsidiaries or, to the best knowledge of such Borrower, threatened against any of them that has or could reasonably be expected to have a Material Adverse Effect, and (c) no union representation question with respect to the employees of such Borrower or any Subsidiaries and no union organizing activity that has or could reasonably be expected to have a Material Adverse Effect.

     6.22 Investment Company.
          ------------------

     Neither such Borrower nor any of its Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Credit Agreement or the other Credit Documents or to perform its obligations hereunder or thereunder.

     6.23 Margin Security.
          --------------

     Such Borrower does not own any margin stock and no portion of the proceeds of any Loans or Letters of Credit shall be used by the Borrowers for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for any other purpose which violates the provisions or Regulation T, U or X of said Board of Governors or for any other purpose in violation of any applicable statute or regulation, or of the terms and conditions of this Credit Agreement.

     6.24 No Event of Default.
          -------------------

     No Default or Event of Default has occurred and is continuing.

     6.25 Taxes and Tax Returns.
          ---------------------

     Each Borrower has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other material taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (a) that are not yet delinquent or (b) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. None of the Borrowers is aware of any proposed material tax assessments against it or any other Borrower.

     6.26 No Other Indebtedness.
          ---------------------

     Such Borrower has no Indebtedness that is senior, pari passu or subordinated in right of payment to their Indebtedness to the Lenders hereunder, except for Permitted Indebtedness.

     6.27 Status of Accounts.
          -------------------

     Each Account is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by such Borrower in the ordinary course of its business; the goods and inventory being sold and the Accounts created are its exclusive property and are not and shall not be subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Liens; and such Borrower's customers have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense, counterclaim or contra (including, but not limited to, claims arising under PACA) that could reasonably be expected to have, when aggregated with any such other disputes, offsets, defenses, counterclaims or contras, a Material Adverse Effect. Such Borrower confirms to the Lenders that any and all taxes or fees relating to its business, its sales, the Accounts or the goods relating thereto, are its sole responsibility and that same will be paid by such Borrower when due (unless duly contested and adequately reserved for) and that none of said taxes or fees is or will become a lien on or claim against the Accounts.

     6.28 Representations and Warranties.
          ------------------------------

     Each of the representations and warranties made in the Operative Documents by each Borrower and its Subsidiaries and, to the knowledge of each such Borrower and its Subsidiaries, the other parties thereto, was or will be true and correct in all material respects as of when made.

     6.29 Material Contracts.
          ------------------

     Schedule 6.29 sets forth a true, correct and complete list of all the Material Contracts currently in effect. None of the Material Contracts contains provisions the performance or nonperformance of which have or could reasonably be expected to have a Material Adverse Effect. All of the Material Contracts are in full force and effect, and no material defaults currently exist thereunder.

     6.30 Survival of Representations.
          ---------------------------

     All representations made by such Borrower in this Credit Agreement and in any other Credit Document shall survive the execution and delivery hereof and thereof.

     6.31 Affiliate Transactions.
         -----------------------

     Except as set forth on Schedule 6.31, neither such Borrower nor any of its
                            -------------
Subsidiaries is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of such Borrower or Subsidiary is a party except (a) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and (b) upon fair and reasonable terms no less favorable to such Borrower and such Subsidiary than it could obtain in a comparable arm's-length transaction with an unaffiliated Person.

     6.32 Trade Suppliers.
          ---------------

     The three primary suppliers (in dollar volume of purchases) of raw materials to the Company and its Subsidiaries as of the date hereof are Crown Cork & Seal Company, Inc., Ball Corporation and Silgan Containers Manufacturing Corporation.

     6.33 Accuracy and Completeness of Information.
          ----------------------------------------

     All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Borrowers or any of their respective Subsidiaries in writing to the Agent, any Lender, or the Independent Accountant for purposes of or in connection with this Credit Agreement or any Credit Documents, or any transaction contemplated hereby or thereby is or will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

     6.34 Year 2000 Issue.
          ---------------

     Any reprogramming and related testing required to permit the Borrowers' and their Subsidiaries' main computer systems to function in a manner adequate for the conduct of their respective businesses in and following the year 2000 will be completed in all material respects prior to December 31, 1999 (that is, the Borrowers and their Subsidiaries will be "Year 2000 Compliant"), and the cost to
                                          -------------------
the Borrowers and their Subsidiaries of such reprogramming and testing will not result in a Default or Event of Default or have a Material Adverse Effect. Except for such reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrowers and their Subsidiaries are and, with ordinary course upgrading and maintenance will continue for the term of the Credit Agreement to be, adequate for the conduct of their respective businesses.

     6.35 Walla Walla IRB.
          ---------------

     The lien in favor of the trustee for the Port of Walla Walla Public Corporation Bonds applies only to the continuous pressure cooker located at the Waunakee, Wisconsin facility of the Company.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Until termination of this Credit Agreement and the Commitments hereunder and payment and satisfaction of all Obligations due or to become due hereunder, each Borrower agrees that, unless the Required Lenders shall have otherwise consented in writing:

     7.1  Financial Information.
          ---------------------

     The Company will furnish to the Lenders the following information within the following time periods:

          (a) within one hundred and twenty (120) days after the close of the fiscal year of the Company, the audited consolidated balance sheet and consolidated statements of income, members' equity and cash flow of the Company and its consolidated Subsidiaries, for such year, each in reasonable detail, each setting forth in comparative form the corresponding figures for the preceding year, prepared in accordance with GAAP, and accompanied by a report and unqualified opinion of Ernst & Young LLP or other Independent Accountant selected by the Company and approved by the Required Lenders;

          (b) within sixty (60) days after the end of each of the first three
     (3) fiscal quarters of the Company, the unaudited consolidated balance sheet and consolidated statement of income and, beginning December 31, 1999, a consolidated statement of cash flow, of the Company and its consolidated Subsidiaries, in the form regularly prepared by the Company and consistent with the Financials, together with a certificate of the chief financial officer, controller or treasurer of the Company stating that such financial statements fairly present the financial condition of the Company and its consolidated Subsidiaries at the dates thereof and the results of their operations for the periods indicated (subject to normal year-end and audit adjustments and the absence of statements of members' equity and footnotes) and that such financial statements have been prepared in conformity with GAAP consistently applied throughout the periods involved except as otherwise disclosed in such financial statements;

          (c) within thirty (30) days after the end of each fiscal month of the Company, a copy of the internal Company-prepared operating income analysis for such month and for the period from the beginning of the current fiscal year to the end of such month, in reasonable detail, and beginning June 30, 2000, setting forth in comparative form the corresponding analysis for the same month and same year-to-date period in the preceding fiscal year, in the form regularly prepared by the Company, certified by the chief financial officer, controller or treasurer of the Company as being a true and correct copy;

          (d) at the time of delivery of the quarterly financial statements of the Company pursuant to paragraph (b) above and the annual financial statements pursuant to paragraph (a) above, a certificate, executed by the chief financial officer, controller or treasurer of the Company, in substantially the form of Exhibit I attached hereto (the "Compliance
                               ---------
     Certificate"), and stating that such officer has caused this Credit Agreement to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Credit Agreement, during such quarter or at the end of such year, or, if such officer has such knowledge, specifying each default and the nature thereof, and showing the calculation of the Applicable Percentage for the applicable periods and compliance by the Company as of the date of such statement with the financial covenants set forth in Article VIII hereof and the other applicable covenants set forth in Exhibit I;
                                       ---------

          (e) not later than the 15th day of each month, a borrowing base certificate (the "Revolving Credit Borrowing Base Certificate") in substantially the form of Exhibit J-1 hereto, duly completed and certified
                               ----------
     by the Company's chief executive officer or chief financial officer, detailing the Borrowers' Eligible Accounts Receivable as of the end of the immediately preceding month and Eligible Inventory as of the most recent date of determination which shall be determined not less frequently than monthly. In addition, on the 15th day of each month (or if such day is not a Business Day, then on the next succeeding Business Day), the Company shall furnish a written report to the Lenders setting forth (i) the accounts receivable aged trial balance at the immediately preceding month end for each account debtor, aged by due date; such aging reports shall indicate which Accounts are current, up to 30, 30 to 60 and over 60 days past due and shall list the names of all applicable account debtors, (ii) a schedule of Inventory owned by each Borrower and (iii) a monthly accounts payable listing or open item listing including a report as to all claims arising under PACA owing by the Borrowers or their Subsidiaries and a report as to all customer accruals owing by the Borrowers, with such listings and reports to be in form satisfactory to the Agent. The Agent may, but shall not be required to, rely on each Revolving Credit Borrowing Base Certificate delivered hereunder as accurately setting forth the available Revolving Credit Borrowing Base for all purposes of this Credit Agreement until such time as a new Revolving Credit Borrowing Base Certificate is delivered to the Agent in accordance herewith; Revolving Credit Borrowing Base Certificates may be prepared and submitted to the Lenders on a more frequent basis than monthly, provided that such
                                                    --------
     certificate complies with the requirements set forth elsewhere herein;

          (f) [intentionally omitted];

          (g) promptly upon receipt thereof, copies of the portions relevant to the Borrowers of all management letters and other material reports which are prepared by its Independent Accountants in connection with any audit of the Company's financial statements by such Accountants;

          (h) as soon as practicable but, in any event, within ten (10) Business Days after the issuance thereof, copies of all regular and periodic reports which the Company may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefor, or any similar or corresponding Governmental Authority;

          (i) no later than thirty (30) days after the end of the Company's fiscal year during each year when this Credit Agreement is in effect, a business plan for the current fiscal year of the Company which includes a projected consolidated balance sheet and statement of income for such fiscal year and a projected consolidated statement of cash flows for such fiscal year and projected consolidated balance sheets, statements of income and statements of cash flows on a monthly basis for such fiscal year and projected monthly loan usage and excess availability under the Revolving Credit Borrowing Base for such fiscal year; provided that the parties
                                                 --------
     acknowledge that the information in the business plan is not compiled or presented in accordance with GAAP and may not necessarily be presented on a basis consistent with the Company's financial statements to be delivered pursuant to paragraphs (a) and (b) above;

          (j) promptly and in any event within three (3) Business Days after becoming aware of the occurrence of a Default or Event of Default, a certificate of the chief executive officer or chief financial officer of the Company specifying the nature thereof and the Borrowers' proposed response thereto, each in reasonable detail; and

          (k) with reasonable promptness, such other data, reports or information as the Agent or any of the Lenders may reasonably request.

     7.2  Inventory.
          ---------

     Within thirty (30) days after the end of each month, upon the request of the Agent from time to time, the Borrowers will provide to the Agent written statements listing items of Inventory in reasonable detail as requested by the Agent. The Borrowers will conduct annually a physical count of their Inventory and a copy of such count will be promptly supplied to the Agent accompanied by a report of the value (valued at average cost) of such Inventory; provided that
                                                                --------
the Borrowers will conduct such a physical count at such other times and as of such dates as the Agent shall reasonably request but not more than one physical count in any twelve month period in addition to the annual physical count referred to above. The perpetual inventory system of the Borrowers shall be satisfactory in all material respects to the Agent by no later than August 31, 2000; provided however, that within 90 days of such date, the Agent shall be
      -------- ------
permitted to reinspect the perpetual inventory system to confirm that such system remains satisfactory in all material respects to the Agent.

     7.3  Corporate Existence.
          -------------------

     Each Borrower and each of its Subsidiaries (a) subject to Section 9.4 hereof, will maintain their corporate or limited liability company existence, will maintain in full force and effect all material licenses, bonds, franchise, leases, trademarks and qualifications to do business, (b) will obtain or maintain patents, contracts and other rights necessary to the profitable conduct of their businesses, (c) will continue in, and limit their operations to, the same general lines of business as that presently conducted by them and (d) will comply with all applicable laws and regulations of any federal, state or local Governmental Authority, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

     7.4  ERISA.
          -----

     The Borrowers will deliver to the Agent, at the Borrowers' expense, the following information at the times specified below:

          (a) within ten (10) Business Days after any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate knows or has reason to know that a material Termination Event has occurred, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the Borrowers or other such entities have taken, are taking or propose to take with respect thereto, and when known, any action taken or threatened by the Internal Revenue Service, DOL or PBGC with respect thereto;

          (b) within ten (10) Business Days after any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate knows or has reason to know that a prohibited transaction (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code) has occurred, a statement of the chief financial officer of the Company describing such transaction and the action which the Borrowers or other such entities have taken, are taking or propose to take with respect thereto;

          (c) within thirty (30) Business Days after the filing thereof with the DOL, Internal Revenue Service or PBGC, copies of each annual report (form 5500 series), including all schedules and attachments thereto, filed with respect to each Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate;

          (d) within thirty (30) Business Days after receipt by any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate of each actuarial report for any Benefit Plan or Multiemployer Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate and each annual report for any such Multiemployer Plan, copies of each such report;

          (e) within three (3) Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate and all communications received by any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate with respect to such request;

          (f) within ten (10) Business Days upon the occurrence thereof, notification of any increase in the benefits of any existing Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate or the establishment of any new Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate or the commencement of contributions to any Benefit Plan to which any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate was not previously contributing;

          (g) within three (3) Business Days after receipt by any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

          (h) within ten (10) Business Days after receipt by any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate of any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate under Section 401(a)
                                                                -------------
     of the Internal Revenue Code, copies of each such letter;

          (i) within ten (10) Business Days after receipt by any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate of a notice regarding the imposition of withdrawal liability, copies of each such notice;

          (j) within ten (10) Business Days after any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate fail to make a required installment or any other required payment under Section 412 of the Internal
                                                     -----------
     Revenue Code on or before the due date for such installment or payment, a notification of such failure;

          (k) within three (3) Business Days after any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate know (a) a Multiemployer Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate intends to terminate any such Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of
                                                                 ------------
     ERISA to terminate a Multiemployer Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate, a written statement setting forth any such event or information; and

          (l) within three (3) Business Days after any Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate know that an ERISA Affiliate (excluding for purposes hereof any ERISA Affiliate which is a Controlled ERISA Affiliate) has incurred or to the best knowledge of such Borrower and its Subsidiaries, could reasonably be expected to incur, any liability under ERISA, the Internal Revenue Code, or any other law applicable to Benefit Plans that has had or could reasonably be expected to have a Material Adverse Effect, a statement of the chief financial officer of the Company describing such transaction and the action which the Borrowers or other such entities have taken, are taking or propose to take with respect thereto.

     For purposes of this Section 7.4, any Borrower, any Subsidiary of any
                          -----------
Borrower and any Controlled ERISA Affiliate shall be deemed to know all facts known by the administrator of any Benefit Plan of which such entity is the plan sponsor.

     The Borrowers will establish, maintain and operate all Benefit Plans of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate to comply in all material respects with the provisions of ERISA, the Internal Revenue Code, and all other applicable laws, and the regulations and interpretations thereunder other than to the extent that the Borrowers are in good faith contesting by appropriate proceedings the validity or implication of any such provision, law, rule, regulation or interpretation.

     7.5  Proceedings or Adverse Changes.
          -------------------------------

     The Borrowers will as soon as practicable, and in any event within thirty
(30) Business Days after any Borrower learns of the following, give written notice to the Agent of (i) any proceeding(s) being instituted or threatened in writing to be instituted by or against any Borrower or any of its Subsidiaries in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) and (ii) any claims filed with respect to the Borrowers under PACA, which, in either case, has or could reasonably be expected to have a Material Adverse Effect. The Borrowers will as soon as possible, and in any event within five (5) Business Days after any Borrower learns of the following, give written notice to the Agent of any Material Adverse Change. Provision of any such notice by the Borrowers will not constitute a waiver or excuse of any Default or Event of Default occurring as a result of such changes or events.

     7.6  Environmental Matters.
          ----------------------

     Each Borrower will conduct its business and the businesses of each of the Subsidiaries so as to comply in all material respects with all environmental laws, regulations, directions and ordinances in all jurisdictions in which any of them is or may at any time be doing business including, without limitation, environmental land use, occupational safety or health laws, regulations, directions, ordinances, requirements or permits in all jurisdictions in which any of them is or may at any time be doing business, except to the extent that any Borrower or any of its Subsidiaries are contesting, in good faith by appropriate legal proceedings, any such law, regulation, direction, ordinance or interpretation thereof or application thereof; provided, further, that each
                                               --------  -------
Borrower and each of the Subsidiaries will comply with the order of any court or other governmental body of the applicable jurisdiction relating to such laws unless such Borrower or the Subsidiaries shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review. If any Borrower or any of its Subsidiaries shall (a) receive notice that any violation of any federal, state or local environmental law, regulation, direction or ordinance may have been committed or is about to be committed by such Borrower or any of its Subsidiaries except where such violation could not reasonably be expected to have a Material Adverse Effect,
(b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against such Borrower or any of its Subsidiaries alleging violations of any federal, state or local environmental law, regulation, direction or ordinance requiring such Borrower or any of its Subsidiaries to take any action in connection with the release of toxic or hazardous substances into the environment where the cost of taking any such action is reasonably likely to exceed $250,000 or (c) receive any notice from a federal, state, or local governmental agency or private party alleging that such Borrower or any of its Subsidiaries may be liable or responsible for costs associated with a response to or cleanup of a release of a toxic or hazardous substance into the environment or any damages caused thereby except where such liability could not reasonably be expected to have a Material Adverse Effect, the Borrowers will provide the Agent with a copy of such notice within forty-five (45) days after the receipt thereof by the applicable Borrower or any of its Subsidiaries. Within forty-five (45) days after any Borrower learns of the enactment or promulgation of any federal, state or local environmental law, regulation, direction, ordinance, criteria or guideline which could reasonably have a Material Adverse Effect, such Borrower will provide the Agent with notice thereof. Each Borrower will promptly take all actions necessary to prevent the imposition of any Liens on any of its properties arising out of or related to any environmental matters. At the time that the Agent learns of any environmental condition or occurrence at any property of the Borrowers, which environmental condition or occurrence has or could reasonably be expected to have a Material Adverse Effect, the Agent may request, and at the sole cost and expense of the Borrowers, the Borrowers will retain, an environmental consulting firm, satisfactory to the Agent in its commercially reasonable judgment, to conduct an environmental review and audit of such affected property and promptly provide to the Agent and each Lender a copy of any reports delivered in connection therewith.

     7.7  Books and Records; Inspection.
          ------------------------------

     Each Borrower will, and will cause each of its Subsidiaries to, maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice. Each Borrower agrees that the Agent or its agents may enter upon the premises of each Borrower or any of its Subsidiaries at any time and from time to time, during normal business hours, and at any time at all on and after the occurrence of an Event of Default which continues beyond the expiration of any grace or cure period applicable thereto, and which has not otherwise been waived by the Agent, for the purpose of (a) enabling the Agent's internal auditors to conduct quarterly field examinations at such Borrower's expense (such expense to include a per diem of $650.00 per person and out-of-pocket expenses), (b) inspecting the Collateral, (c) inspecting and/or copying (at Borrowers' expense) any and all records pertaining thereto, (d) discussing the affairs, finances and business of any Borrower with any officers and employees of any Borrower, (e) discussing the affairs, finances and business of any Borrower with the Independent Accountant, but only so long as the Agent has provided prior notice to the Company and the discussions withthe Independent Accountant are reasonable in scope and frequency and (f) verifying Eligible Accounts Receivable and/or Eligible Inventory. The Lenders, in the reasonable discretion of the Agent, may accompany the Agent at their sole expense in connection with the foregoing inspections. Each Borrower agrees to afford the Agent thirty (30) days prior written notice of any change in the location of any Collateral (other than Inventory held for shipment by third Persons, Inventory in transit, Inventory held for processing by third Persons or immaterial quantities of assets, equipment or Inventory) or in the location of its chief executive office or place of business from the locations specified in Schedule 6.7, and to
                                                     ------------
execute in advance of such change, cause to be filed and/or delivered to the Agent any financing statements or other documents required by the Agent, all in form and substance satisfactory to the Agent. Each Borrower agrees to furnish any Lender with such other information regarding its business affairs and financial condition as such Lender may reasonably request from time to time.

     7.8  Collateral Records.
          -------------------

     Each Borrower will, and will cause each of the Subsidiaries to, execute and deliver to the Agent, from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Agent may reasonably require, including without limitation those described in Section 7.1 of this Credit Agreement, designating, identifying or describing
   -----------
the Collateral pledged to the Lenders hereunder. Each Borrower's or any Subsidiary's failure, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Lenders' security interests in the Collateral. Such Borrower agrees to maintain such books and records regarding Accounts and the other Collateral as the Agent may reasonably require, and agrees that such books and records will reflect the Lenders' interest in the Accounts and such other Collateral.

     7.9  Security Interests.
          -------------------

     Each Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. Each Borrower agrees to comply with the requirements of all state and federal laws in order to grant to the Lenders valid and perfected first security interest in the Collateral subject only to Permitted Liens. The Agent is hereby authorized by each Borrower to file any financing statements covering the Collateral whether or not any Borrower's signature appears thereon. Each Borrower agrees to do whatever the Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, fixture filings and amendments, renewals and continuations thereof; cooperating with the Agent's custodians; keeping stock records; obtaining waivers from landlords and mortgagees and from warehousemen, fillers, processors and packers and their respective landlords and mortgagees; paying claims, which might if unpaid, become a Lien (other than a Permitted Lien) on the Collateral; assigning its rights to the payment of Accounts pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sections. 3727 et. seq.) (the failure of which to so assign will permit the Agent to exclude such accounts from the Borrowing Base); and performing such further acts as the Agent may reasonably require in order to effect the purposes of this Credit Agreement and the other Credit Documents. Any and all fees, costs and expenses of whatever kind and nature (including any Taxes, reasonable attorneys' fees or costs for insurance of any kind), which the Agent may incur with respect to the Collateral or the Obligations: in filing public notices; in preparing or filing documents; making title examinations or rendering opinions; in protecting, maintaining, or preserving the Collateral or its interest therein; in enforcing or foreclosing the Liens hereunder, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or proceedings arising out of or relating to its transactions with any Borrower or any of its Subsidiaries under this Credit Agreement or any other Credit Document, will be borne and paid by the Borrowers. If same are not promptly paid by the Borrowers, the Agent may pay same on the Borrowers' behalf, and the amount thereof shall be an Obligation secured hereby and due to the Agent on demand.

     7.10 Insurance; Collateral Loss.
          ---------------------------

     Each Borrower will, and will cause each of the Subsidiaries to, maintain third party liability insurance and replacement value property insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are consistent with industry practices. All policies covering the Collateral are to name the Borrowers and the Agent as additional insureds on liability policies and loss payees in case of Property loss, as their interests may appear, and are to contain such other provisions as the Agent may reasonably require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies. True copies of all original insurance policies or certificates of insurance evidencing such insurance covering the Collateral are to be delivered to the Agent on or prior to the Closing Date, premium prepaid, with the loss payable endorsement in the Agent's favor, and shall provide for not less than ten (10) days prior written notice to the Agent, of the exercise of any right of cancellation. In the event any Borrower or any of its Subsidiaries fail to respond in a timely and appropriate manner with respect to collecting under any insurance policies required to be maintained under this Section 7.10, the Agent shall have the
                                     ------------
right, in the name of the Agent, any Borrower or any Subsidiary, to file claims under such insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. Each Borrower will provide written notice to the Lenders of the occurrence of any of the following events within five (5) Business Days after the occurrence of such event: any asset or property owned or used by any Borrower or any of its Subsidiaries constituting Collateral or on which Collateral is located is (i) materially damaged or destroyed, or suffers any other loss or (ii) is condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such asset or property for the purpose to which such asset or property were used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise, and in either case the amount of the damage, destruction, loss or diminution in value of the Collateral is in excess of $2,000,000 (any such damage, destruction, loss or diminution in value of the Collateral is referred to herein as a "Collateral Loss"). Each Borrower will diligently file and prosecute its claim or claims for any award or payment in connection with a Collateral Loss. In the event of a Collateral Loss, the Borrowers will pay to the Agent, promptly upon receipt thereof, any and all insurance proceeds and payments received by any Borrower or any of its Subsidiaries on account of damage, destruction or loss of all or any portion of the Collateral. The Agent may, at its election and in its sole discretion, upon consultation with the Lenders, either (a) apply the proceeds realized from Collateral Losses to payment of accrued and unpaid interest or outstanding principal of the Term Loans or the Revolving Loans, as set forth in
Section 2.3(b) or (b) pay such proceeds to the Borrowers to be used to repair, replace or rebuild the asset or property or portion thereof that was the subject of the Collateral Loss. After the occurrence and during the continuance of an Event of Default, (i) no settlement on account of any such Collateral Loss shall be made without the consent of the Lenders and (ii) the Agent may participate in any such proceedings and the Borrowers will deliver to the Agent such documents as may be requested by the Agent to permit such participation and will consult with the Agent, its attorneys and agents in the making and prosecution of such claim or claims. Each Borrower hereby irrevocably authorizes and appoints the Agent its attorney-in-fact, after the occurrence and continuance of an Event of Default, to collect and receive for any such award or payment and to file and prosecute such claim or claims, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest, and each Borrower shall, upon demand of the Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Agent for the benefit of the Lenders, free and clear of any encumbrances of any kind or nature whatsoever.

     7.11 Taxes.
          ------

     Each Borrower will, and will cause each of the Subsidiaries to, pay, when due and in any event prior to delinquency, all Taxes lawfully levied or assessed against any Borrower, any Subsidiary or any of the Collateral; provided,
                                                               --------
however, that unless such Taxes have become a federal tax or ERISA Lien on any
-------
of the assets of any Borrower or any Subsidiary, no such Tax need be paid if the same is being contested in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with GAAP.

     7.12 Compliance With Laws.
          --------------------

     Each Borrower will, and will cause each of the Subsidiaries to, comply with all acts, rules, regulations, orders, and ordinances of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof, or to the operation of its business, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     7.13 Use of Proceeds.
          ---------------

     Subject to the terms and conditions hereof, (i) the proceeds of any Revolving Loans made hereunder shall be used by the Borrowers solely for the refinancing of existing Indebtedness, working capital, letters of credit, Permitted Acquisitions, the CBII $28.4 Million Distribution, related fees and expenses and for other general corporate purposes and (ii) the proceeds of any Term Loans made hereunder shall be used by the Borrowers solely for the payment of the CBII $50 Million Distribution, Permitted Acquisitions, capital expenditures, and for other general corporate purposes; provided, however, that
                                                        --------  -------
in any event, no portion of the proceeds of any such advances shall be used by the Borrowers for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for any other purpose which violates the provisions or Regulation T, U or X of said Board of Governors or for any other purpose in violation of any applicable statute or regulation, or of the terms and conditions of this Credit Agreement.

     7.14 Fiscal Year.
          -----------

     Each Borrower agrees that it will give the Agent at least forty-five (45) days' prior written notice of any change in its fiscal year from a year ending March 31.

     7.15 Notification of Certain Events.
          ------------------------------

     Each Borrower agrees that it will promptly notify the Agent of the occurrence of any of the following events:

          (a) any Material Contract of any Borrower or any of its Subsidiaries is terminated or amended in any material adverse respect or any new Material Contract is entered into (in which event each Borrower shall provide the Agent with a copy of such Material Contract); or

          (b) any of the terms upon which suppliers to any Borrower or any of its Subsidiaries do business with any Borrower or any Subsidiary are changed or amended in any respect which has or could reasonably be expected to have a Material Adverse Effect; or

          (c) any order, judgment or decree in excess of $2,500,000 shall have been entered against any Borrower or any of its Subsidiaries or any of their respective properties or assets, or

          (d) any written notification of violation of any law or regulation or any inquiry with respect thereto shall have been received by any Borrower or any of its Subsidiaries from any local, state, federal or foreign Governmental Authority or agency which violation could reasonably be expected to have a Material Adverse Effect.

     7.16 Additional Borrowers.
          --------------------

     Upon any Person becoming a direct or indirect U.S. Subsidiary of the Company, the Borrowers will provide the Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit K hereto, (b) cause such Person to pledge
                               ---------
all of its assets of the type included in the Collateral to the Agent pursuant to a security agreement in substantially the form of the Security Agreement and otherwise in a form acceptable to the Agent, (c) cause such Person to execute Term Loan Notes and Revolving Notes in favor of the Lenders and (d) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, Acknowledgment Agreements, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

     7.17 Schedules of Accounts and Purchase Orders.
          ------------------------------------------

     In furtherance of the continuing assignment and security interest in the Accounts of each Borrower granted pursuant to the Security Agreement, upon the creation of Accounts, each Borrower will execute and deliver to the Agent in such form and manner as the Agent may require, solely for its convenience in maintaining records of collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Agent may require. In addition, upon the Agent's reasonable request, each Borrower will provide the Agent with copies of agreements with, or purchase orders from, the customers of each Borrower and its Subsidiaries, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other collateral as the Agent may require. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. Each Borrower hereby authorizes the Agent to regard such Borrower's or any Subsidiary's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Borrower's or such Subsidiary's authorized officers or agents.

     7.18 Collection of Accounts.
          -----------------------

     (a) Unless Availability shall fall below $25,000,000 and subject to Section
                                                                         -------
7.18(b) below, each Borrower shall have the right to collect and receive all
------
amounts owing on the Accounts and the other Collateral; such privilege shall terminate automatically, however, without notice to the Borrowers which is hereby expressly waived by the Borrowers, if Availability shall fall below $25,000,000 and from and after such time, the Agent shall be entitled to collect and receive all amounts owing on the Accounts and all other amounts for the Lenders' benefit and on the Lenders' behalf (but at the Borrowers' expense) pursuant to cash management arrangements satisfactory to the Agent. Notwithstanding the foregoing, if after the institution of any such cash management arrangements Availability shall equal or exceed $25,000,000 at all times for two (2) consecutive fiscal quarters, then such cash management arrangements imposed by the Agent shall terminate and the Borrowers shall be entitled to resume the collection and receipt of all amounts owing on the Accounts and the other Collateral, subject to the maintenance of such level of Availability in accordance with the immediately preceding sentence.

     (b) Unless an Event of Default shall have occurred and be continuing and subject to Section 7.18(a) above, each Borrower may and will enforce, collect
           ---------------
and receive all amounts owing on the Accounts, for the Lenders' benefit and on the Lenders' behalf (but at the Borrowers' expense); such privilege shall terminate automatically, however, without notice to the Borrowers which is hereby expressly waived by the Borrowers, upon the occurrence of any Event of Default which continues beyond the expiration of any applicable grace or cure period, or which has not otherwise been waived by the Required Lenders and from and after such time, the Agent shall be entitled to enforce, collect and receive all amounts owing on the Accounts and all other amounts for the Lenders' benefit and on the Lenders' behalf (but at the Borrowers' expense) pursuant to cash management arrangements satisfactory to the Agent and in accordance with the Security Agreement.

     (c) Any checks, cash, notes or other instruments or property received by any Borrower or any of its Subsidiaries with respect to any Accounts shall be held by such Borrower or such Subsidiary in trust for the benefit of the Lenders, separate from such Borrower's or Subsidiary's own property and funds, and immediately turned over to the Agent or deposited in lockbox accounts under the dominion and control of the Agent, with proper assignments or endorsements. No checks, drafts or other instruments received by the Agent shall constitute final payment unless and until such instruments have actually been collected. The Agent on behalf of the Lenders shall have sole dominion and control over the bank accounts of the Borrowers subject to the limited rights of deposit and withdrawal granted to the Borrowers pursuant to the lockbox letters delivered to the lockbox banks.

     7.19 Notice; Credit Memoranda; and Returned Goods.
          ---------------------------------------------

     Each Borrower will notify the Agent promptly of any matters materially affecting the value, enforceability or collectibility of any Account, and of all material customer disputes, offsets, defenses, counterclaims, returns and rejections, and all reclaimed or repossessed merchandise or goods, provided,
                                                                   --------
however, that such notice shall only be required as to any such matter that
-------
affects Accounts outstanding at any one time from any account debtor, which affected Accounts have a value greater than $500,000. Each Borrower will issue credit memoranda promptly (with duplicates to the Agent upon its request for same) upon accepting returns or granting allowances, and may continue to do so until the occurrence of an Event of Default which continues beyond the expiration of the applicable grace or cure period, or which has not otherwise been waived by the Required Lenders. After the occurrence and during the continuance of an Event of Default, each Borrower agrees that all returned, reclaimed or repossessed merchandise or goods shall be set aside by such Borrower, marked with the Lenders' name and held by such Borrower for the Lenders' account as owner and assignee.

     7.20 Acknowledgment Agreements.
          -------------------------

     Each Borrower will assist the Agent in obtaining executed Acknowledgment Agreements from each of the warehousemen, processors, packers, fillers, landlords and mortgagees with whom such Borrower conducts business from time to time. The Borrowers shall use reasonable commercial best efforts to obtain executed Acknowledgment Agreements for their leased Inventory locations aggregating at least 90% of all of the Borrowers' Inventory located at all such leased Inventory locations by December 31, 1999.

     7.21 Trademarks.
          ----------

     Each Borrower will do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of trademarks, service marks and other marks, trade names or other trade rights which registrations are of value to the Company and continue to be used by the Company.

     7.22 Maintenance of Property.
          -----------------------

     Each Borrower will, and will cause each of the Subsidiaries to, keep all property necessary to its respective business in good working order and condition (ordinary wear and tear excepted) in accordance with their past operating practices and not to commit or suffer any waste with respect to any of its properties, except for properties which either individually or in the aggregate are not material.

     7.23 Interest Rate Protection.
          ------------------------

     The Borrowers may enter into Hedging Agreements, in form and substance reasonably acceptable to the Agent, with one or more Lenders or other financial institutions reasonably acceptable to the Agent; such Hedging Agreements shall be deemed to be in form and substance reasonably acceptable to the Agent, unless the Agent shall determine that any such proposed Hedging Agreement is inconsistent with market practices.

     7.24 Revisions or Updates to Schedules.
          ----------------------------------

     If any of the information or disclosures provided on any of Schedules 6.7,
                                                                 -------------
6.8, 6.9, 6.15, 6.18 or 6.29, originally attached hereto become outdated or
----------------------------
incorrect in any material respect, the Borrowers shall deliver to the Agent and the Lenders as part of the compliance certificate required pursuant to Section
                                                                       -------
7.1(d) (or earlier if the Borrowers so elect) such revision or updates to such
-----
Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s) which revisions shall be effective from the date accepted in writing by the Agent, such acceptance not to be unreasonably withheld or delayed; provided, that no such revisions or updates to any such Schedule(s) shall be
--------
deemed to have cured any breach of warranty or misrepresentation occurring prior to the delivery of such revision or update by reason of the inaccuracy or incompleteness of any such Schedule(s) at the time such warranty or representation previously was made or deemed to be made.

     7.25 Year 2000 Compliance.
          ---------------------

     The Borrowers shall take all commercially reasonable action necessary to permit the Borrowers' computer based systems to effectively process data including dates on and after January 1, 2000. At the request of the Agent, the Borrowers shall provide the Lenders with information reasonably acceptable to the Agent concerning the Borrowers' efforts to become Year 2000 Compliant.

     7.26 Compliance with PACA.
          --------------------

     Unless the failure to do so would not have a Material Adverse Effect, each of the Borrowers shall:

          (a) Comply with all applicable provisions of PACA, including, without limitation, those governing trust formation and prompt repayment.

          (b) Maintain written records pertaining to perishable agricultural commodities and by-products in its possession to which a constructive trust under PACA is applicable.

All terms used in this Section 7.26 and defined in PACA shall have the meanings
                       ------------
ascribed to such terms therein.

     7.27 Covenants Relating to Food Security Act.
          ---------------------------------------

     Unless the failure to do so would not have a Material Adverse Effect, each Borrower shall:

          (a) Promptly provide the Agent with a copy of any notice received by such Borrower with respect to a security interest created by a seller of farm products.

          (b) With respect to any farm products produced in a state with a central filing system, register with the secretary of state of such state prior to the purchase of such farm products.

All terms used in this Section 7.27 and defined in the Food Security Act shall
                       ------------
have the meanings ascribed to such terms therein.

     7.28 Payment for Perishable Goods.

     (a) Each Borrower shall pay, not later than one Business Day prior to the date required for payment therein, any outstanding invoices for perishable agricultural commodities purchased from any vendor other than an Affiliate; provided, however, that in the event that any such invoice requires payment upon
--------  -------
delivery, payment shall be made on such date of delivery, provided, further,
                                                          --------  -------
however that any such invoices may be paid at a later date up to thirty (30) days after delivery of such commodities so long as such Borrower has provided evidence satisfactory to the Agent of prior course of dealing with any existing or current vendor and for all vendors carried out in accordance with standard industry practices or such Borrower has obtained a waiver of the vendors' rights under PACA.

     (b) Each Borrower shall pay, in the event that written notification other than on an invoice is received from any vendor of perishable agricultural commodities of its intent to enforce its rights under PACA, or to establish a federal statutory lien or trust under the Food Security Act, the related invoice within one Business Day of receipt and promptly notify the Agent of such receipt; provided, however, that such invoice may remain unpaid if, and only so
         --------  -------
long as, (i) appropriate legal or administrative action has been commenced and is being diligently pursued or defended by such Borrower, (ii) the ability of the vendor to pursue any rights or enforce any liens or trusts provided under PACA has been stayed or otherwise legally prohibited during the pendency of such action and (iii) the Agent shall have established a reserve against the Revolving Credit Borrowing Base in an amount at least equal to the amount claimed to be due by such vendor under the relevant invoice.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS
                               -------------------

     Until termination of this Credit Agreement and the Commitments hereunder and payment and satisfaction of all Obligations due or to become due hereunder, each Borrower agrees that, unless the Required Lenders shall have otherwise consented in writing:

     8.1  Leverage Ratio.
          ---------------

         The Borrowers shall, commencing with the fiscal quarter ending December 31, 1999 and ending September 30, 2001, maintain a Leverage Ratio of no greater than (i) 4.00 to 1.0 for the first fiscal quarter of each fiscal year, (ii) 5.25 to 1.0 for the second and third fiscal quarters of each fiscal year and (iii)
4.00 to 1.0 for the fourth fiscal quarter of each fiscal year. The Borrowers shall, commencing with the fiscal quarter ending December 31, 2001, maintain a Leverage Ratio of no greater than (i) 4.00 to 1.0 for the first and second fiscal quarters of each fiscal year and (ii) 5.25 to 1.0 for the third and fourth fiscal quarters of each fiscal year.

     8.2  Minimum Consolidated Tangible Net Worth.
          ----------------------------------------

     The Borrowers shall at all times maintain Consolidated Tangible Net Worth of not less than 80% of Consolidated Tangible Net Worth as of August 31, 1999; provided, however, that such required amount shall be reduced by (a) the amount
--------  -------
of the CBII $50 Million Distribution so long as such distribution is made within one year of the Closing Date and (b) the amount of the CBII $28.4 Million Distribution.

     8.3  Capital Expenditures.
          --------------------

     The Borrowers shall not make Consolidated Capital Expenditures in excess of $25,000,000 during any fiscal year (computed on a non-cumulative basis); provided, however, that (a) the amount expended in any fiscal year for any
--------  -------
Permitted Acquisition shall not reduce the Capital Expenditure limit for such fiscal year and (b) the proceeds of any property loss under any insurance policy applied to replace or rebuild any such affected property shall not be included in the calculation of Consolidated Capital Expenditures for the purpose of determining compliance with this Section 8.3. The Borrowers shall not make Consolidated Capital Expenditures in excess of $25,000,000 during the twelve month period ending March 31, 2002.

                                   ARTICLE IX

                               NEGATIVE COVENANTS
                               ------------------

     Until termination of the Credit Agreement and the Commitments hereunder and payment and satisfaction of all Obligations due or to become due hereunder, each Borrower agrees that, unless the Required Lenders shall have otherwise consented in writing, it will not, and will not permit any of the Subsidiaries to:

     9.1  Restrictions on Liens.
          ---------------------

     Mortgage, assign, pledge or otherwise permit any Lien (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of its assets or properties, whether real, personal or mixed, whether now owned or hereafter acquired, except for Permitted Liens.

     9.2  Restrictions on Additional Indebtedness.
          ---------------------------------------

     Incur or create any Indebtedness other than Permitted Indebtedness.

     9.3  Restrictions on Sale of Assets.
          ------------------------------

     Sell, lease, assign, transfer or otherwise dispose of any assets (including the Capital Stock of any Subsidiary of the Company) other than (a) sales of Inventory in the ordinary course of business, (b) sale-leaseback transactions permitted by Section 9.13, (c) sales or other dispositions in the ordinary
             ------------
course of business of assets or properties that are obsolete or that are no longer used or useful in the conduct of such Borrower's or Subsidiary's business, (d) sales of property listed on Schedule 1.1F and (e) sales in the
                                          -------------
ordinary course of business of assets or properties (other than Inventory) used in such Borrower's or Subsidiary's business that are worn out or in need of replacement and that are replaced with assets of reasonably equivalent value or utility.

     9.4  No Corporate Changes.
          --------------------

     (a) Merge or consolidate with any Person, provided, however, that the
                                               --------  -------
Company and its Subsidiaries may merge or consolidate with and into each other (so long as if such merger or consolidation involves the Company, the Company is the surviving entity) and the Company may engage in Permitted Acquisitions or
(b) alter or modify any Borrower's or any Subsidiary's Articles or Certificate of Incorporation or other equivalent organizational document or form of organization (other than in connection with an Equity Issuance permitted hereunder) or (c) alter or modify any legal names, mailing addresses, principal places of business, structure, status or existence unless the same shall have been notified to the Agent in writing at least ten (10) Business Days prior to such alteration or modification or (d) enter into or engage in any business, operation or activity materially different from that presently being conducted by the Borrowers.

     9.5  No Guarantees.
          --------------

     Assume, guarantee, endorse, or otherwise become liable upon the obligations of any other Person, including, without limitation, any Subsidiary or Affiliate of any Borrower, except (a) by the endorsement of negotiable instruments in the ordinary course of business, (b) by the giving of indemnities in connection with the sale of Inventory or other asset dispositions permitted hereunder and (c) in connection with the incurrence of Permitted Indebtedness.

     9.6  No Restricted Payments.
          ----------------------

     Make a Restricted Payment, other than (a) the payment of dividends from any Subsidiary to any Borrower, (b) the making of the CBII Distributions, (c) cash dividends, distributions or payments to make tax sharing payments in accordance with the CBII tax sharing arrangements as described in Schedule 9.6 hereto, (d)
                                                       ------------
cash dividends, distributions or payments for corporate overhead allocated to the Company and its Subsidiaries in the ordinary course of business and (e) other cash dividends and distributions to be paid with respect to any fiscal quarter of the Company on or after the related Calculation Date so long as the Fixed Charge Coverage Ratio calculated for such quarter is at least 1.0 to 1.0 (after giving effect to the dividends and/or distributions to be paid for such quarter pursuant to this clause (e)) and no Event of Default shall exist immediately prior to or after the making of such dividends and/or distributions.

     9.7  No Investments.
          ---------------

     Make any Investment other than Permitted Investments.

     9.8  No Affiliate Transactions.
          --------------------------

     Enter into any transaction with, including, without limitation, the purchase, sale or exchange of property or the rendering of any service to any Subsidiary or Affiliate of any Borrower except (a) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms no less favorable to such Borrower than could be obtained in a comparable arm's-length transaction with an unaffiliated Person and (b) as permitted under Section 9.6.
                           ------------

     9.9  No Prohibited Transactions Under ERISA.
          ---------------------------------------

          (a) Engage, or permit any Controlled ERISA Affiliate to engage, in any prohibited transaction which could result in a civil penalty or excise tax described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

          (b) permit to exist with respect to any Benefit Plan of the Borrowers, their Subsidiaries or any Controlled ERISA Affiliate any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the
                                       ------------              ---
     Internal Revenue Code), whether or not waived;

          (c) fail, or permit any Controlled ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

          (d) terminate, or permit any Controlled ERISA Affiliate to terminate, any Benefit Plan where such event would result in any material liability of the Borrower, any Subsidiary of any Borrower or any Controlled ERISA Affiliate under Title IV of ERISA;

          (e) fail, or permit any Controlled ERISA Affiliate to fail to make any required contribution or payment to any Multiemployer Plan;

          (f) fail, or permit any Controlled ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the
                                                              -----------
     Internal Revenue Code on or before the due date for such installment or other payment;

          (g) amend, or permit any Controlled ERISA Affiliate to amend, a Benefit Plan resulting in an increase in current liability for the plan year such that either of the Borrowers, any Subsidiary of any Borrower or any Controlled ERISA Affiliate is required to provide security to such Benefit Plan under Section 401(a)(29) of the Internal Revenue Code;
                        ------------------

          (h) withdraw, or permit any Controlled ERISA Affiliate to withdraw, from any Multiemployer Plan where such withdrawal may result in any material liability of any such entity under Title IV of ERISA; or

          (i) allow any representation made in Section 6.15 to be untrue at any
                                               ------------
     time during the term of this Agreement.

     9.10 No Additional Bank Accounts.
          ---------------------------

     Open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the accounts set forth on Schedule 9.10 hereto and, after the Closing Date, such other accounts
         -------------
so long as each such account (other than payroll and petty cash accounts maintained as zero balance accounts and other similar bank accounts with limited or no activity and balances not exceeding $10,000) is subject to a tri-party lockbox or other blocked account agreement satisfactory to the Agent. All such checking, savings or other accounts of the Borrowers shall be under the sole dominion and control of the Agent in accordance with the Security Agreement. All payroll and petty cash accounts shall be maintained as zero balance accounts.

     9.11 Amendments of Material Contracts.
          --------------------------------

     Without the prior written consent of the Agent, amend, modify, cancel or terminate or permit the amendment, modification, cancellation or termination of any of the Material Contracts if such amendment, modification, cancellation or termination has or could reasonably be expected to have a Material Adverse Effect.

     9.12 Additional Negative Pledges.
          ---------------------------

     (a) Create or otherwise cause to exist or become effective, or permit any of the Subsidiaries to create or otherwise cause to exist or become effective, directly or indirectly, (i) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent and the Lenders) on the creation or existence of any Lien upon the assets of any Borrower or the Subsidiaries, other than Permitted Liens or (ii) any Contractual Obligation which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default, or

     (b) Suffer to exist or permit any of the Subsidiaries to suffer to exist, directly or indirectly, (i) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Agent and the Lenders) on the creation or existence of any Lien upon the assets of any Borrower or the Subsidiaries, other than Permitted Liens or (ii) any Contractual Obligation which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default, which prohibition, restriction or Contractual Obligation is more restrictive than those in effect on the Closing Date.

     9.13 Sale and Leaseback.
          -------------------

     Enter into any arrangement, directly or indirectly, whereby the Company or any Subsidiary shall sell or transfer any property owned by it to a Person (other than the Company or any Subsidiary) in order then or thereafter to lease such property or lease other property which the Company or any Subsidiary intends to use for substantially the same purpose as the property being sold or transferred. Notwithstanding the foregoing provisions of this Section 9.13, the
                                                              ------------
Company may sell or transfer any property owned by it as described in the preceding sentence provided that the aggregate current market value of all assets so sold or transferred (in each case determined at the time of such sale or transfer) shall not at any time exceed $2,500,000.

     9.14 Licenses, Etc.
          --------------

     Enter into licenses of, or otherwise restrict the use of, any patents, trademarks or copyrights which would prevent the Company or any Subsidiary from selling, transferring, encumbering or otherwise disposing of any such patent, trademark or copyright.

     9.15 Limitations.
          ------------

     Create, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock, (b) pay any Indebtedness owed to the Borrowers, (c) make loans or advances to any other Borrower or (d) transfer any of its property to any other Borrower, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest, (ii) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of a Borrower; provided that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such Person becoming a Subsidiary of a Borrower and was not entered into in contemplation of such Person becoming a Subsidiary of a Borrower and (iii) this Credit Agreement and the other Credit Documents.

     9.16 Operating Lease Obligations.
          ----------------------------

     Enter into or permit any Subsidiary to enter into, assume or permit to exist any obligations for the payment of rent under operating leases which in the aggregate for all such Persons would exceed $10,000,000 in any fiscal year or enter into, or permit any Subsidiary to enter into, assume or permit to exist any obligations for the payments of rent under operating leases which in the aggregate for all such Persons would exceed $10,000,000 in the twelve month period ending March 31, 2002.

     9.17 Issuance of Stock.
          ------------------

     Sell or issue or permit any Subsidiary to sell or issue stock having a preference over the common stock of any such Person.

                                    ARTICLE X

                                     POWERS
                                     ------

     10.1 Appointment as Attorney-in-Fact.
          --------------------------------

     Each Borrower hereby irrevocably authorizes and appoints the Agent, or any Person or agent the Agent may designate, as such Borrower's attorney-in-fact, at the Borrowers' cost and expense, to exercise, subject to the limitations set forth in Section 10.2, all of the following powers, which being coupled with an
         ------------
interest, shall be irrevocable until all of the Obligations to the Lenders have been paid and satisfied in full and all of the Commitments have been terminated:

          (a) To receive, take, endorse, sign, assign and deliver, all in the name of the Agent, the Lenders or such Borrower, as the case may be, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

          (b) To receive, open and dispose of all mail addressed to such Borrower and to notify postal authorities to change the address for delivery thereof to such address as the Agent may designate;

          (c) To request at any time from customers indebted on Accounts, in the name of such Borrower or a third party designee of the Agent, information concerning the Accounts and the amounts owing thereon;

          (d) To give customers indebted on Accounts notice of the Lenders' interest therein, and/or to instruct such customers to make payment directly to the Agent for such Borrower's account;

          (e) To take or bring, in the name of the Agent, the Lenders or such Borrower, all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to enforce or effect collection of the Accounts; and

          (f) To file, record and register any or all of the Lenders' security interest in intellectual property of the Borrowers with the United States Patent and Trademark Office.

     10.2 Limitation on Exercise of Power.
          --------------------------------

     Notwithstanding anything hereinabove to the contrary, the powers set forth in subparagraphs (b), (d) and (e) above may only be exercised by the Agent on and after the occurrence of an Event of Default which has not otherwise been waived by the Agent. The powers set forth in subparagraphs (a), (c) and (f) above may be exercised by the Agent at any time.

                                   ARTICLE XI

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

     11.1 Events of Default.
          ------------------

     The occurrence of any of the following events shall constitute an "Event of
                                                                        ----- --
Default" hereunder:
-------

          (a) failure of any Borrower to pay (i) any interest or Fees hereunder within one (1) Business Day of when due hereunder, in each case whether at stated maturity, by acceleration, or otherwise, (ii) any principal of the Loans or the Letter of Credit Obligations hereunder within one (1) Business Day of when due hereunder, whether at stated maturity, by acceleration or otherwise or (iii) any expenses hereunder within thirty (30) days after receipt by the Borrowers from the Agent or any applicable Lender of notice that such expenses are payable;

          (b) any representation or warranty of a Borrower, contained in this Credit Agreement, the other Credit Documents or any other agreement, document, instrument or certificate among any Borrower, the Agent and the Lenders or executed by any Borrower in favor of the Agent or the Lenders shall prove untrue in any material respect on or as of the date it was made or was deemed to have been made;

          (c) failure of any Borrower to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 7.1(j),
                                                               --------------
     Section 7.5, Article VIII or Article IX ;
     -----------  ------------    -----------

          (d) failure of any Borrower to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 7.7 and
                                                                ----------
     such failure is not cured within two (2) Business Days after such Borrower shall have received notice thereof from the Agent or any Lender;

          (e) failure to comply with any other covenant contained in this Credit Agreement, the other Credit Documents or any other agreement, document, instrument or certificate among any Borrower, the Agent and the Lenders or executed by any Borrower in favor of the Agent or the Lenders and, in the event such breach or failure to comply is capable of cure, such breach or failure to comply is not cured within thirty (30) days after the Borrower becomes aware of its occurrence;

          (f) except as permitted in Section 9.4, dissolution, liquidation,
                                     -----------
     winding up or cessation of the business of any Borrower or any Subsidiary, or the failure of any Borrower or any Subsidiary to meet its debts generally as they mature, or the calling of a meeting by any Borrower of any Borrower's or any Subsidiary's creditors for purposes of compromising any Borrower's or any Subsidiary's debts, or the admission by any Borrower of its inability to pay its debts as they become due;

          (g) the commencement by or against any Borrower or any Subsidiary of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings with respect to it under any federal or state law and, in the event any such proceeding is commenced against any Borrower or any Subsidiary, such proceeding is not dismissed within sixty (60) days;

          (h) the occurrence of a Change in Control;

          (i) the occurrence of a default or event of default (in each case which shall continue beyond the expiration of any applicable grace periods) under, or the occurrence of any event that results in or would permit the acceleration of the maturity of any note, agreement or instrument evidencing any other Indebtedness of any Borrower or any of its Subsidiaries and the aggregate principal amount of all such other Indebtedness with respect to which a default or an event of default has occurred, or the maturity of which is accelerated or permitted to be accelerated, exceeds $5,000,000.

          (j) any covenant, agreement or obligation of any Borrower contained in or evidenced by any of the Credit Documents shall cease to be enforceable in accordance with its terms, or any party (other than the Agent or the Lenders) to any Credit Document shall deny or disaffirm its obligations under any of the Credit Documents, or any Credit

     Document shall be canceled, terminated, revoked or rescinded without the express prior written consent of the Agent, or any action or proceeding shall have been commenced by any Person (other than the Agent or any Lender) seeking to cancel, revoke, rescind or disaffirm the obligations of any Borrower under any Credit Document, or any court or other Governmental Authority shall issue a judgment, order, decree or ruling to the effect that any of the obligations of any Borrower to any Credit Document are illegal, invalid or unenforceable;

          (k) [intentionally omitted];

          (l) one or more judgments or decrees shall be entered against one or more of the Borrowers or any Subsidiary in the amount of $2,500,000 or more in the aggregate (to the extent not paid or covered by insurance (i) provided by a carrier who has acknowledged coverage and has the ability to perform or (ii) as determined by the Agent in its reasonable discretion) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

          (m) any Termination Event with respect to a Benefit Plan shall have occurred and be continuing thirty (30) days after notice thereof shall have been given to the Company by the Agent or any Lender, and the current value of such Benefit Plan's benefits guaranteed under Title IV of ERISA as of the end of that thirty (30) day period exceeds the then current value of such Benefit Plan's assets allocable to such benefits by more than $2,500,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount).

     11.2 Acceleration.
          -------------

     After the occurrence and during the continuance of an Event of Default, and at any time thereafter, at the direction of the Required Lenders, the Agent shall, upon the written or telecopied request of the Required Lenders, and by delivery of written notice to the Borrowers from the Agent, take any or all of the following actions, without prejudice to the rights of the Agent, any Lender or the holder of any Note to enforce its claims against any Borrower: (a) declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 11.1(g) in which case all
                                     --------------
Commitments shall terminate and all Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Agent or any Lender, (b) immediately terminate this Credit Agreement and the Commitments hereunder; and (c) enforce any and all rights and interests created and existing under the Credit Documents or arising under applicable law, including, without limitation, all rights and remedies existing under the Security Documents and all rights of setoff. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

     In addition, upon demand by the Agent or the Required Lenders upon the occurrence of any Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (in accordance with the voting requirements of Section 14.10), the Borrowers shall deposit with the Agent for the benefit of the Lenders with respect to each Letter of Credit then outstanding, promptly upon such demand, cash or Cash Equivalents in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposit shall be held by the Agent for the benefit of the Issuing Bank and the other Lenders as security for, and to provide for the payment of, outstanding Letters of Credit.

                                   ARTICLE XII

                                   TERMINATION
                                   -----------

     Except as otherwise provided in Article XI of this Credit Agreement, the
                                     ----------
Commitments made hereunder shall terminate on the Maturity Date and all then outstanding Loans shall be immediately due and payable in full and all outstanding Letters of Credit shall immediately terminate. Unless sooner demanded, all Obligations shall become due and payable as of any termination hereunder or under Article XI and, pending a final accounting, the Agent may
                   ----------
withhold any balances in the Borrowers' Loan accounts, in an amount sufficient, in the Agent's sole discretion, to cover all of the Obligations, whether absolute or contingent, unless supplied with a satisfactory indemnity to cover all of such Obligations. All of the Agent's and the Lenders' rights, liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full.

                                  ARTICLE XIII

                                    THE AGENT
                                    ---------

     13.1 Appointment of Agent.
          ---------------------

          (a) Each Lender hereby designates First Union as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note or participation in any Letter of Credit by the acceptance of a Note or participation shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Credit Agreement and the Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent shall hold all Collateral and all payments of principal, interest, Fees, charges and expenses received pursuant to this Credit Agreement or any other Credit Document for the ratable benefit of the Lenders. The Agent may perform any of its duties hereunder by or through its agents or employees.

          (b) The provisions of this Article XIII are solely for the benefit of
                                     ------------
     the Agent and the Lenders, and none of the Borrowers shall have any rights as a third party beneficiary of any of the provisions hereof (other than
     Section 13.9). In performing its functions and duties under this Credit
     ------------
     Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower.

     13.2 Nature of Duties of Agent.
          --------------------------

     The Agent shall have no duties or responsibilities except those expressly set forth in this Credit Agreement. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Credit Agreement a fiduciary relationship in respect of any Lender; and nothing in this Credit Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Credit Agreement except as expressly set forth herein.

     13.3 Lack of Reliance on Agent.
          --------------------------

          (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of each Borrower in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Borrower, and, except as expressly provided in this Credit Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter.

          (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Credit Agreement or the Notes or the financial or other condition of any Borrower. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or the Notes, or the financial condition of any Borrower, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

     13.4 Certain Rights of the Agent.
          ---------------------------

     The Agent shall have the right to request instructions from the Required Lenders or, as required, each of the Lenders. If the Agent shall request instructions from the Required Lenders or each of the Lenders, as the case may be, with respect to any act or action (including the failure to act) in connection with this Credit Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders or each of the Lenders, as the case may be, and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders or each of the Lenders, as the case may be.

     13.5 Reliance by Agent.
          ------------------

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. The Agent may consult with legal counsel (including counsel for the Borrowers with respect to matters concerning the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     13.6 Indemnification of Agent.
          ------------------------

     To the extent the Agent is not reimbursed and indemnified by the Borrowers, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement, provided that no Lender shall be liable for any
                          --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

     13.7 The Agent in its Individual Capacity.
          ------------------------------------

     With respect to its obligation to lend under this Credit Agreement, the Loans made by it and the Notes issued to it, its participation in Letters of Credit issued hereunder, and all of its rights and obligations as a Lender hereunder and under the other Credit Documents, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrowers or any Affiliate of the Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers for services in connection with this Credit Agreement and otherwise without having to account for the same with the Lenders.

     13.8 Holders of Notes.
          ----------------

     The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.9 Successor Agent.
          ---------------

          (a) The Agent may, upon five (5) Business Days' notice to the Lenders and the Borrowers, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this Section 13.9(a)) by
                                                        ---------------
     giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, upon five (5) days' notice, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice , the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least $500,000,000. Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, any successor Agent (whether appointed by the Required Lenders or the Agent) shall have been approved in writing by the Company (such approval not to be unreasonably withheld).

          (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XIII shall
                                                            ------------
     inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

     13.10 Collateral Matters.
          -------------------

          (a) Each Lender authorizes and directs the Agent to enter into the Security Documents for the benefit of the Lenders. Each Lender authorizes and directs the Agent to make such changes to the form Acknowledgment Agreement attached hereto as Exhibit A as the Agent deems necessary in
                                  ---------
     order to obtain any Acknowledgment Agreement from any landlord, warehouseman, filler, packer or processor of any Borrower. Each Lender also authorizes and directs the Agent to review and approve all agreements regarding lockboxes and lockbox accounts and blocked accounts (including the related lockbox or blocked account agreements) on such terms as the Agent deems necessary. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders or each of the Lenders, as applicable, in accordance with the provisions of this Credit Agreement or the Security Documents, and the exercise by the Required Lenders or each of the Lenders, as applicable, of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Document which may be necessary or appropriate to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

          (b) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in cash and satisfaction of all of the Obligations (including the Letter of Credit Obligations) at any time arising under or in respect of this Credit Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or disposed of upon receipt of the proceeds of such sale by the Agent if the applicable Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.3 (and the Agent may rely conclusively on any
                     -----------
     such certificate, without further inquiry) or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 13.10(b).
          ----------------

          (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Credit Agreement, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days' prior written request by the applicable Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided that (i) the Agent shall not be required to execute
                  --------
     any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of such Borrower or any Subsidiary in respect of) all interests retained by such Borrower or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Agent shall be authorized to deduct all of the expenses reasonably incurred by the Agent from the proceeds of any such sale, transfer or foreclosure.

          (d) The Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrowers or any Subsidiary or is cared for, protected or insured or that the liens granted to the Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agent in this Section 13.10 or in any of the Security Documents, it
                       -------------
     being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

     13.11 Actions with Respect to Defaults.
           --------------------------------

     In addition to the Agent's right to take actions on its own accord as permitted under this Credit Agreement, the Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Required Lenders or all of the Lenders, as the case may be; provided that, until the
                                                   --------
Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

     13.12 Delivery of Information.
           -----------------------

     The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Agent from the Borrowers, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Credit Agreement or any other Credit Document except (a) as specifically provided in this Credit Agreement or any other Credit Document and (b) as specifically requested from time to time in writing by any Lender with respect to a specific document instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request.

                                   ARTICLE XIV

                                  MISCELLANEOUS
                                  -------------

     14.1 Waivers.
          -------

     Each Borrower hereby waives due diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No delay or omission of the Agent or the Lenders to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Agent or the Lenders of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

     14.2 JURY TRIAL.
          ----------

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, THE AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS CREDIT AGREEMENT, THE CREDIT DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

     14.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.
          ------------------------------------------------

          (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document shall be brought in the courts of the State of North Carolina in Mecklenburg County or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Borrowers hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Borrowers further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 14.5, such
                                                          ------------
     service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Borrower in any other jurisdiction.

          (b) Each of the Borrowers hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     14.4 Arbitration.
          -----------

          (a) Notwithstanding the provisions of Section 14.3 to the contrary,
                                                ------------
     upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Credit Agreement and other Credit Documents ("Disputes") between or among parties to this Credit Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Credit Agreement.

          Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within ninety (90) days of demand for arbitration and all hearings shall be concluded within one hundred twenty (120) days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of sixty (60) days. The expedited procedures set forth in Rule 51 et seq. of
                                                                    -- ---
     the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

          (b) Notwithstanding the preceding binding arbitration provisions, the Agent, the Lenders and the Borrowers agree to preserve, without diminution, certain remedies that the Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, setoff, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to the Agent's entitlement on behalf of the Lenders to exercise such remedies is a Dispute. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

          (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

          (d) By execution and delivery of this Credit Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available.

     14.5 Notices.
          -------

     Except as otherwise provided herein, all notices and correspondences hereunder shall be in writing and sent by certified or registered mail return receipt requested, or by overnight delivery service, with all charges prepaid, if to the Agent, then to First Union National Bank, One First Union Center, 301 South College Street, TW9, Charlotte, North Carolina 28288-0479, Attention:
Terri Lins, Vice President, if to the Borrowers, then to Borrowers at Chiquita Processed Foods, L.L.C., 150 West First Street, New Richmond, Wisconsin 54017,
Attention: Vice President and Chief Financial Officer, with copies to each of the Vice President & Treasurer and Senior Vice President & General Counsel of CBII, at 250 East Fifth Street, Cincinnati, Ohio 45202, and to any Lender, at the address set forth on Schedule 1.1A hereto, or by facsimile transmission, promptly confirmed in writing sent by first class mail, if to the Agent, at
(704) 374-2703 and if to the Borrowers at (715) 243-7330 and (513) 784-6691 and
if to any Lender at the facsimile number set forth on Schedule 1.1A hereto. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged; provided that notices to the Agent
                                              --------
shall not be effective until received.

     14.6 Assignability.
          --------------

          (a) No Borrower shall have the right to assign this Credit Agreement or any interest therein except with the prior written consent of the Lenders.

          (b) Notwithstanding subsection (c) of this Section 14.6, nothing
                                                     ------------
     herein shall restrict, prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or (ii) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any affiliate of such Lender or to any existing Lender or affiliate thereof. Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrowers.

          (c) Each Lender may, with the consent of the Agent and the Company (such consent not to be unreasonably withheld or delayed), but without the consent of any other Lender, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Credit Agreement and the Notes; provided that (i) for each such assignment,
                                     --------
     the parties thereto shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 to be paid by the assignee,
     (ii) no such assignment shall be for less than $5,000,000 or, if less, the entire remaining Commitments of such Lender, (iii) if such assignee is a Foreign Lender, all of the requirements of Section 2.7(b) shall have been satisfied as a condition to such assignment and (iv) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of both the Revolving Credit Commitment and Term Loan Commitment of such Lender and all Loans of such Lender. Upon such execution and delivery of the Assignment and Acceptance to the Agent, from and after the date specified as the effective date in the Assignment and Acceptance (the "Acceptance Date"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, such assignee shall have the rights and obligations of a Lender hereunder and
     (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any rights it may have pursuant to Section 14.8 which will survive) and be released from its
                 ------------
     obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto).

          (d) By executing and delivering an Assignment and Acceptance, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the Notes or any other instrument or document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under this Credit Agreement or any other instrument or document furnished pursuant hereto, (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the financial statements referred to in Section 7.1 and such other documents and information as it
                    -----------
     has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement, (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Credit Agreement are required to be performed by it as a Lender.

          (e) The Agent shall maintain at its address referred to in Section
                                                                     -------
     14.5 a copy of each Assignment and Acceptance delivered to and accepted by
     ----
     it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, together with the Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept
                                                   ---------
     such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers. Within five (5) Business Days after its receipt of such notice, the Borrowers shall execute and deliver to the Agent in exchange for the surrendered Note or Notes (which the assigning Lender agrees to promptly deliver to the Company) a new Note or Notes to the order of the assignee in an amount equal to the Commitment or Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or Commitments hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment or Commitments retained by it hereunder. Such new Note or Notes shall re-evidence the indebtedness outstanding under the old Notes or Notes and shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the Closing Date and shall otherwise be in substantially the form of the Note or Notes subject to such assignments.

          (g) Each Lender may sell participations (without the consent of the Agent, the Borrowers or any other Lender) to one or more parties in or to any portion of its rights and obligations under this Credit Agreement (including, without limitation, any portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided that (i) such
                                                    --------
     Lender shall retain for itself at least $10,000,000 of its Commitments and Loans, (ii) such Lender's obligations under this Credit Agreement (including, without limitation, its Commitments to the Borrowers hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any such Note for all purposes of this Credit Agreement, (v) the Borrowers, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement and
     (vi) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Credit Agreement except to the extent such amendment or waiver would (A) extend the final maturity date or the date for the payments of any installment of fees or principal or interest of any Loans or Letter of Credit reimbursement obligations in which such participant is participating, (B) reduce the amount of any installment of principal of the Loans or Letter of Credit reimbursement obligations in which such participant is participating, (C) except as otherwise expressly provided in this Credit Agreement, reduce the interest rate applicable to the Loans or Letter of Credit reimbursement obligations in which such participant is participating, or (D) except as otherwise expressly provided in this Credit Agreement, reduce any Fees payable hereunder.

          (h) Each Lender agrees that, without the prior written consent of the Borrowers and the Agent, it will not make any assignment or sell a participation hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan, Note or other Obligation under the securities laws of the United States of America or of any jurisdiction.

          (i) In connection with the efforts of any Lender to assign its rights or obligations or to participate interests, such Lender may disclose any information in its possession regarding the Borrowers.

     14.7 Information.
          -----------

     The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrowers pursuant to this Credit Agreement that is marked confidential; provided that
                                                               --------
nothing herein shall prevent any Lending Party from disclosing such information
(a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority; provided, however, that, to the extent permitted by law, the affected Lending
--------  -------
Party shall provide prior written notice to the affected Borrower of any such request or demand, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, (i) subject to provisions substantially similar to those contained in this Section 14.7, to any
                                                            ------------
actual or proposed participant or assignee and (j) to Gold Sheets and other
                                                      -----------
similar bank trade publications; such information to consist of deal terms and other information approved by the Company and customarily found in such publications.

     14.8 Payment of Expenses; Indemnification.
          ------------------------------------

     The Borrowers agree to pay all reasonable out-of-pocket costs and expenses of (a) the Agent in connection with (i) the negotiation, preparation, execution and delivery of this Credit

Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of special external counsel to the Agent and the fees and expenses of special external counsel for the Agent in connection with collateral issues but excluding any amounts for services rendered by internal counsel) and (ii) any amendment, waiver or consent relating hereto and thereto including, without limitation, any such amendments, waivers or consents resulting from or related to any work-out, re-negotiation or restructure relating to the performance by the Borrowers under this Credit Agreement and (b) the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein, including but not limited to, any work-out, re-negotiation or restructure relating to the performance by the Borrowers under this Credit Agreement, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders (including the allocated costs of internal counsel). The Borrowers shall indemnify, defend and hold harmless the Agent, the Issuing Bank and each of the Lenders and their respective directors, officers, agents, employees and counsel from and against (x) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of any litigation, investigation, claim or proceeding which arises out of or is in any way related to (i) this Credit Agreement, any Letter of Credit or the transactions contemplated thereby, (ii) any actual or proposed use by any Borrower of the proceeds of the Loans or (iii) the Agent's, the Issuing Bank's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (y) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred in connection with any remedial or other action taken by any Borrower or any of the Lenders in connection with compliance by any Borrower or any of its Subsidiaries, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that the obligations of any Borrower hereunder are unenforceable for any reason, such Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Borrowers' obligations under this
Section 14.8 shall survive any termination of this Credit Agreement and the
------------
other Credit Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of their Obligations set forth in this Credit Agreement. In addition, the Borrowers shall, upon demand, pay to the Agent and any Lender all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Agent, the Issuing Bank or such Lender in (A) enforcing or defending its rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith against any Borrower (or, in the case of the Agent, against any Lender, except to the extent that the claim or liability giving rise to such enforcement or defense is finally judicially determined to have resulted from the Agent's own gross negligence or willful misconduct), (B) in collecting the Loans, (C) in foreclosing or otherwise collecting upon the Collateral or any part thereof and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

     14.9 Entire Agreement, Successors and Assigns.
          ----------------------------------------

     This Credit Agreement along with the other Credit Documents and the Fee Letter constitutes the entire agreement among the Borrowers, the Agent and the Lenders, supersedes any prior agreements among them, and shall bind and benefit the Borrowers and the Lenders and their respective successors and permitted assigns.

     14.10 Amendments, Etc.
           ---------------

     Neither the amendment or waiver of any provision of this Credit Agreement or any other Credit Document, nor the consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, or if the Lenders shall not be parties thereto, by the parties thereto and consented to by the Required Lenders, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no
                                                       --------
amendment, waiver or consent shall unless in writing and signed by all the Lenders, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (b) except as otherwise expressly provided in this Credit Agreement, reduce the principal of, or interest on, any Note or any Letter of Credit reimbursement obligations or any fees hereunder, (c) postpone any date fixed for any payment or mandatory prepayment in respect of principal of, or interest on, any Note or any Letter of Credit reimbursement obligations or any fees hereunder, (d) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Required Lenders to take any action hereunder, (e) amend or waive
Section 2.8, Section 2.9, Section 13.6 or this Section 14.10, or change the
-----------  -----------  ------------         -------------
definition of Required Lenders, (f) except as otherwise expressly provided in this Credit Agreement, and other than in connection with the financing, refinancing, sale or other disposition of any asset of the Borrowers permitted under this Credit Agreement, release any Liens in favor of the Lenders on any material portion of the Collateral, (g) except as expressly permitted hereunder, increase the advance rates used to calculate the Revolving Credit Borrowing Base, the Distribution Term Loan Borrowing Base or the Non-Distribution Term Loan Borrowing Base or (h) terminate, waive or modify any indemnification obligations of any Borrower under the Credit Agreement or any other Credit Document and, provided, further, that no amendment, waiver or consent affecting
              --------  -------
the rights or duties of the Agent or the Issuing Bank under any Credit Document shall in any event be effective, unless in writing and signed by the Agent and/or the Issuing Bank, as applicable, in addition to the Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of the Borrowers shall not be required for any amendment, modification or waiver of the provisions of Article XIII (other than the
                                            ------------
provisions of Section 13.9). In addition, the Borrowers and the Lenders hereby
              ------------
authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 1.1A from time to time in the manner requested by the
              -------------
Borrowers, the Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the
                                                  --------  -------
Agent shall promptly deliver a copy of any such modification to the Borrowers and each Lender.

     14.11 Nonliability of Agent and Lenders.
           ---------------------------------

     The relationship between any Borrower on the one hand and the Lenders and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Agent nor any Lender undertakes any responsibility to any Borrower to review or inform such Borrower of any matter in connection with any phase of such Borrower's business or operations.

     14.12 Independent Nature of Lenders' Rights.
           -------------------------------------

     The amounts payable at any time hereunder to each Lender under such Lender's Note or Notes shall be a separate and independent debt.

     14.13 Counterparts.
           ------------

     This Credit Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     14.14 Effectiveness.
           -------------

     This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent pursuant to Section 14.5 or, in the
                                                       ------------
case of the Lenders, shall have given to the Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

     14.15 Severability.
           ------------

     In case any provision in or obligation under this Credit Agreement or the Notes or the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     14.16 Headings Descriptive.
           --------------------

     The headings of the several sections and subsections of this Credit Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     14.17 Maximum Rate.
           ------------

     Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement or in any other Credit Document, the Borrowers, the Agent and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Agent or any Lender for the use, forbearance, or detention of the money loaned to any Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the applicable Borrower. All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance, or detention of the Obligations and other indebtedness of the Borrowers to the Agent or any Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Credit Agreement and all agreements among the Borrowers, the Agent and the Lenders.

     14.18 Right of Setoff.
           ---------------

     In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, if any Event of Default has occurred and is continuing and whether or not such Lender or such holder has made any demand or the Obligations of any Borrower are matured, have the right to appropriate and apply to the payment of the Obligations of such Borrower all deposits (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder. Any amount received as a result of the exercise of such rights shall be reallocated among the Lenders as set forth in Section 3.8.
                                              -----------

     14.19 Concerning Joint and Several Liability of the Borrowers.
           -------------------------------------------------------

          (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

          (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation.

          (d) The obligations of each Borrower under the provisions of this
     Section 14.19 constitute full recourse obligations of such Borrower,
     -------------
     enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under this Credit Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by any Lender under or in respect of any of the Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this Section 14.19,
                                                            -------------
     afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 14.19, it
                                                              -------------
     being the intention of each Borrower that, so long as any of the Obligations remain unsatisfied, the obligations of such Borrower under this
     Section 14.19 shall not be discharged except by performance and then only
     -------------
     to the extent of such performance. The Obligations of each Borrower under this Section 14.19 shall not be diminished or rendered unenforceable by any
          -------------
     winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.

          (f) The provisions of this Section 14.19 are made for the benefit of
                                     -------------
     the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Borrowers or to exhaust any remedies available to it against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 14.19 shall remain
                                                    -------------
     in effect until all the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 14.19 will forthwith be reinstated in effect, as
                        -------------
     though such payment had not been made.

          (g) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the joint obligations of a Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the federal Bankruptcy Code).

          (h) The Borrowers hereby agree, as among themselves, that if any Borrower shall become an Excess Funding Borrower (as defined below), each other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Borrower to any Excess Funding Borrower under this Section 14.19(h)
                                                               ----------------
     shall be subordinate and subject in right of payment to the prior payment in full of the Obligations of such Borrower under the other provisions of this Credit Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such Obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any Obligations arising under the other provisions of this Credit Agreement (hereafter, the "Joint Obligations"), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and
     (iii) "Pro Rata Share", for the purposes of this Section 14.19(h), shall
                                                      ----------------
     mean, for any Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair salable value of all assets and other properties of such Borrower and all of the other Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrowers hereunder) of such Borrower and all of the other Borrowers, all as of the Closing Date (if any Borrower becomes a party hereto subsequent to the Closing Date, then for the purposes of this
     Section 14.19(h) such subsequent Borrower shall be deemed to have been a
     ----------------
     Borrower as of the Closing Date and the information pertaining to, and only pertaining to, such Borrower as of the date such Borrower became a Borrower shall be deemed true as of the Closing Date).

     14.20 Power of Attorney.
           -----------------

     Each Subsidiary Borrower appoints each of the chief financial officer and any vice president of the Company, (each of whom is a senior officer of the Company) to be its attorneys ("its Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Revolving Credit Borrowing Base Certificate, any Distribution Term Loan Borrowing Base Certificate or any Non-Distribution Term Loan Borrowing Base Certificate or any security documents (the "Documents") in connection with this Credit Agreement, provided that such Documents are in substantially the form provided therefor in the applicable exhibits thereto. This Power of Attorney shall be valid for the duration of the term of this Credit Agreement. Each Subsidiary Borrower hereby undertakes to ratify everything which either of its Attorneys shall do in order to execute the Documents mentioned herein.

                                                                    Exhibit 10-c

IN WITNESS WHEREOF the parties hereto have caused this Credit Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWERS:                               CHIQUITA PROCESSED FOODS, L.L.C.
---------


                                         By:          /s/
                                            --------------------------------

AGENT AND LENDERS                        FIRST UNION NATIONAL BANK,
-----------------
                                         as Agent and as a Lender


                                         By:          /s/
                                            --------------------------------

LENDERS                                  BANK OF AMERICA, N.A.
-------
                                         (f/k/a NationsBank, N.A.),
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         ERSTE BANK DER OESTERREICHISCHEN
                                         SPARKASSEN AG,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------


                                         By:          /s/
                                            --------------------------------

                                         NATIONAL BANK OF CANADA,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         SIEMENS FINANCIAL SERVICES, INC.,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         GMAC COMMERCIAL CREDIT LLC,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         SUNTRUST BANK,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         FIRSTAR BANK, NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         CoBANK, ACB,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         TRANSAMERICA BUSINESS CAPITAL,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         SOVEREIGN BANK,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------

                                         BANKBOSTON, N.A.,
                                         as a Lender


                                         By:          /s/
                                            --------------------------------